UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Amendment No. 1

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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DGSE COMPANIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DGSE Companies, Inc.

15850 DALLAS PARKWAY, SUITE 140

Dallas, Texas 75248

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD [●], 2016

Dear Stockholder:

As a stockholder of DGSE Companies, Inc. (the “Company”), you are hereby given notice of and invited to attend in person or by proxy our 2016 Annual Meeting of Stockholders to be held in the conference room at the Company’s corporate office at 15850 Dallas Parkway, Suite 140, Dallas, Texas 75248, on [•],[•], 2016 at 10:00 a.m. (local time).

At this year’s stockholders’ meeting, you will be asked to: (i) elect five directors to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified; (ii) approve the issuance to Elemetal, LLC (“Elemetal”) and NTR Metals, LLC (“NTR”) of shares of the Company’s common stock and issuance of a warrant to Elemetal to purchase additional shares of the Company’s Common Stock in consideration of cancellation and forgiveness of debt owed to NTR and Elemetal by the Company; (iii) approve an amendment to the Company’s Articles of Incorporation increasing the Company’s authorized shares; (iv) adopt the Company’s 2016 Equity Incentive Plan; (v) cast an advisory vote on our current named executive compensation; (vi) ratify the appointment of Whitley Penn LLP (“Whitley Penn”) as our independent registered public accountants for the fiscal year ending December 31, 2016; (vii) vote to adjourn the annual meeting, if necessary, to solicit additional proxies in favor of proposals one through six; and (viii) transact such other business as may properly come before the meeting and any adjournment(s) thereof. Our Board of Directors unanimously recommends that you vote: (a) FOR the directors nominated; (b) FOR the issuance of common stock to NTR and Elemetal and the warrant to Elemetal in consideration of cancellation and forgiveness of debt owed; (c) FOR the amendment to the Articles of Incorporation; (d) FOR the 2016 Equity Incentive Plan; (e) FOR the approval of our current named executive compensation; and (f) FOR the ratification of Whitley Penn. Accordingly, please give careful attention to these proxy materials.

Only holders of record of our Common Stock as of the close of business on [•], 2016 are entitled to notice of and to vote at our annual meeting and any adjournment(s) thereof. Our transfer books will not be closed.

You are cordially invited to attend the annual meeting. Whether you expect to attend the annual meeting or not, please vote, sign, date and return in the self-addressed envelope provided the enclosed proxy card as promptly as possible. If you attend the annual meeting, you may vote your shares in person, even though you have previously signed and returned your proxy.

By Order of the Board of Directors,

/s/ Nicholas A. Rios
Nicholas A. Rios
Secretary

Dallas, Texas
[•], 2016

YOUR VOTE IS IMPORTANT.

PLEASE EXECUTE AND RETURN PROMPTLY THE

ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED HEREIN.

DGSE Companies, Inc.

15850 DALLAS PARKWAY, SUITE 140

Dallas, Texas 75248

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD [●], 2016

To Our Stockholders:

This proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (our “Board of Directors” or “Board”) of DGSE Companies, Inc., a Nevada corporation (the “Company,” “we,” “us,” “our,” and “DGSE”), to be used at our Annual Meeting of Stockholders to be held in the conference room at the Company’s corporate office at 15850 Dallas Parkway, Suite 140, Dallas, Texas 75248, on [•],[•], 2016 at 10:00 a.m. (local time), or at any adjournment or adjournments thereof. Our stockholders of record as of the close of business on [•], 2016 (the “Record Date”) are entitled to vote at our annual meeting.

Important Notice of Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on [•], 2016.

Our proxy materials, including our Proxy Statement for the 2016 Annual Meeting, 2015 Annual Report on Form 10-K for the year ended December 31, 2015 and proxy card, were first sent to security holders on or about [•], 2016 and are available on the internet at www.DGSECompanies.com.

VOTING PROCEDURES AND REVOCABILITY OF PROXIES

The accompanying proxy card is designed to permit each of our stockholders as of the Record Date to vote on each of the proposals properly brought before the annual meeting. As of the Record Date, there were [●] shares of our common stock, par value $0.01 per share (our “Common Stock”), issued and outstanding and entitled to vote at the annual meeting. Each outstanding share of our Common Stock is entitled to one vote.

The holders of a majority of our outstanding shares of Common Stock entitled to vote, present in person or by proxy, will constitute a quorum for the transaction of business at the annual meeting. If a quorum is not present, the annual meeting may be adjourned from time to time until a quorum is obtained.

Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present. Abstentions, but not broker non-votes, are treated as shares present and entitled to vote. Broker non-votes are treated as shares present but not entitled to vote on the particular matter. Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial holders at least ten days before the meeting. If that happens, the nominees may vote those shares only on matters deemed “routine” by the NYSE MKT Exchange (the “Exchange”), such as the ratification of auditors. Nominees cannot vote on non-routine matters unless they receive voting instructions from beneficial holders, resulting in so-called “broker non-votes.”

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Assuming that a quorum is present, directors will be elected by a plurality vote and the five nominees who receive the most votes will be elected. As a result, abstentions and broker non-votes, if any, will not affect the outcome of the vote on this proposal. There is no right to cumulative voting unless cumulative voting is requested at the Annual Meeting by a stockholder who has complied with the requirements set forth in our bylaws with respect to cumulative voting.

Assuming that a quorum is present, the adoption of the Company’s 2016 Equity Incentive Plan, cast an advisory vote on our current named executive compensation, the ratification of the appointment of Whitley Penn as our independent registered public accountants for the fiscal year ending December 31, 2016 and approval of any other matter that may properly come before the annual meeting, requires the affirmative vote of a majority of the total votes cast on these proposals, in person or by proxy, is required to approve these proposals. As a result, abstentions and broker non-votes, if any, will not affect the outcome of the vote on these proposals because they are not considered votes cast. We believe that the proposal for the ratification of our independent registered public accounting firm is considered to be a “routine” matter, and hence we do not expect that there will be a significant number of broker non-votes on such proposal.

Assuming that a quorum is present, the approval of the issuance to Elemetal and NTR of shares of the Company’s Common Stock and issuance of a warrant to Elemetal to purchase additional shares of the Company’s Common Stock in consideration of cancellation and forgiveness of debt owed to NTR and Elemetal by the Company requires the affirmative vote of at least a majority of the issued and outstanding shares of our Common Stock, excluding any shares beneficially owned, directly or indirectly, by Elemetal and NTR or their affiliates. Assuming that a quorum is present, the approval of the amendment to the Company’s Articles of Incorporation requires the affirmative vote of shareholders representing a majority of all outstanding shares of our Common Stock. As each of these proposals is a non-routine matter under applicable rules, your bank, broker or other nominee cannot vote without instructions from you. Abstentions and broker non-votes will have the effect of a vote against each of these proposals.

The accompanying proxy card provides space for you to vote in favor of, against or to withhold or abstain voting for: (i) the nominees for the Board of Directors identified herein; (ii) approval of the issuance to Elemetal and NTR of shares of the Company’s common stock and issuance of a warrant to Elemetal to purchase additional shares of the Company’s Common Stock in consideration of cancellation and forgiveness of debt owed to Elemetal and NTR by the Company; (iii) approval of an amendment to the Company’s Articles of Incorporation increasing the Company’s authorized shares; (iv) adoption of the Company’s 2016 Equity Incentive Plan; (v) an advisory vote on our current named executive compensation; (vi) ratification of the appointment of Whitley Penn as our independent registered public accountants for the fiscal year ending December 31, 2016; (vii) adjournment of the annual meeting, if necessary, to solicit additional proxies in favor of proposals one through six; and (viii) transaction of such other business as may properly come before the meeting and any adjournment(s) thereof. Our Board of Directors urges you to complete, sign, date and return the proxy card in the accompanying envelope, which is postage prepaid for mailing in the United States.

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When a signed proxy card is returned with choices specified with respect to voting matters, the proxies designated on the proxy card will vote the shares in accordance with the stockholder’s instructions. We have designated Nick Rios and Patrick Mason as proxies for the stockholders. If you desire to name another person as your proxy, you may do so by crossing out the names of the designated proxies and inserting the name of the other person to act as your proxy. In that case, it will be necessary for you to sign the proxy card and deliver it to the person named as your proxy and for the named proxy to be present and vote at the annual meeting. Proxy cards so marked should not be mailed to us.

If you sign your proxy card and return it to us and you have made no specifications with respect to voting matters, your shares will be voted FOR: (i) the election of the nominees for director identified herein; (ii) the approval of the issuance to Elemetal and NTR of shares of the Company’s Common Stock and issuance of a warrant to Elemetal to purchase additional shares of the Company’s Common Stock in consideration of cancellation and forgiveness of debt owed to NTR and Elemetal by the Company; (iii) the approval of an amendment to the Company’s Articles of Incorporation increasing the Company’s authorized shares; (iv) adoption of the Company’s 2016 Equity Incentive Plan; (v) an advisory vote on our current named executive compensation; (vi) ratification of the appointment of Whitley Penn as our independent registered public accountants for the fiscal year ending December 31, 2016; (vii) adjournment of the annual meeting, if necessary, to solicit additional proxies in favor of proposals one through six; and (viii) transaction of such other business as may properly come before the meeting and any adjournment(s) thereof.

You have the unconditional right to revoke your proxy at any time prior to the voting of the proxy by taking any act inconsistent with the proxy. Acts inconsistent with the proxy include notifying our Secretary in writing of your revocation, executing a subsequent proxy, or personally appearing at the annual meeting and casting a contrary vote. However, no revocation shall be effective unless at or prior to the annual meeting we have received notice of such revocation.

At least ten (10) days before the annual meeting, we will make a complete list of the stockholders entitled to vote at the annual meeting open to the examination of any stockholder for any purpose germane to the meeting. The list will be open for inspection during ordinary business hours at our executive offices located at 15850 Dallas Parkway, Suite 140, Dallas, Texas 75248, and will also be made available to stockholders present at the meeting.

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PROPOSAL ONE:

ELECTION OF DIRECTORS

Five directors are proposed to be elected at the annual meeting. If elected, each director will hold office until the next annual meeting of stockholders or until his successor is elected and qualified. The election of directors will be decided by a plurality vote.

The five nominees for election as directors to serve until the next annual meeting of stockholders and until their successors have been duly elected and qualified are Matthew M. Peakes, Douglas J. Lattner, William E. LeRoy, J. Marcus Scrudder and Michael J. Noel. All five nominees are members of our current Board of Directors, and have served since 2015 (other than Mr. Noel and Mr. LeRoy who have served since 2016). All nominees have consented to serve if elected and we have no reason to believe that any of the nominees named will be unable to serve. If any nominee becomes unable to serve: (i) the shares represented by the designated proxies will be voted for the election of a substitute as our Board of Directors may recommend; (ii) our Board of Directors may reduce the number of directors to eliminate the vacancy; or, (iii) our Board of Directors may fill the vacancy at a later date after selecting an appropriate nominee.

The Compliance, Governance and Nominating Committee of the Board nominated the individuals named below for election to our Board of Directors, and information regarding the background and qualifications of each of the nominees is set forth below. See “Security Ownership of Certain Beneficial Owners and Management” for additional information about the nominees, including their ownership of securities issued by DGSE.

Name	Age	Director Since	Position

Matthew M. Peakes	38	2015	Chairman of the Board, Chief Executive Officer and President

Douglas J. Lattner (1)	65	2015	Director and Chairman of the Compensation Committee

William E. LeRoy	59	2016	Director

J. Marcus Scrudder (1)	48	2015	Lead Independent Director and Chairman of the Audit Committee

Michael J. Noel (1)	51	2016	Director and Chairman of the Compliance, Governance and Nominating Committee

(1)	Member of the Audit Committee, Compensation Committee, and Compliance, Governance and Nominating Committee.

The following paragraphs summarize each nominee’s principal occupation, business affiliations and other information.

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Matthew M. Peakes was appointed Chief Executive Officer and elected as Chairman of the Board on September 15, 2015. Mr. Peakes was elected to the Board because of his experience in the precious metals and diamond industries, background in implementing operational improvements, and financial expertise. From 2012 to 2015, Mr. Peakes was employed by Elemetal, LLC (“Elemetal”), our largest shareholder, as the Director of Corporate Development. Prior to joining Elemetal, Mr. Peakes was with JPMorgan from 2007 to 2012 as Vice President. Mr. Peakes holds both a Master of Business Administration and B.B.A in Finance from Southern Methodist University.

Douglas J. Lattner has served as a Director and as Chairman of our Compensation Committee since 2015. Mr. Lattner retired in June 2013 after a 38-year career with Deloitte Consulting, LLP where he served as Chairman and Chief Executive Officer and Vice Chairman of Deloitte & Touche LLP, a big four public accounting firm. Mr. Lattner holds a B.B.A in Marketing from the University of Oklahoma and a Master of Business Administration from the University of Dallas. Mr. Lattner was elected to the Board because of his extensive consulting and business experience in various industries.

William E. LeRoy has served as a Director since 2016. Mr. LeRoy is currently the Chief Executive Officer and on the Board of Managers of Elemetal, LLC, a global precious metals company focusing on the recovery, refining, and minting of precious metals and providing retail and wholesale investment possibilities. Mr. LeRoy has served in such role since 2012. From 2007 until 2012, Mr. LeRoy served as President of Ohio Precious Metals, LLC, a precious metals refinery that became a wholly-owned subsidiary of Elemetal in 2012. Mr. LeRoy has worked his entire professional career in the precious metals industry including sales and management positions in the electroplating and capital equipment industries. Prior to joining Elemetal, LLC, Mr. LeRoy served as National Sales Manager for Handy&Harman and Managing Director for H&H Singapore. Mr. LeRoy holds a B.S. in Marketing from The Ohio State University. Mr. LeRoy was elected to the Board because of his extensive experience in the precious metals industry.

J. Marcus Scrudder has served as a Director and as Chairman of our Audit Committee since 2015. Mr. Scrudder is currently the President/Owner of Heartland Cabinetry and Furniture, Inc., a leading manufacturer of custom residential and commercial cabinetry in North Texas. From 2005 to 2012, Mr. Scrudder was Chief Financial Officer and subsequently Chief Executive Officer of Craftmade International, Inc. (NASDAQ: CRFT), a national manufacturer and supplier of ceiling fans, decorative lighting and luxury outdoor furniture, where Mr. Scudder led negotiations of the sale of Craftmade to a strategic buyer in late 2011. Mr. Scrudder holds a B.B.A in Finance from University of Central Oklahoma and a Master of Business Administration from Southern Methodist University. Mr. Scrudder was elected to serve as a Director based on his extensive business and financial management experience, including the numerous senior management and Chief Financial Officer roles he has held.

Michael J. Noel has served as a Director, and Chairman of our Compliance, Governance and Nominating Committee, since 2016. Mr. Noel is currently the President, CEO and majority shareholder of Taylor Stephens, Inc., a Dallas based investment advisory firm offering discretionary portfolio management services. In 2003, Mr. Noel was one of the cofounders of Braymen, Lambert & Noel Securities (“BLNS”), an investment advisory and brokerage firm that specialized in fixed income securities. At the end of 2015, Wells Nelson & Associates (“Wells Nelson”) acquired the fixed income brokerage business of BLNS. Mr. Noel now manages the Texas fixed income sales and trading operations for Wells Nelson. Mr. Noel holds a B.S. in Economics with Financial Applications from Southern Methodist University. Mr. Noel also holds several industry licenses. Mr. Noel was elected to the Board based on his extensive operational and business experience.

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None of the individuals listed above have been involved in a legal proceeding as defined by Item 401(f) of Regulation S-K.

Family Relationships

There are no family relationships among our directors, our executive officers or our key employees.

Vote Required

Directors will be elected by a plurality of the votes cast by the holders of our Common Stock voting in person or by proxy at the annual meeting. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum, but will have no effect on the vote for election of directors.

THE BOARD OF DIRECTORS URGES YOU TO VOTE “FOR”

EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ABOVE.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership each stockholder known by us to own beneficially more than five (5) percent of our outstanding shares of Common Stock. Common Stock beneficially owned and percentage ownership as of July 15, 2016 was based on 12,359,466 shares outstanding. As set forth in more detail in Proposal Two, the proposed issuance to Elemetal and NTR of shares of the Company’s Common Stock and issuance of a warrant to Elemetal to purchase additional shares of the Company’s Common Stock may result in a change in control.

Title of class	Name and address of beneficial owner	Amount and nature of beneficial ownership	Percent of class	Sole Voting Power	Shared Voting Power	Sole Investment Power	Shared Investment Power

Common Stock	Elemetal, LLC (1) 15850 Dallas Parkway Dallas, TX 75248	9,695,042	55.8%	9,695,042	-	9,695,042	-
Common Stock	Dr. L. S. Smith (2) 519 I-30, Suite 243 Rockwall, TX 75087	1,211,797	9.8%	1,211,797	-	1,211,797	-

(1)	Based solely on information disclosed in the Schedule 13D/A, filed with the SEC on June 22, 2016 by Elemetal and its affiliate NTR. Elemetal also holds an option to purchase up to 5,000,000 shares of our Common Stock at an exercise price of $15 per share, which option is vested and exercisable and expires on October 25, 2016.
(2)	Based solely on information disclosed in the Schedule 13D/A, filed with the SEC on November 21, 2014 by Dr. L.S. Smith.

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The following table sets forth information with respect to beneficial ownership of our Common Stock by our principal executive officers, by each of our directors, and by all executive officers and directors as a group as of July 15, 2016. Except as otherwise noted, the address of each of the following beneficial owners is c/o DGSE Companies, Inc., 15850 Dallas Parkway, Suite 140, Dallas, TX 75248.

Title of class	Name and address of beneficial owner	Amount and nature of beneficial ownership	Percent of class	Sole Voting Power	Shared Voting Power	Sole Investment Power	Shared Investment Power

Common Stock	Matthew M. Peakes (1)	-	0.00%	-	-	-	-

Common Stock	J. Marcus Scrudder (2)	20,340	0.16%	20,340	-	20,340	-

Common Stock	Douglas J. Lattner (3)	20,340	0.16%	20,340	-	20,340	-

Common Stock	Michael J. Noel (4)	20,340	0.16%	20,340	-	20,340	-

Common Stock	Nabil J. Lopez (5)	1,500	0.01%	1,500	-	1,500	-

Common Stock	C. Brett Burford (6)	20,500	0.17%	20,500	-	20,500	-

Common Stock	James D. Clem (7)	135,425	1.10%	135,425	-	135,425	-

Common Stock	Dennis A. McGill (8)	-	0.00%	-	-	-	-

Common Stock	Bruce A. Quinnell (9)	14,200	0.11%	14,200	-	14,200	-

Common Stock	David S. Rector (10)	18,350	0.15%	18,350	-	18,350	-

Common Stock	All Directors and Executive Officers	250,995	2.03%	250,995	-	250,995	-

(1)	Matthew M. Peakes was elected as the Company’s Chairman of the Board, Chief Executive Officer and President upon the resignation of James D. Clem on September 15, 2015.

(2)	J. Marcus Scrudder was elected as an independent director on October 9, 2015.

(3)	Douglas J. Lattner was elected as an independent director on October 14, 2015.

(4)	Michael J. Noel was elected as an independent director on January 6, 2016.

(5)	Nabil J. Lopez served as Chief Financial Officer and member of the Board from November 4, 2015 until his resignation effective August 15, 2016. Prior to November 4, 2015, Mr. Lopez served as the Company’s Senior Vice President and Controller.

(6)	C. Brett Burford served as the Chief Financial Officer, Secretary and director until his resignation effective November 4, 2015.

(7)	James D. Clem served as the Chairman of the Board, Chief Executive Officer and President until his resignation effective September 15, 2015.

(8)	Dennis A. McGill served as a member of the Board and Chairman of the Audit Committee to the Board of Directors and the other committees of the Board until his resignation effective September 4, 2015.

(9)	Bruce A. Quinnell served as a member of the Board and Chairman of the Compliance, Governance and Nominating Committee to the Board of Directors and the other committees of the Board until his resignation effective August 4, 2015.

(10)	David S. Rector served as a member of the Board and Chairman of the Compensation Committee to the Board of Directors and the other committees of the Board until his resignation effective September 4, 2015.

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BOARD OF DIRECTORS AND COMMITTEES

During 2015, two executive officers resigned from their respective roles. James D. Clem tendered his resignation as Chairman of the Board, President and Chief Executive Officer effective on September 15, 2015. On the same day, Matthew M. Peakes was elected to the position of the Chairman of the Board, President and Chief Executive Officer. Nabil J. Lopez was elected to the Board and to the role of the Company’s Chief Financial Officer and Secretary upon the resignation of C. Brett Burford from these positions on November 4, 2015 and served in such position until his resignation effective August 15, 2016.

All three of our independent directors elected at our last annual stockholders meeting held on June 10, 2015 resigned. On August 4, 2015, Bruce A. Quinnell tendered his resignation as Lead Independent Director and Chairman of the Compliance, Governance and Nominating Committee to the Board of Directors of DGSE and the other committees of the Board on which he served. On August 6, 2015, Dennis A. McGill tendered his resignation as a member of the Board of Directors of DGSE and Chairman of the Audit Committee to the Board of Directors of DGSE and the other committees of the Board on which he served. On September 4, 2015, David S. Rector tendered his resignation as a member of the Board and Chairman of the Compensation Committee to the Board and the other committees of the Board on which he served. The resignation of all three of our independent directors caused us to be temporarily out of compliance with the continued listing requirements of the Exchange, which require that 50% of the members of the Board are independent and that the audit committee of the Board be comprised of at least two members, all of whom are independent. On October 9, 2015 and October 14, 2015, we elected J. Marcus Scrudder and Douglas J. Lattner, respectively, to the Board. The Exchange sent us a letter on October 15, 2015 confirming that, based on the addition of two new independent directors, we had resolved the continued listing deficiencies and were then in compliance with the Exchange’s continued listing standards. On January 6, 2016, we elected Michael J. Noel to serve as a member of the Board, and on August 2, 2016, we elected William E. LeRoy to serve as a member of the Board effective as of August 15, 2016.

Our Board is currently composed of five directors. Our Board has determined that current board members Douglas J. Lattner, J. Marcus Scrudder and Michael J. Noel are “independent” under the standards of the SEC and the Exchange. Under applicable SEC and Exchange rules, the existence of certain “related person” transactions above certain thresholds between a director and us are required to be disclosed and preclude a finding by our Board that the director is independent. In addition to transactions required to be disclosed under SEC rules, our Board considered certain other relationships in making its independence determinations, and determined in each case that such other relationships did not impair the director’s ability to exercise independent judgment on our behalf.

Our directors are elected at an annual meeting of our shareholders by the holders of shares entitled to vote in the election of directors, except in the case of vacancy, which can be filled by an affirmative vote of a majority of the remaining directors. Each director is elected to serve until the annual meeting of shareholders following his election or until he chooses to resign from his position.

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Board Meetings

Our Board meets as often as necessary to perform its duties and responsibilities. During Fiscal 2015, the Board met ten times in person or telephonically. All members of our Board were present at and participated in all meetings and all members attended the 2015 annual meeting. In addition, our Board acted by written consent one time. Management also regularly conferred with directors between meetings regarding our affairs.

Audit Committee

The Audit Committee, established in accordance with Section 3(a)(58)(A) of the Exchange Act, consisting of all three independent directors of our Board, is chaired by J. Marcus Scrudder, who is also an “audit committee financial expert,” as that term is defined in Item 407(d)(5)(ii) of Regulation S-K, promulgated under the Securities Act. Mr. Scrudder is “independent,” as defined by the listing standards of the Exchange. The other members of the Audit Committee are Douglas J. Lattner and Michael J. Noel. The Audit Committee is primarily tasked with overseeing our financial reporting process, evaluation of independent auditors and, where appropriate, exercising its duty to replace our independent auditors. Management is responsible for preparing our financial statements, and the independent auditors are responsible for auditing those financial statements. During Fiscal 2015, the Audit Committee met five times in person or telephonically.

In addition to their regular activities, the Audit Committee is available to meet with the independent auditors, the Chief Executive Officer or the Chief Financial Officer whenever a special situation arises and meets as often as necessary to perform its duties and responsibilities. The charter for the Audit Committee is available under the “Investors” menu of our corporate website at www.DGSECompanies.com. We certify that we have adopted a formal written audit committee charter and that the Audit Committee reviews and reassesses the adequacy of the charter annually.

Audit Committee Report

The Audit Committee has reviewed and discussed the audited financial statements with management and Whitley Penn LLP (“Whitley Penn”), our independent registered accounting firm, and all matters required to be discussed by the American Institute of Certified Public Accountants, Professional Standards, Vol. 1, AU Section 380, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

The Audit Committee has received written disclosures and the letter from Whitley Penn required by applicable rules of the PCAOB regarding Whitley Penn’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Whitley Penn its independence.

Based on the review and discussions noted in the preceding two paragraphs, the Audit Committee recommended to the Board that the audited financial statements for the year ended December 31, 2015 and 2014 be included in our annual report on Form 10-K with the SEC.

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The Audit Committee acts pursuant to our Audit Committee Charter. Each of the members of the Audit Committee qualifies as an independent director under the current listing standards of the Exchange.

Compensation Committee

On August 31, 2012, the Board approved the creation of a Compensation Committee comprised of our independent directors. The Compensation Committee is chaired by Douglas J. Lattner and is primarily concerned with reviewing, approving and determining the compensation of our executive officers to ensure that we employ ethical compensation standards and that our executive officers are fairly compensated based upon their performance and contribution to us. The Compensation Committee meets as often as necessary to perform its duties and responsibilities. During Fiscal 2015, the Compensation Committee met two times in person or telephonically. We have adopted a formal written Compensation Committee Charter, and the Audit Committee reviews and reassesses the adequacy of the charter annually. The charter for the Compensation Committee is available under the “Investors” menu of our corporate website at www.DGSECompanies.com.

Compliance, Governance, and Nominating Committee

On January 17, 2013, the Board approved the creation of a Nominating and Corporate Governance Committee comprised of our independent directors, and on February 20, 2015, the Board approved a resolution, which changed the name of this committee to the Compliance, Governance, and Nominating Committee, and also delegated certain additional responsibilities to the committee. The Compliance, Governance, and Nominating Committee is chaired by Michael J. Noel and is primarily concerned with matters relating to the Company’s director nominations process and procedures, developing and maintaining the Company’s corporate governance policies, monitoring the Company’s compliance with its code of conduct and ethics, and any related matters required by the federal securities laws. The Committee will consider any director candidates recommended by the Company's stockholders and will also consider any nominations of director candidates validly made by stockholders in accordance with applicable laws, rules and regulations and the provisions of the Company’s charter documents. The Compliance, Governance, and Nominating Committee meets as often as necessary to perform its duties and responsibilities. During Fiscal 2015, the Compliance, Governance, and Nominating Committee met once. We have adopted a formal written Compliance, Governance, and Nominating Committee Charter, and the Compliance, Governance, and Nominating Committee reviews and reassesses the adequacy of the charter annually. The charter for the Compliance, Governance and Nominating Committee is available under the “Investors” menu on our corporate website at www.DGSECompanies.com.

Leadership

Pursuant to our bylaws, the Chairman of our Board shall be and is our Chief Executive Officer. On June 11, 2014, the Board passed a resolution to create the role of Lead Independent Director. The independent directors elected J. Marcus Scrudder to fill that role. The Lead Independent Director consults with the Chairman in setting the schedule and agenda for Board meetings, coordinates and moderates executive sessions of the independent directors, acts as a liaison between the independent directors and the Chairman, and assists the Board and officers in providing oversight for the Company’s governance guidelines and policies. As noted above, Mr. Scrudder also serves as chairman of the Audit Committee.

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Pursuant to our bylaws, the Chairman of our Board and Chief Executive Officer presides, when present, at all meetings of the shareholders and at all meetings of our Board. The Chairman of our Board and Chief Executive Officer generally supervises over our affairs, has general and active control of all of our business and sees that all orders and resolutions of our Board and our shareholders are carried into effect. We have determined this leadership structure appropriate given the need for a centralized model of oversight.

Risk Oversight

Like other companies, we face a variety of risks, including investment risk, liquidity risk, and operational risk. Our Board believes an effective risk management system should: (i) timely identify the material risks that we face; (ii) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or the relevant committee of our Board of Directors; (iii) implement appropriate and responsive risk management strategies consistent with our risk profile; and, (iv) integrate risk management into decision-making. Our Board is tasked with overseeing risk oversight, and periodically meets with management and advisors regarding the adequacy and effectiveness of our risk management processes and to analyze the most likely areas of future risk for us. In addition to the formal compliance program, our Board encourages management to promote a corporate culture that incorporates risk management into our corporate strategy and day-to-day business operations.

Code of Business Conduct & Ethics and Related Party Transaction Policy

We have adopted a Code of Business Conduct and Ethics that applies to our directors, officers and employees, as well as a Related Person Transaction Policy, that applies to our directors (and director nominees), executive officers (or persons performing similar functions), and certain of our family members, affiliates, associates and/or related persons, as well as stockholders owning at least 5% of our Common Stock. The latest copies of our Code of Business Conduct and Ethics, and Related Person Transaction Policy are available under the “Investors” menu on our corporate website at www.DGSECompanies.com. Any transactions between us and our officers, directors, principal shareholders, or other affiliates have been on terms no less favorable to us than the Board believes could be obtained from unaffiliated third parties on an arms-length basis. We intend to disclose future amendments to these policies, or waivers of such provisions, at the same location on our website and also in public filings.

Shareholder Communication

Shareholders may send communications to our Board, individual directors or officers through our Investor Relations Department, Attn: Secretary, c/o DGSE Companies, Inc., 15850 Dallas Parkway, Suite 140, Dallas, TX 75248, by phone at 972-587-4021, or via email at investorrelations@dgse.com. The Secretary will forward all shareholder communications that, in his judgment, are appropriate for consideration by members of our Board. Comments or questions regarding our accounting, internal controls or auditing matters will be referred to members of the Audit Committee. Comments or questions regarding the nomination of directors and other corporate governance matters will be referred to our Compliance, Governance, and Nominating Committee.

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EXECUTIVE OFFICERS

The following table sets forth certain information regarding the current executive officer of DGSE:

Name	Age	Employee or Director Since	Position
Matthew M. Peakes	38	2015	Chairman of the Board, President and Chief Executive Officer

Stephen R. Patterson	63	2016	Acting Chief Financial Officer

Matthew M. Peakes was appointed President, Chief Executive Officer and elected as Chairman of the Board on September 15, 2015. Mr. Peakes was elected to the Board because of his experience in the precious metals and diamond industries, background in implementing operational improvements, and financial expertise. From 2012 to 2015, Mr. Peakes was employed by Elemetal, LLC (“Elemetal”), our largest shareholder, as the Director of Corporate Development. Prior to joining Elemetal, Mr. Peakes was with JPMorgan from 2007 to 2012 as Vice President. Mr. Peakes holds both a Master of Business Administration and B.B.A in Finance from Southern Methodist University.

Stephen R. Patterson, CPA was selected as acting Chief Financial Officer effective as of August 15, 2016. Mr. Patterson is an associate of Capital CFO Partners, LLC since 2015, which provides strategic senior level executive management to mid-market public and private companies on an interim or fractional basis. Prior to that, Mr. Patterson was with the Federal Deposit Insurance Corporation from 2010 to 2015, serving in the Owned Real Estate section working on policy and procedures, business process solutions, portfolio management and bank failures. Previously, Mr. Patterson served numerous public and private companies in senior financial leadership roles, including as CFO of SEC registrants Network Security Corporation and Abatix Corp. Mr. Patterson was selected as acting Chief Financial Officer because of his business and financial management experience, including the Chief Financial Officer roles he has held.

EXECUTIVE COMPENSATION

Our Board is responsible for establishing and administering our executive compensation and employee benefit programs in the context of our overall goals and objectives. This Board duty has been delegated to the Compensation Committee of our Board of Directors (the “Compensation Committee”) in accordance with the Compensation Committee’s Charter. The Compensation Committee reviews the executive compensation program at least annually and approves appropriate modifications to executive officer compensation, including specific amounts and types of compensation. The Compensation Committee is responsible for establishing the compensation of the CEO and CFO. The Compensation Committee establishes the annual compensation of the non-employee directors and oversees our equity compensation plans, including the administration of our stock-based compensation plans.

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The objectives of our compensation program are to: (i) provide a competitive, comprehensive compensation package to attract, retain and motivate highly talented personnel at all levels of our organization; and, (ii) provide incentives and rewards for implementing and accomplishing our short-term and long-term strategic and operational goals and objectives. Therefore, we strive to structure compensation packages that are competitive within the industry, while maintaining and promoting our interests, as well as the interests of our shareholders.

We believe that specific levels of executive compensation should reflect the responsibilities of each position within our Company, the relative value of the position and the competition for quality, key personnel in our industry. Our executive compensation program includes three primary components:

•	Base salary. Base salary is the guaranteed element of an executive’s annual cash compensation. The level of base salary reflects the Compensation Committee’s assessment of the employee’s long-term performance, his or her skill set and the market value of that skill set.
•	Annual cash bonus opportunities. Performance-based incentive cash bonuses are intended to reward executives for achieving specific financial and operational goals both at a corporate and an individual level.
•	Long-term incentive awards. Long-term incentives are provided through grants of stock options and restricted stock units intended to encourage our executives to take steps that they believe are necessary to ensure our long-term success, and to align their interests with our other shareholders.

Advice of Compensation Consultant

In 2012, prior to the formation of our Compensation Committee, our Board, performing the function of a compensation committee, retained an independent compensation consultant, Paradox Compensation Advisors (“Paradox”), to analyze our executive compensation program as compared to our peers. Paradox also advised the Compensation Committee regarding appropriate elements of a competitive executive compensation structure, including fixed and at-risk elements, short-term and long-term incentives, and cash and equity components. Paradox reported the results of its analysis of our total executive compensation packages for positions held by members of our executive leadership team, as well as specific components of those packages, as compared to executives holding similar positions at similarly-sized companies and/or labor market peers in related industries.

In February 2015, as part of a set of corporate governance reforms that the Board implemented, the Compensation Committee recommended and the Board approved an Executive Compensation Policy. As part of this policy, the Compensation Committee is required to retain an independent compensation consultant at least once every three years to review the Company’s compensation philosophy and plan to ensure that the criteria, factors, and policies and procedures for determining compensation comport with current best practices. Such consultant shall make recommendations to the Compensation Committee and/or the entire Board regarding any appropriate actions to better align executive and director compensation with shareholder interests and long-term value creation. Accordingly, the Compensation Committee engaged a consultant to review the policy in 2016.

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Summary Compensation Table

The following tables and discussion sets forth the compensation paid or accrued to our Chief Executive Officer (or person acting in a similar capacity), and our two most highly compensated executive officers other than our Chief Executive Officer (“Named Executive Officers”), for all services rendered to us by these individuals in all capacities for Fiscal 2015 and the year ended December 31, 2014 (“Fiscal 2014”).

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards	Other Compensation (5)	Total Compensation

Matthew M. Peakes	2015	82,385	-	-	-	82,385
Chief Executive Officer (1)

James D. Clem	2014	325,000	-	99,688	-	424,688
Former Chief Executive Officer (2)	2015	240,000	-	9,688	92,931	342,619

Nabil J. Lopez	2014	-	-	-	-	-
Former Chief Financial Officer (3)	2015	177,662	12,360	775	-	190,797

C. Brett Burford	2014	300,000	37,500	13,438	-	350,938
Former Chief Financial Officer (4)	2015	263,077	-	9,688	-	272,765

(1)	Matthew M. Peakes was elected as the Company’s Chairman of the Board, Chief Executive Officer and President upon the resignation of James D. Clem on September 15, 2015.
(2)	James D. Clem resigned from his position as Chairman of the Board and Chief Executive Officer on September 15, 2015.
(3)	Nabil J. Lopez was elected as Chief Financial Officer and member of the Board on November 4, 2015 and resigned from these positions effective August 15, 2016. Prior to November 4, 2015, Mr. Lopez served as the Company’s Senior Vice President and Controller.
(4)	C. Brett Burford resigned as a member of the Board and as Chief Financial Officer on November 4, 2015.
(5)	On September 4, 2015, the Company entered into a Consulting, Separation and Release of Claims Agreement (the “Consulting Agreement”) with James D. Clem, who served as the President, Chief Executive Officer and Chairman of the Board of Directors of the Company until September 15, 2015 (the “Separation Date”). Effective upon the Separation Date, Mr. Clem’s prior employment agreement with the Company terminated and the Consulting Agreement became effective. Pursuant to the Consulting Agreement, Mr. Clem received certain benefits, including reimbursement of premiums paid to continue coverage under DGSE’s group health plan pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”) during his consulting term. In exchange for the consideration provided in the Consulting Agreement, Mr. Clem released the Company (as defined in the Consulting Agreement) from certain Claims (as defined in the Consulting Agreement). Mr. Clem provided advisory and consulting services for the Company from the Separation Date through December 31, 2015 in return for consulting payments of $25,000 per month. Pursuant to the Consulting Agreement, the Company sent a certified letter on January 8, 2016 providing Mr. Clem two weeks’ notice of election to terminate his advisory and consulting services effective January 21, 2016.

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Employment Agreement

Matthew M. Peakes. Pursuant to a written offer letter, and in consideration for Mr. Peakes’s service, DGSE: (i) shall pay Mr. Peakes a salary of $315,000 per year; (ii) may pay Mr. Peakes a performance bonus of up to 25% of his annual gross salary; and (iii) shall participate in any equity compensation grants, commensurate or exceeding those granted to other senior-level management. Mr. Peakes is an at-will employee of DGSE, and we may reassign Mr. Peakes, terminate Mr. Peakes’s employment or change Mr. Peakes’s compensation at any time with or without cause.

Outstanding Equity Awards at Fiscal Year End

In January 2014, the Compensation Committee granted 112,000 RSUs to the Company’s officers and certain key employees. Each RSU is convertible into one share of Common Stock, par value $0.01, of the Company without additional payment pursuant to the terms of the Restricted Stock Unit Award Agreement, dated January 23, 2014, between the Issuer and each recipient (the “RSU Award Agreement”). One-fourth (or 28,000) of the RSUs vested and were exercisable as of the date of the grant, and an additional one-fourth of the RSUs (calculated using the total number of RSUs at the time of grant) vest and will be exercisable on each subsequent anniversary of the date of grant until 100 percent of the RSUs have vested, subject to the each recipients continued status as an employee on each such date and other terms and conditions of set forth in the RSU Award Agreement. Upon termination of service of the recipient to the Company, other than by reason of death or disability, any RSUs that have not vested will be forfeited and the award of such units shall terminate.

The following table sets forth information concerning outstanding RSUs that have not vested for each named executive officer as of the end of Fiscal 2015:

Name and Principal Position	Number of Securities Underlying Unvested RSUs (#)	Market Value of Securities Underlying Unvested RSUs as of December 31, 2015	RSU Exercise Price ($)		RSU Vesting Date

Nabil J. Lopez	1,000	$165		(1)		(2)
Former Chief Financial Officer

(1)	All stock issued pursuant to RSUs will be granted at no cost to the recipient. The Company will recognize stock compensation expense based on the market price of the stock on the date that it issues, pursuant to the RSUs.

(2)	RSUs granted to management in January 2014 vested 25% at that time, and continue to vest 25% each year on the anniversary of issuance, until fully vested in January 2017. Accordingly, subsequent to December 31, 2015, in January 2016, an additional 25% of these management RSUs vested and the underlying shares were issued, leaving Mr. Lopez with 500 unvested shares, which RSUs were forfeited upon his resignation on August 15, 2016. All unvested RSUs will be forfeited should the recipient leave the employment of the Company.

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Compensation of Directors

From January 1, 2015 through the final resignation of the former independent directors, the directors were paid cash compensation of $20,000 per year, payable in $5,000 quarterly increments due on the day of each quarterly board meeting.

Beginning in January 2016, the Compensation Committee recommended that independent directors be paid cash compensation of $28,000 per year, to be paid in $7,000 quarterly increments due on the last day of each quarter. In addition, the Compensation Committee recommended that independent directors be issued 40,680 RSUs per annum in equity awards that vest ratably over a one year period at the end of each quarter. Similar to the RSUs granted to management and certain employees, if the independent directors terminate their service with the Company, other than by death or disability, any RSUs that have not vested will be forfeited and the award will terminate. The full Board subsequently approved these recommendations.

Our directors receive Board meeting fees of $3,000 per year and committee fees of $5,000 per year, to be paid in $2,000 quarterly increments due on the last day of each quarter. In addition to the quarterly payments, we reimburse our directors for their reasonable expenses incurred while attending meetings of our Board and its Committees or conducting other company business. We do not provide any health insurance, retirement or other benefit programs to our independent directors.

Our employee directors receive no separate compensation for their services as directors.

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The following table sets forth the total compensation paid to our directors (other than directors who are Named Executive Officers and whose compensation is described above under the heading Summary Compensation Table) for their service on our Board and committees of the Board during Fiscal 2015.

Name	Director Fees Paid in Cash ($)	Stock Awards		All Other Compensation	Total ($)
J. Marcus Scrudder (1)	-	-	(7)	-	-
Douglas J. Lattner (2)	-	-	(7)	-	-
Michael J. Noel (3)	-	-	(7)	-	-
Bruce A. Quinnell (4)	10,000	13,632		-	23,632
Dennis A. McGill (5)	10,000	13,632		-	23,632
David S. Rector (6)	15,000	13,632		-	28,632

(1)	J. Marcus Scrudder was elected as independent director on October 9, 2015.

(2)	Douglas J. Lattner was elected as independent director on October 14, 2015.

(3)	Michael J. Noel was elected as independent director on January 6, 2016.

(4)	Bruce A. Quinnell served as a member of the Board and Chairman of the Compliance, Governance and Nominating Committee to the Board of Directors and the other committees of the Board until his resignation effective August 4, 2015.

(5)	Dennis A. McGill served as a member of the Board and Chairman of the Audit Committee to the Board of Directors and the other committees of the Board until his resignation effective September 4, 2015.

(6)	David S. Rector served as a member of the Board and Chairman of the Compensation Committee to the Board of Directors and the other committees of the Board until his resignation effective September 4, 2015.

(7)	Messrs. Scrudder, Lattner and Noel each received a grant of 40,680 RSUs on March 24, 2016. These RSUs will vest ratably and will be exercisable at the end of every quarter during the year ending December 31, 2016. These RSUs have no value until vesting, but the value of the underlying shares as of the date of issuance was $0.55 per share, or $22,374 for each grant of 40,680 shares.

Equity Compensation Plan Information

On June 21, 2004, our shareholders approved the adoption of the 2004 Stock Option Plan (the “2004 Plan”) which reserved 1,700,000 shares of our Common Stock for issuance upon exercise of options to purchase our Common Stock. We granted options to purchase an aggregate of 1,459,634 shares of our Common Stock under the 2004 Plan to certain of our officers, directors, key employees and certain other individuals who provided us with goods and services. Each option vested on either January 1, 2004 or immediately upon issuance thereafter. The exercise price of each option issued pursuant to the 2004 Plan is equal to the market value of our Common Stock on the date of grant, as determined by the closing bid price for our Common Stock on the Exchange on the date of grant or, if no trading occurred on the date of grant, on the last day prior to the date of grant on which our securities were listed and traded on the Exchange. Of the options issued under the 2004 Plan, as of December 31, 2015, 845,634 have been exercised, 599,000 have expired, and 15,000 remain outstanding. No further issuances can be made pursuant to the 2004 Plan.

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On June 27, 2006, our shareholders approved the adoption of the 2006 Equity Incentive Plan (the “2006 Plan”), which reserved 750,000 shares for issuance upon exercise of options to purchase our Common Stock or other stock awards. We subsequently granted options to purchase 150,000 shares of our Common Stock pursuant to the 2006 Plan, of which 100,000 have been exercised, 40,000 have expired, and 10,000 remain outstanding as of December 31, 2015. Subsequent to December 31, 2015, the remaining 10,000 options to purchase our Common Stock expired.

In January 2014, we granted 112,000 Restricted Stock Units (“RSUs”) to management and key employees, subject to the 2006 Plan. Under the terms of the RSU Award Agreements from January 2014, 25% of these RSUs vested immediately, with the remaining 75% to vest ratably over the next three years, pending each recipient’s continued employment by DGSE. On September 24, 2014, the Board awarded the three independent directors a total of 42,600 RSUs as compensation for their Board service. 100% of these RSUs vested on the day prior to DGSE’s 2015 Annual Meeting of Stockholders. The Company issued 42,600 shares of DGSE’s common stock to the independent directors on June 9, 2015 related to the September 2014 grant. On December 10, 2014, the Board awarded DGSE’s former Chief Executive Officer, James D. Clem, 75,000 RSUs as part of his compensation package. 100% of these RSUs vested immediately, and pursuant to this vesting, 75,000 shares of DGSE common stock were issued to Mr. Clem on December 18, 2014. On February 18, 2015, the Company issued 15,000 shares of DGSE’s common stock to management and key employees pursuant to the RSU Award Agreement.

As a result of these grants, as of December 31, 2015, there were 475,400 shares available for future grants under the 2006 Plan.

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The following table summarizes options to purchase shares of Common Stock, and RSUs, outstanding as of December 31, 2015:

Plan Category	Number of securities to be issued upon exercise of options		Weighted average exercise price of outstanding options		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	29,000	(1)	3.70	(2)	475,400

Equity compensation plans not approved by security holders	None		-		None
	29,000		3.70		475,400

(1)	Includes 4,000 RSUs that were not vested as of December 31, 2015.

(2)	Weighted average exercise price does not include 4,000 RSUs issued to employees, management and directors of DGSE as incentive compensation for their continued services. Pursuant to the terms of individual Restricted Stock Unit Award Agreements, such RSUs will vest over time, contingent upon the continued service to DGSE by the recipient. Each vested RSU may be converted into one share of common stock, par value $0.01, of DGSE without additional consideration (other than such conversion and reduction in the number of RSUs held).

On March 24, 2016, the Board awarded the three independent directors a total of 122,040 RSUs as compensation for their Board service. One-fourth (or 30,510) of the RSUs vested and were issued on March 31, 2016. The remaining RSUs will vest ratably and will be exercisable at the end of every quarter (June 30, September 30 and December 31) during the year ending December 31, 2016, subject to the continued status as a director on each such date and other terms and conditions of set forth in the applicable RSU Award Agreement, dated March 24, 2016. Each vested RSU is convertible into one share of our Common Stock, par value $0.01, without additional consideration. Upon termination of service of the independent director, other than by reason of death or disability, any RSUs that have not vested will be forfeited and the award of such units shall terminate.

On April 27, 2016, the Board awarded Matthew M. Peakes and Nabil J. Lopez a total of 125,000 RSUs as compensation for their service as executives of the Company. One-fourth (or 31,250) of the RSUs will vest ratably in equal annual installments over a four-year period beginning on April 27, 2017, subject to the continued status as an employee on each such date and other terms and conditions of set forth in the RSU Award Agreement, dated April 27, 2016. Each vested RSU is convertible into one share of our Common Stock, par value $0.01, without additional consideration. Upon termination of service of the employee, other than by reason of death or disability, any RSUs that have not vested will be forfeited and the award of such units shall terminate. As a result of his resignation effective August 15, 2016, 50,000 RSUs awarded to Mr. Lopez were forfeited.

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In addition to the RSU grant above for Matthew Peakes and Nabil Lopez, the Compensation Committee granted an additional 125,000 performance-based RSUs to the executives that will vest ratably over a four-year period beginning April 27, 2017 if certain financial performance criteria is achieved. Subsequent to such grants, the 2006 Plan expired. As a result, no further issuances can be made pursuant to the 2006 Plan. As a result of his resignation effective August 15, 2016, 50,000 RSUs awarded to Mr. Lopez were forfeited.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

From time to time, we engage in business transactions with our controlling shareholder, NTR and other related parties. Set forth below in the section entitled “Related Party Transactions” is a summary of such transactions.

Relationship with Elemetal, LLC

Elemetal is a global precious metals conglomerate based in Dallas, Texas. Its principal holdings include: Elemetal Refining, LLC (formerly known as OPM Metals or OPM), the Ohio-based, American-owned refiner of “good delivery” gold and silver; Elemetal Direct, a Texas-based wholesale dealer of precious metals; Elemetal Capital, LLC, a leading market maker in the bullion and precious metals industries; Provident Precious Metals LLC, an online retailer of bullion and precious metal products; and Elemetal Recycling, LLC (formerly known as Echo Environmental), a Texas-based firm focusing on electronic waste recycling and precious metal recovery.

Through a series of transactions beginning in 2010, NTR Metals, LLC (“NTR”) became the largest shareholder of our Common Stock. In April 2012, NTR announced its merger with OPM, one of the largest American-owned refiners of “good delivery” gold and silver. The combined company was originally called Global Metals Holdings, LLC, and has since been renamed Elemetal, LLC. In January 2013, NTR announced it would contribute 4,393,142 shares of our Common Stock to Elemetal, in exchange for ownership units in Elemetal. NTR also agreed to contribute its option to buy 5,000,000 additional shares of our Common Stock.

In addition to being our largest shareholder, Elemetal is our primary supplier for bullion products and is our primary refiner of recyclable precious metal.

Related Party Transactions

DGSE has a corporate policy governing the identification, review, consideration and approval or ratification of transactions with related persons, as that term is defined in the Instructions to Item 404(a) of Regulation S-K, promulgated under the Securities Act (“Related Party”). Under this policy, all Related Party transactions are identified and approved prior to consummation of the transaction to ensure they are consistent with DGSE’s best interests and the best interests of its stockholders. Among other factors, DGSE’s Board considers the size and duration of the transaction, the nature and interest of the of the Related Party in the transaction, whether the transaction may involve a conflict of interest and if the transaction is on terms that are at least as favorable to DGSE as would be available in a comparable transaction with an unaffiliated third party. DGSE’s Board reviews all Related Party transactions at least annually to determine if it is in DGSE’s best interests and the best interests of DGSE’s stockholders to continue, modify, or terminate any of the Related Party transactions. DGSE’s Related Person Transaction Policy is available for review in its entirety under the “Investors” menu of the Company’s corporate relations website at www.DGSECompanies.com.

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Elemetal is DGSE’s largest shareholder. Elemetal and its affiliates are also DGSE’s primary refiner and bullion trading partner. In Fiscal 2015, 24% of sales and 26% of purchases were transactions with Elemetal, and in the same period of Fiscal 2014, these transactions represented 23% of DGSE’s sales and 26% of DGSE’s purchases. As of December 31, 2015, the Company was obligated to pay $4,176,037 to Elemetal as a trade payable, and had a $169,136 receivable from Elemetal. As of December 31, 2014, the Company was obligated to pay $3,721,144 to Elemetal as a trade payable, and had a $34,343 receivable from Elemetal. For the year ended December 31, 2015 and 2014, the Company paid Elemetal $187,888 and $182,723, respectively, in interest on the Company’s outstanding payable.

On July 19, 2012, the Company entered into that certain Loan Agreement between DGSE and NTR dated July 19, 2012 (the “Loan Agreement”), pursuant to which NTR agreed to provide the Company with a guidance line of revolving credit in an amount up to $7,500,000. The Loan Agreement anticipated termination–at which point all amounts outstanding thereunder would be due and payable–upon the earlier of: (i) August 1, 2014; (ii) the date that is twelve months after DGSE receives notice from NTR demanding the repayment of the Obligations; (iii) the date the Obligations are accelerated in accordance with the terms of the Loan Agreement; or, (iv) the date on which the commitment terminates under the Loan Agreement. In connection with the Loan Agreement, DGSE granted a security interest in the respective personal property of each of its subsidiaries. The loan carries an interest rate of two percent (2%) per annum for all funds borrowed pursuant to the Loan Agreement. Proceeds received by DGSE pursuant to the terms of the Loan Agreement were used for repayment of all outstanding financial obligations incurred in connection with that certain Loan Agreement, dated as of December 22, 2005, between DGSE and Texas Capital Bank, N.A., and additional proceeds are expected were used as working capital in the ordinary course of business. On February 25, 2014, we entered into a one-year extension of the Loan Agreement with NTR, extending the termination date to August 1, 2015, and on February 4, 2015, we entered into an additional two-year extension, extending the termination date to August 1, 2017, unless earlier terminated as described above. All other terms of the agreement remain the same. As of December 31, 2015 and 2014, the outstanding balance of the NTR loan was $2,303,359. In the year ended December 31, 2015 and 2014, the Company paid NTR $45,810 and $46,019, respectively, in interest on the Company’s line of credit.

In April 2013, DGSE moved its principal corporate offices to office space at 15850 Dallas Parkway, Suite 140, Dallas, Texas. This property is owned by an affiliate of Elemetal and also serves as Elemetal’s headquarters. DGSE leases space in the building subject to a lease that expired in December 2015. The Company continues to pay this lease on a month-to-month basis with no increase in the rent. For the year ended December 31, 2015 and 2014, the Company recognized rent expense of $50,500 and $52,500, respectively, related to this lease.

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In the fourth quarter of Fiscal 2013, the Company established a wholly owned subsidiary named Carbon Fund One, LLC to act as the general partner (the “General Partner”) for Carbon Fund One, LP (the “Fund”), which was established at the same time. The Fund was an investment fund specializing in the buying and selling of gemstones. The General Partner receives a one percent ownership interest of the Fund, and is paid 2% carried interest on assets under management by the Fund, and 20% of net earnings before distributions to the limited partners. The Fund was intended to provide an investment vehicle for individuals interested in investment opportunities in diamonds and gemstones, and provide incremental value to the Company’s shareholders by utilizing the Company’s expertise, infrastructure, and retail and wholesale customer base, to generate additional profit through earnings from its role as General Partner. Ultimately, DGSE’s management made the decision to end its involvement in the Fund, and the General Partner has wound down the Fund’s activities and liquidated all remaining inventory. The Fund transacted business with the Company from time to time, including buying gemstones from and selling gemstones to the Company. In Fiscal 2015, the Company made no sales to the Fund, had purchases of $5,665 from the Fund, and owed the Fund nothing as of December 31, 2015 in trade payables. In Fiscal 2014, the Company made sales of $37,148 to the Fund, had purchases of $152,328 from the Fund, and owed the Fund $136,755 as of December 31, 2014 in trade payables. Additionally, in Fiscal 2015, the General Partner generated net loss of $1,334 from its role with the Fund, while in the same period of 2014, the General Partner generated net income of $35,190. The loss in the current year was driven by low activity within the Fund, combined with expenses related to the shutdown of the Fund.

Our Audit Committee has reviewed these transactions and deemed them to be on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances.

On June 20, 2016, DGSE entered into a stock purchase agreement (the “Purchase Agreement”) with Elemetal and NTR, pursuant to which (i) DGSE agreed to sell and issue to NTR shares of Common Stock at a stock price of $0.41 per share in exchange for the cancellation and forgiveness of all amounts outstanding under the Loan Agreement and an associated $7,500,000 Revolving Credit Note of the same date executed by DGSE in favor of NTR (which indebtedness and accrued interest as of July 31, 2016 was $2,421,930.63), and (ii) DGSE agreed to sell and issue to Elemetal 8,536,585 shares of Common Stock at a stock price of $0.41 per share and a warrant to purchase an additional 1,000,000 shares of Common Stock at an exercise price of $0.65 per share (the “Warrant”) in exchange for the cancellation and forgiveness of $3,500,000 of trade payables owed to Elemetal as a result of bullion-related transactions (together, the “Transactions”). In connection with the closing of the Transactions, DGSE will enter into a registration rights agreement with NTR and Elemetal providing for, among other things, demand and piggyback registration rights with respect to the shares to be issued. The closing of the Transactions is expected to take place following satisfaction of various closing conditions, including obtaining the approval of DGSE’s stockholders, as set forth under Proposal Two, and amendment of the Company’s Articles of Incorporation, as set forth under Proposal Three.

A Special Committee of our Board of Directors comprised of our three independent directors has recommended that the Company enter into the Purchase Agreement (as set forth in more detail under Proposal Two).

Our Board has determined that J. Marcus Scudder, Douglas J. Lattner and Michael J. Noel are “independent” under the standards of the SEC and the Exchange.

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PROPOSAL TWO:

APPROVAL OF ISSUANCE TO ELEMETAL, LLC AND NTR METALS, LLC OF SHARES OF THE COMPANY’S COMMON STOCK AND ISSUANCE OF A WARRANT TO ELEMETAL TO PURCHASE ADDITIONAL SHARES OF THE COMPANY’S COMMON STOCK IN CONSIDERATION OF CANCELLATION AND FORGIVENESS OF DEBT OWED TO NTR AND ELEMETAL BY THE COMPANY WHICH ISSUANCES MAY BE DEEMED TO RESULT IN A CHANGE IN CONTROL OF THE COMPANY.

Summary of the Transactions

Elemetal, together with its affiliate NTR, is the Company’s largest shareholder. Elemetal and its affiliates are also the Company’s primary refiner and bullion trading partner.

On July 19, 2012, the Company entered into the Loan Agreement with NTR, pursuant to which NTR agreed to provide the Company with a guidance line of revolving credit in an amount up to $7,500,000 (the “Loan Agreement”). The Loan Agreement anticipated termination–at which point all amounts outstanding thereunder would be due and payable–upon the earlier of: (i) August 1, 2014; (ii) the date that is twelve months after DGSE receives notice from NTR demanding the repayment of the obligations; (iii) the date the obligations are accelerated in accordance with the terms of the Loan Agreement; or, (iv) the date on which the commitment terminates under the Loan Agreement. In connection with the Loan Agreement, DGSE granted a security interest in the respective personal property of each of its subsidiaries. The loan carries an interest rate of two percent (2%) per annum for all funds borrowed pursuant to the Loan Agreement. Proceeds received by DGSE pursuant to the terms of the Loan Agreement were used for repayment of all outstanding financial obligations incurred in connection with that certain Loan Agreement, dated as of December 22, 2005, between DGSE and Texas Capital Bank, N.A., and additional proceeds were used as working capital in the ordinary course of business. NTR and the Company have extended the term of the Loan Agreement on three occasions, the most recent of which was on February 4, 2015, when the parties extended the termination date to August 1, 2017, unless earlier terminated as described above. As of July 31, 2016, the balance under the Loan Agreement, including principal and interest, equaled $2,421,930.63.

Additionally, the Company also owed Elemetal $5,509,627 as of July 31, 2016 as a result of bullion-related transactions (the “Elemetal Debt”).

On June 20, 2016, the Company entered into a stock purchase agreement (the “Purchase Agreement”) with NTR and Elemetal, pursuant to which (i) the Company agreed to sell and issue to NTR shares of Common Stock at a stock price of $0.41 per share in exchange for the cancellation and forgiveness of all amounts outstanding under the Loan Agreement, and (ii) the Company agreed to sell and issue to Elemetal 8,536,585 shares of Common Stock at a stock price of $0.41 per share and a warrant to purchase an additional 1,000,000 shares of Common Stock at an exercise price of $0.65 per share (the “Warrant”) in exchange for the cancellation and forgiveness of $3,500,000 of the Elemetal Debt (together, the “Transactions”). In connection with the closing of the Transactions, the Company will enter into a registration rights agreement with NTR and Elemetal (the “Registration Rights Agreement” and together with the Purchase Agreement and the Warrant, the “Transaction Documents”) providing for, among other things, demand and piggyback registration rights with respect to the shares to be issued. The closing of the Transactions is expected to take place following satisfaction of various closing conditions, including obtaining the approval of our stockholders of the Transactions and the amendment of our Articles of Incorporation. Further details regarding the Transaction Documents are set forth below under “Summary of Transaction Documents.” As of July 31, 2016, principal and interest under the Loan Agreement totaled $2,421,930.63, which would have resulted in the issuance of 5,907,148 shares of Commission Stock. Interest will continue to accrue under the Loan Agreement, so the number of shares of Common Stock to be issued to NTR will only be calculable on the closing date for the Transactions. Assuming no additional borrowings under the Loan Agreement, principal and interest is expected to be $[•] as of [•], 2016, the date of the Annual Meeting, which would result in issuance of an additional [•] shares through such date.

As of July 15, 2016, Elemetal owned 9,278,142 shares of Common Stock (including an option to purchase 5,000,000 shares of the Company’s common stock at a price of $15 per share, which option is vested and exercisable and expires on October 25, 2016, or 53.4% of the issued and outstanding Common Stock of the Company (assuming exercise of the option). Excluding shares covered by the option, Elemetal’s ownership percentage of the issued and outstanding shares as of July 15, 2016 would have been approximately 38.0%. As of July 15, 2016, NTR (an affiliate of Elemetal) owned 416,900 shares of Common Stock, or 3.37% of the issued and outstanding shares of Common Stock of the Company. Following the issuance of Common Stock and the Warrant in the Transactions, Elemetal would own approximately 57.4% of the issued and outstanding stock of the Company (including the option referenced above), or 49.7% of the issued and outstanding stock of the Company (excluding such option), and NTR would own approximately 22.7% of the issued and outstanding stock of the Company. As a result, the Transactions may be deemed to result in a change of control of the Company to the extent Elemetal and NTR are not already considered to control the Company.

The shares of Common Stock and the Warrant will be issued pursuant to an exemption from registration pursuant to Section 4(a)(2) of the Securities Act for transactions by an issuer not involving any public offering.

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Background of the Transactions

This background section is intended to provide a description of the events leading up to the Board’s decision to approve the Transactions.

Throughout the term of the Loan Agreement, the Company has had various discussions with Elemetal and NTR regarding methods for the Company to repay its outstanding indebtedness under the Loan Agreement and the Elemetal Debt. No definitive agreement was ever reached.

On July 2, 2015, Elemetal submitted a proposed term sheet to the Company laying out a proposal for Elemetal to convey to the Company the trade name and inventory of Elemetal Diamond, LLC, a subsidiary of Elemetal, as well as a license for the Company to be the exclusive purchaser and seller of diamonds and other precious stones through buying and selling events at Elemetal’s refining locations in North America and a first opportunity to purchase certain other products to be agreed on. The proposed consideration for the conveyance was shares of the Company’s common stock equal to the value of the assets to be conveyed and license using a stock price equal to 15% over the 30 day average closing price of the Company’s common stock as of the date of execution of the term sheet. The term sheet stated that it was contemplated that upon successful completion of the transaction, the Company would convert debt under the Loan Agreement into shares of common stock at the same price per share, eliminate or significantly reduce its accounts payable to Elemetal, reduce its number of stores to three or less and install William E. LeRoy as the Chairman of the Company’s Board of Directors. The Company’s Board of Directors met to discuss the proposed term sheet, after which it advised Elemetal that it was declining to move forward with the proposal as presented.

On November 16, 2015, the Company received a proposed non-binding letter of intent from Elemetal setting forth the general terms upon which Elemetal proposed to satisfy a portion of the Elemetal Debt owed by the Company and a non-binding letter of intent from NTR setting forth the general terms upon which NTR proposed to satisfy the indebtedness under the Loan Agreement. Elemetal proposed that in exchange for satisfaction of $2,500,000 of the Elemetal Debt, the Company would issue 6,666,666 shares of its Common Stock at a stock price of $0.375 per share, and a one-year option to purchase 2,666,666 shares of Common Stock at an exercise price of $0.375 per share. NTR proposed that in exchange for satisfaction of the NTR Loan (with a balance owing of $2,387,893.79), the Company would issue 6,367,716 shares of its Common Stock at a stock price of $0.375 per share. The Company’s Board of Directors met to discuss the proposed term sheet, after which it advised Elemetal that it was declining to move forward with the proposal as presented.

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On January 25, 2016, the Company received a proposed non-binding letter of intent dated January 21, 2016 from Elemetal setting forth the general terms upon which Elemetal proposed to satisfy a portion of the Elemetal Debt owed by the Company and a non-binding letter of intent from NTR setting forth the general terms upon which NTR proposed to satisfy the indebtedness under the Loan Agreement. Elemetal proposed that in exchange for satisfaction of $2,500,000 of the Elemetal Debt, the Company would issue 6,345,177 shares of its Common Stock at a stock price of $0.394 per share, which represented a fifteen percent premium over the 120-day moving average price, and a one-year option to purchase 2,538,071 shares of Common Stock at an exercise price of $0.394 per share. NTR proposed that in exchange for satisfaction of the NTR Loan (with a balance owing of $2,395,186.99), the Company would issue 6,079,154 shares of its Common Stock at a stock price of $0.394 per share.

On February 5, 2016, the Board of Directors met to discuss the proposed letters of intent. The Board discussed the terms of the letters of intent as well as the process by which it might review and consider the proposal with representatives of the Company’s legal counsel, Thompson & Knight, LLP. The Board discussed the formation of a special committee and requested that Thompson & Knight, LLP prepare draft resolutions for the purpose of establishing a special committee of the Board of Directors for the purpose of reviewing the proposed transactions set forth in the letters of intent for consideration at a future meeting. The Board also authorized Messrs. Lattner, Noel and Scrudder to begin gathering information regarding potential financial advisors to present to the special committee in the event a special committee was formed.

On February 8, 2016, Elemetal issued a press release announcing its proposal as set forth in the January 21, 2016 letters of intent. The Company issued a press release on February 10, 2016 acknowledging receipt of the proposal.

On February 11, 2016, the Board met and unanimously approved the formation of a committee of the Board (the “Special Committee”) composed of Messrs. Lattner, Noel and Scrudder, each of whom was determined to be independent, not to be members of the Corporation’s management and not to have an interest in a proposed transaction that was different from, or in addition to, the interests of the Company’s stockholders generally, for the purpose of considering the proposed transactions with NTR and Elemetal as well as any other strategic alternative that might be considered by the Special Committee in its sole discretion.

On February 12, 2016, the Special Committee voted unanimously to engage RGL Advisors, LLC (“RGL Advisors”) to provide financial advisory services to the Special Committee in connection with its evaluation of the Transactions and to provide a financial fairness opinion relating to the Transactions. The Special Committee considered several investment banking firms, and, after carefully reviewing the possible candidates, selected RGL Advisors.

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On February 12, 2016, the Special Committee met with representatives of Thompson & Knight, LLP to discuss any potential conflicts of interest that might prevent Thompson & Knight from serving as counsel to the Special Committee. Representatives from Thompson & Knight, LLP advised the Special Committee that the Special Committee had complete authority to select counsel of its choosing. Representatives of Thompson & Knight, LLP discussed that their firm provides legal services to the Company; however, the firm does not represent Elemetal or NTR. They further discussed that the potential transaction being discussed did not contemplate any agreements involving management of the Company. Following a discussion, the Special Committee discussed certain efficiencies that were likely to arise as a result of Thompson & Knight, LLP’s familiarity with the Company and voted unanimously to engage Thompson & Knight, LLP as the Special Committee’s legal counsel.

In February and March, 2016, representatives of RGL Advisors met with members of the Company’s management in order to gather certain pertinent financial information regarding the Company and its future prospects.

On March 4, 2016, the Special Committee met to discuss certain financial information that had been provided by members of management to RGL Advisors. Also present at the meeting were representatives of RGL Advisors and Thompson & Knight, LLP. The Special Committee discussed certain additional financial information that the Special Committee wished for management to provide to the Special Committee and to RGL Advisors. RGL Advisors also discussed with the Special Committee that it considered the overall consideration to be received by the Company pursuant to the January 25 letter of intent to be several cents per share less than the $0.394 per share stated price due to the potentially dilutive impact of the warrant based on the proposed warrant terms included in the January 25 letter of intent.

Following the March 4, 2016 meeting, representatives of RGL Advisors had additional meetings with members of the Company’s management in order to gather additional financial information regarding the Company.

During the months of February and March 2016, at the direction of the Special Committee, Matthew Peakes, the Company’s Chief Executive Officer, had multiple meetings with William LeRoy, the Chief Executive Officer of Elemetal, at which Mr. Peakes sought to negotiate an increase in the price per share for issuance of the Common Stock and an increase in the exercise price of the Warrant. Mr. Peakes presented a counter-proposal of $0.50 per share for the Common Stock and an exercise price of $0.65 per share for the Warrant. Mr. LeRoy agreed to consider the counter-proposal.

On April 12, 2016, the Company received a notice from the Exchange stating that the Company is not in compliance with the Exchange’s continued listing standards as set forth in the NYSE MKT Company Guide (the “Company Guide”). Specifically, Section 1003(a)(ii) of the Company Guide provides that the Exchange will consider delisting an issuer if the issuer has stockholders’ equity of less than $4,000,000 if such issuer has sustained losses from continuing operations and/or net losses in three of its four most recent fiscal years. The notice provided that the Company is below compliance with Section 1003(a)(ii) since it reported stockholders equity of $3.87 million as of December 31, 2015 and net losses in three of its four most recent fiscal years ended December 31, 2015. The Exchange advised the Company that it must submit a plan by May 12, 2016 advising of actions that the Company has taken or will take to regain compliance with the continued listing standards by October 12, 2017, and further advised the Company that if a plan is not submitted or the plan is not commenced, delisting procedures will commence. On May 10, 2016, the Company submitted its plan to the Exchange, and the plan was accepted by the Exchange on May 26, 2016. The Exchange granted a plan period through October 12, 2017 during which the Exchange will review the Company periodically for compliance with the initiatives outlined in the plan.

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On April 13, 2016, the Company received a new non-binding letter of intent from Elemetal setting forth the general terms upon which Elemetal proposed to satisfy $3,500,000 of the Elemetal Debt owed by the Company and a new non-binding letter of intent from NTR setting forth the general terms upon which NTR proposed to satisfy the indebtedness under the Loan Agreement (collectively, the “LOIs”). Elemetal proposed that in exchange for satisfaction of $3,500,000 of the Elemetal Debt, the Company would issue 8,536,585 shares of its Common Stock at a stock price of $0.41 per share, which represented an additional premium to its previous proposal, and a one-year option to purchase 1,000,000 shares of Common Stock at an exercise price of $0.65 per share. NTR proposed that in exchange for satisfaction of the indebtedness under the Loan Agreement, the Company would issue shares of its Common Stock at a stock price of $0.41 per share (which based on the $2,408,238.91 of principal and interest outstanding as of April 13, 2016, would have resulted in the issuance of 5,873,753 shares), which represented an additional premium to its previous proposal.

On April 13, 2016, the Special Committee met to discuss the terms of the LOIs. Representatives of RGL Advisors and Thompson & Knight, LLP were present at the meeting. At the meeting, a representative of RGL Advisors made a preliminary presentation to the Special Committee in which he discussed several valuation analyses that RGL had used to analyze the terms of the Transactions as proposed in the LOIs and indicated to the Special Committee that he believed RGL would be in a position to conclude that the Transactions were fair, from a financial point of view, to the stockholders of the Company, subject to completion of RGL’s analysis upon completion of the definitive documents with respect to the Transactions. The Special Committee and the representative of RGL Advisors also discussed that the Transactions were expected to increase stockholders’ equity such that the Company would regain compliance with the listing standards set forth in the Exchange’s Company Guide. At the conclusion of the meeting, the Special Committee recommended authorizing the Company to enter into the non-binding LOIs, subject to clarification in the LOI that the Transactions would be conditioned upon the receipt of the vote of a majority of shares not owned by Elemetal, NTR or their affiliates in addition to any vote required under Exchange rules or Nevada law and receipt of a fairness opinion.

Immediately following the Special Committee Meeting on April 13, 2016, the full Board of Directors of the Company met. Representatives of RGL Advisors and Thompson & Knight, LLP were present at the meeting. The representative of RGL Advisors presented a summary of the presentation that had been provided to the Special Committee, and the Board discussed the terms of the LOIs. Based on the Special Committee’s recommendation, the Board authorized the Company to enter into the non-binding LOIs, subject to clarification in the LOI that the Transactions would be conditioned upon the receipt of the vote of a majority of shares not owned by Elemetal, NTR or their affiliates in addition to any vote required under Exchange rules or Nevada law and receipt of a fairness opinion.

On April 14 and 15, 2016, Mr. Peakes and representatives of Elemetal discussed the clarifications that the Board requested to the LOIs. On April 15, 2016, Elemetal and NTR submitted revised LOIs that included the clarification that the Transactions would be conditioned upon the receipt of the vote of a majority of shares not owned by Elemetal, NTR or their affiliates in addition to any vote required under Exchange rules or Nevada law and receipt of a fairness opinion. The Company executed the revised LOIs on April 15, 2016.

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Following the execution of the LOIs, the parties negotiated the terms of the draft Transaction Documents.

On June 16, 2016, the Special Committee met for the purpose of considering the drafts of the Transaction Documents and whether to recommend the Transactions to the Board. In connection with its presentation at such meeting, RGL Advisors delivered its written opinion that, as of June 16, 2016, the Transactions are fair, from a financial point of view, to the stockholders of the Company. The Special Committee determined to recommend the Transactions to the Board.

Following the Special Committee meeting, on June 17, 2016 the Board met to receive the recommendation of the Special Committee relating to the proposed Transactions. At such meeting, the Board determined that the consummation of the Transactions, as contemplated by the Purchase Agreement and the other Transaction Documents, is in the best interests of the Company and its stockholders. Accordingly, the Board approved, adopted and caused the Company to enter into the Purchase Agreement and the other Transaction Documents and is now recommending the approval of the Transactions, the Purchase Agreement and the other Transaction Documents to our stockholders. In making this determination, the Board considered a number of factors, which supported its decision to enter into the Purchase Agreement and the other Transaction Documents and to recommend this Proposal Two to the Company’s stockholders.

On June 20, 2016, the Company, Elemetal and NTR executed the Transaction Documents.

The Special Committee’s and Board of Director’s Reasons for the Transactions

In the course of its deliberations, the Special Committee and the Board considered a variety of factors and risks, including the following:

•	the Company’s business and historical and projected financial results;

•	the advantages and disadvantages of alternatives for refinancing indebtedness under the Loan Agreement and the Elemetal Debt, ultimately concluding that obtaining debt financing from a third party on favorable terms, or at all would be difficult, based on discussions the Company had with lenders that asset-based lending would present unacceptable challenges for the Company since lenders wanted physical possession of the inventory that would serve as the collateral (thereby making it unavailable for display in the Company’s stores) and cash-flow based lending would be difficult to obtain due to the Company’s history of losses, combined with the unfavorable interest rates and fees that would be charged under either type of lending arrangement;

•	the terms of the proposed Purchase Agreement and other Transaction Documents;
•	the significance of the ongoing strategic partnership between the Company and Elemetal and NTR;
•	the fairness opinion of RGL Advisors;
•	the likelihood of delisting by the Exchange and the potential negative consequences to stockholders and the Company if the Company’s stock was to be delisted by the Exchange;
•	the fact that Elemetal and its affiliates will own a majority of the outstanding shares of Common Stock of the Company following the Transactions which the Special Committee and Board viewed as a positive (notwithstanding the additional control Elemetal would have) due to the fact that it would more closely align Elemetal’s and the Company’s business interests, create operational synergies, and create opportunities for more favorable extensions of credit and expansion of bullion trading with Elemetal;

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•	the Company’s ability to obtain the approval of the Transactions by our stockholders and the fact that the Transaction Documents condition the Transactions on approval of a majority of the issued and outstanding Common Stock not owned by Elemetal, NTR or their affiliates; and
•	the Company’s ability to satisfy other conditions to the Transactions on the proposed terms and timeframe.

Opinion of RGL Advisors

In connection with the Transactions, at the meeting of the Special Committee (the “Special Committee”) on June 16, 2016, RGL Advisors, the Special Committee’s financial advisor, rendered to the Special Committee its oral opinion, subsequently confirmed in writing, that as of June 16, 2016, and based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations upon the scope of the review undertaken by RGL Advisors as set forth in the written opinion, the financial terms of the Transactions pursuant to the Transaction Documents were fair from a financial point of view to the common stockholders of the Company (other than the investors in the Transactions).

The full text of the written opinion of RGL Advisors, June 16, 2016, which sets forth, among other things, the procedures followed, assumptions made, matters considered and qualifications and limitations on the scope of review undertaken in rendering its opinion, is attached as Appendix A and is incorporated herein by reference in this Proxy Statement. You are encouraged to read this opinion carefully and in its entirety. RGL Advisors has consented to the inclusion of its opinion in this Proxy Statement. The summary of the opinion of RGL Advisors in this section is qualified in its entirety by reference to the full text of the opinion. RGL Advisors’ opinion was addressed to, and provided for the information and benefit of, the Special Committee in connection with its evaluation of whether the financial terms of the Transaction pursuant to the Agreement (the “Transaction Consideration”) are fair, from a financial point of view to holders of Company Common Stock (other than the investors in the Transactions). The opinion does not constitute a recommendation to the Special Committee, Company Board, any stockholder of the Company or to any other persons in respect of the Transactions, including as to how any holder of Voting Common Stock should vote or act in respect of the Transaction Proposal. RGL Advisors’ opinion does not address the relative merits of the Transactions as compared to other business or financial strategies that might be available to the Company, nor does it address the underlying business decision of the Company to engage in the Transactions.

The Special Committee retained RGL Advisors to provide it with financial advisory services in connection with the Transactions The Special Committee selected RGL Advisors to act as its financial advisor based on RGL Advisors’ qualifications, expertise and reputation, its knowledge of and involvement in transactions in the Company’s industry and its knowledge of the Company’s business and affairs. RGL Advisors is a recognized investment banking firm with deep experience in providing and evaluating various types of financial opinions. At the meeting of the Special Committee on June 16, 2016, RGL Advisors rendered its oral opinion, subsequently confirmed in writing, that as of June 16, 2016, and based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations upon the scope of the review undertaken by RGL Advisors as set forth in the written opinion, the financial terms of the Transactions pursuant to the Transaction Documents were fair from a financial point of view to the common stockholders of the Company (other than the investors in the Transactions).

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In connection with rendering its opinion, RGL Advisors, among other things:

•	reviewed certain publicly available financial statements and other business and financial information of the Company;
•	reviewed certain internal financial statements and other financial and operating data concerning the Company;
•	reviewed certain financial projections prepared by the Company’s management;
•	discussed the past and current operations and financial condition, financial projections and the prospects of the Company with the Company’s senior executives (including their views on the risks and uncertainties of achieving such projections);
•	reviewed the reported prices and trading activity for DGSE shares;
•	compared the financial performance of the Company and the prices and trading activity of DGSE shares with that of certain other publicly-traded companies deemed to be comparable with the Company and its securities;
•	compared the financial performance of the Company and the prices and trading activity of DGSE shares with that of certain other merger and acquisition targets deemed to be comparable with the Company and its securities;
•	reviewed the financial terms, to the extent publicly available, of certain acquisition transactions deemed to be comparable with the Transactions;
•	participated in certain discussions among representatives of the Company, the Special Committee and their legal advisors;
•	reviewed a draft, dated June 13, 2016, of the Purchase Agreement and certain related documents; and
•	performed such other analyses, reviewed such other information and considered such other factors as RGL Advisors deemed appropriate.

In arriving at its opinion, RGL Advisors assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to RGL Advisors by the Company, and formed a substantial basis for its opinion. RGL Advisors further relied upon the assurances of the management of the Company that it was not aware of any facts or circumstances that would make such information inaccurate or misleading. With respect to the financial projections, RGL Advisors assumed that they had been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company as well as the future financial performance of the Company. In addition, RGL Advisors assumed that the Transactions will be consummated in accordance with the terms set forth in the draft Transaction Documents without any waiver or amendment of any terms or conditions and that the definitive Agreement would not differ in any material respect from the draft furnished to RGL Advisors. RGL Advisors assumed that in connection with the receipt of all the necessary governmental, regulatory or other approvals and consents required for the proposed Transactions, no delays, limitations, conditions or restrictions will be imposed that would have a material adverse effect on the contemplated benefits expected to be derived in the proposed Transactions.

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RGL Advisors is not a legal, tax or regulatory advisor. RGL Advisors is a financial advisor and relied upon, without independent verification, the assessment the Company and their legal, tax or regulatory advisors with respect to legal, tax or regulatory matters. RGL Advisors expressed no opinion with respect to the fairness of the amount or nature of the compensation to any of the Company’s officers, directors or employees, or any class of such persons, relative to the Transaction Consideration. RGL Advisors did not make any independent valuation or appraisal of the assets or liabilities of the Company, nor was RGL Advisors furnished with any such valuations or appraisals. RGL Advisors’ opinion was necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to RGL Advisors as of, June 16, 2016. Events occurring after June 16, 2016 may affect RGL Advisors’ opinion and the assumptions used in preparing it, and RGL Advisors does not assume any obligation to update, revise or reaffirm its opinion.

Summary of Financial Analyses

The following is a brief summary of the material analyses performed by RGL Advisors in connection with its oral opinion and the preparation of its written opinion letter to the Special Committee dated June 16, 2016. The following summary is not a complete description of RGL Advisors’ opinion or the financial analyses performed and factors considered by RGL Advisors in connection with its opinion, nor does the order of analyses described represent the relative importance or weight given to those analyses. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before June 16, 2016, the last full trading day prior to the meeting of the Special Committee to approve and adopt the Transaction Documents and approve the Transactions. The various analyses summarized below were based on the closing price of $0.42 per Share as of February 5, 2016 (the last full trading day prior to Elemetal’s press release announcing delivery of a proposal to acquire shares of Common Stock of the Company or the “Unaffected Date”), and are not necessarily indicative of current market conditions. As part of the Transactions, the Company will grant to Elemetal a two-year warrant to purchase 1,000,000 shares of Common Stock at a per share exercise price of $0.65. As a result, RGL Advisors adjusted the Transaction Consideration from $0.42 to $0.40 per share to account for the potentially dilutive impact of the Warrant also being issued to Elemetal. The Warrant was valued as of the date of the fairness opinion under several scenarios using a Black-Scholes pricing framework, taking into account the specific features of the Warrant.

Some of these summaries of financial analyses include information presented in tabular format. In order to fully understand the financial analyses used by RGL Advisors, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. The analyses listed in the tables and described below must be considered as a whole; considering any portion of such analyses and of the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying RGL Advisors’ opinion.

In performing the financial analyses summarized below and arriving at its opinion, RGL Advisors used and relied upon certain financial projections prepared by the Company’s management (the “Management Projections”). These financial projections are more fully described below in this Proposal Two under the heading “Management Projections.” RGL Advisors defines EBITDA as earnings before interest, taxes, depreciation and amortization. Neither the Special Committee nor the Company imposed any limitations on the financial analyses conducted by RGL Advisors.

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Comparable Company Analysis

RGL Advisors reviewed and compared certain financial information and estimates for the Company with the publicly available equity analyst research estimates for current year (“CY”) and next twelve month (“NTM”) periods for selected companies that share similar business characteristics and have certain comparable operating characteristics including, among other things, similarly sized revenue and/or revenue growth rates, market capitalizations, profitability, scale and/or other similar operating characteristics (we refer to these companies as the comparable companies). The comparable companies were as follows:

	Price	Equity	Enterprise	EV / Revenue				EV / EBITDA				Price / Earnings
Company Name	5-Feb-16	Value	Value (EV)	CY		NTM		CY		NTM		CY		NTM
A-Mark Precious Metals, Inc.	$17.26	$122	$336	0.05	x	0.05	x	NA		NA		10.7	x	10.9	x
Blue Nile Inc.	$30.72	$356	$270	0.52	x	0.49	x	10.9	x	10.3	x	22.7	x	20.8	x
DGSE	$0.41	$5	$7	0.11	x	0.11	x	NMF		12.0	x	NMF		NA

	Revenue Growth		Earnings/Share Growth		EBITDA
Company Name	CY	NTM	CY	NTM	Margin
A-Mark Precious Metals, Inc.	7.1%	-4.8%	1.2%	-1.9%	0.2%
Blue Nile Inc.	-16.3%	-0.2%	12.5%	8.9%	3.6%
DGSE	6.5%	2.8%	NMF	NMF	-1.9%

Although none of the above companies are directly comparable to the Company, RGL Advisors selected these companies because it believed that they had characteristics that were instructive for purposes of its analysis. RGL Advisors also reviewed and compared certain financial information and estimates for Gain Capital, INTL FCStone, Signet Jewelers, and Tiffany & Co. as additional reference information but did not rely on this information in rendering its fairness opinion. For each of the companies identified above, RGL Advisors calculated and compared various financial multiples and ratios based on financial data and closing stock prices as of the Unaffected Date, which RGL Advisors obtained from filings made with the Securities and Exchange Commission (the “SEC”) and from publicly available equity research analysts’ projections. The financial multiples and ratios of the Company were based on publicly available equity research analysts’ projections and information from Company management. For the purpose of its analyses, RGL Advisors observed closing stock prices and calculated market capitalization and enterprise values as of the Unaffected Date.

From the range of multiples from the comparable companies, RGL Advisors then selected an enterprise value to CY revenue multiple range of 0.10x to 0.15x as well as a Price to 2017 estimated EBITDA multiple range of 8.0x to 9.0x. RGL Advisors arrived at the selected multiple ranges using its professional judgment after considering the observed comparable company multiples in combination with the benchmarking characteristics of the Company relative to these comparable companies. RGL Advisors applied these ranges of multiples to the Company’s 2015 actual revenue and 2017 estimated EBITDA, respectively, to calculate an implied value range for shares of the Company’s Common Stock, on a fully diluted basis, of $0.27 to $0.41. RGL Advisors compared these values to the Transaction Consideration of $0.40 per share and noted that the Transaction Consideration was within the range of implied values.

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RGL Advisors also calculated a range of implied values per share of the Company common stock after applying a “control premium” to the range of values from the comparable company analysis. For these purposes, RGL Advisors used a control premium of 20% to 30%. This analysis yielded implied values per share of $0.33 to $0.54 per share. RGL Advisors compared these values to the Transaction Consideration of $0.40 per share and noted that the Transaction Consideration was within the range of implied values.

Because no selected peer is exactly the same as the Company, RGL Advisors believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the comparable company analysis. Accordingly, RGL Advisors also made qualitative judgments concerning differences between the business, financial and operating characteristics and prospects of the Company and the selected companies. These qualitative judgments related primarily to the differing sizes, growth prospects, profitability levels and degree of operational risk between the Company and the companies included in the selected peer group.

Precedent Transactions Analysis

RGL Advisors reviewed publicly available information related to certain precedent acquisition transactions involving North American specialty retail targets for the five years preceding June 2016. RGL Advisors chose the precedent transactions it deemed to be relevant transactions in the specialty retail industry. For each precedent transaction, RGL Advisors calculated the implied enterprise value as a multiple of both trailing twelve-month (“LTM”) target revenue and LTM target EBITDA. The precedent transactions reviewed by RGL Advisors were:

			Transaction	Enterprise Value (EV)
Close Date	Acquirer Name	Target Name	Value (MMs)	EBITDA		Revenue
16-Jun-11	DGSE	Southern Bullion Coin and Jewelry	$3.9	NA		0.11	x
7-Mar-12	Spectrum Group International	A-Mark Precious Metals	NA	NA		NA
16-Apr-12	Fanatics	Dreams	181.4	29.1	x	1.22	x
14-May-12	Golf Town USA	Golfsmith International Holdings	159.2	11.1	x	0.38	x
24-Oct-12	Signet Jewelers Limited	Ultra Stores	58.5	NA		0.41	x
1-Mar-13	Party City Holdings	iParty Corp	34.8	58.3	x	0.44	x
17-Mar-14	Draw Another Circle	Hastings Entertainment	73.2	21.3	x	0.17	x
30-Jun-14	Vestis Retail Group	Sport Chalet	58.8	85.7	x	0.18	x
28-Jan-15	Patient Home Monitoring	Black Bear Medical	6.4	8.0	x	0.94	x
29-Jan-15	Management Group	Books-A-Million	19.6	4.6	x	0.21	x
31-Mar-15	Webster Capital	Dover Saddlery	73.6	17.2	x	0.70	x
19-Jun-15	Diplomat Pharmacy	Burman's Apothecary	95.7	2.9	x	0.20	x
20-Jan-16	3K Limited Partnership	Calloway's Nursery	2.6	5.2	x	0.40	x

From the range of multiples from the precedent transactions, RGL Advisors then selected a range of enterprise value to LTM revenue multiples of 0.10x to 0.20x. RGL Advisors arrived at the selected multiple ranges using its professional judgment after considering the observed transaction multiples and the Company’s specific characteristics. RGL Advisors applied this range to the Company’s 2015 actual revenue to calculate an implied value range for shares of the Company’s Common Stock, on a fully diluted basis, of $0.18 to $0.67. RGL Advisors compared these values to the Transaction Consideration of $0.40 per share and noted that the Transaction Consideration was within the range of implied values.

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No company or transaction utilized in the precedent transactions analysis is identical or directly comparable to the Company or the Transactions. In evaluating the precedent transactions, RGL Advisors made judgments and assumptions with regard to general business, market and financial conditions and other matters, which are beyond the control of the Company, such as the impact of competition on the business of the Company, or the industry generally, industry growth and the absence of any material adverse change in the financial condition of the Company or the industry or in the financial markets in general, which could affect the public trading value of the companies and the aggregate value of the transactions to which the Transactions are being compared.

Discounted Cash Flow Analysis

RGL Advisors performed a discounted cash flow analysis, which is designed to provide a company’s implied value by calculating the present value of the estimated future cash flows and a terminal value at the end of the forecast period. RGL Advisors utilized estimates from the Management Projections for purposes of its discounted cash flow analysis, as more fully described below. RGL Advisors first calculated the estimated unlevered free cash flow, defined as net operating profit after taxes plus (1) depreciation & amortization less (2) projected changes in working capital (or plus as applicable) and (3) capital expenditures. The Management Projections through 2020 were based on projections prepared by the Company’s management and approved for RGL Advisors’ use by the Special Committee. RGL Advisors calculated the net present value of unlevered free cash flows for the Company for the years 2016 through 2020 and calculated terminal values at the end of the forecast period. Stock-based compensation was treated as a non-cash expense for purposes of this analysis.

The free cash flows and terminal values were discounted to present values using discount rates of 11.0% to 13.0%. These discount rates were selected, upon the application of RGL Advisors’ professional judgment and experience, to reflect the Company’s weighted average cost of capital as derived using the Capital Asset Pricing Model. Based on its analysis and upon the application of its professional judgment and experience, RGL Advisors selected representative ranges of perpetuity growth rates of 2.0% to 4.0% and applied these ranges of growth rates to calculate the terminal value of the Company.

This analysis derived a range of illustrative present values of the Company’s common stock ranging from $0.20 to $0.58 per share. RGL Advisors compared these values to the Transaction Consideration of $0.40 per share and noted that the Transaction Consideration was within the range of implied values.

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Other Reference Information

RGL Advisors performed an accretion/dilution analysis for the Company based on financial and other information provided by Company management as of March 31, 2016. After adding the total amount of the Company's assets and subtracting the Company's total indebtedness before and after the Transactions, RGL Advisors calculated that the Transactions would be substantially accretive to the Company’s net book value per share. RGL determined that the Transactions would increase net book value by 185% and net book value per share by 31%.

RGL Advisors also reviewed the implied discounts in private investments in public entities (PIPE) transactions involving U.S. targets between April 15, 2011 and April 15, 2016, with a publicly announced transactions value equal to or less than $10 million and $50 million. RGL Advisors reviewed the implied discounts in each transaction to the target company’s share price.

This analysis indicated the following:

	Transaction Values Equal to or Less Than
	<$10 Million	<$50 Million

Number of Transactions	635	783

1st Quartile	0.3%	0.5%
Median	-10.5%	-9.1%
Mean	-10.2%	-9.4%
3rd Quartile	-25.0%	-23.8%

Historical Means

CY 2011	-8.0%	-5.2%
CY 2012	-7.7%	-7.9%
CY 2013	-10.3%	-11.9%
CY 2014	-13.1%	-9.9%
CY 2015	-10.4%	-7.0%
CY 2016	-9.2%	-3.4%

Historical Medians

CY 2011	-9.1%	-5.2%
CY 2012	-9.1%	-7.9%
CY 2013	-13.1%	-11.9%
CY 2014	-16.0%	-9.9%
CY 2015	-9.9%	-7.0%
CY 2016	-3.4%	-3.4%

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Based on the results of this study, RGL applied discounts to the Company’s stock price on the Unaffected Date ranging from 0% to 25%, resulting in implied values per share of $0.31 to $0.41 per share. RGL Advisors compared these values to the Transaction Consideration of $0.40 per share and noted that the Transaction Consideration was within the range of implied values.

RGL Advisors observed the Company’s stock price trading range for the six months prior to the Unaffected Date, noting that the Transaction Consideration of $0.40 fell within the observed trading range of $0.27 to $0.45 per share.

General

In connection with the review of the Transactions by the Special Committee, RGL Advisors performed a variety of financial and comparative analyses for purposes of rendering its opinion. The preparation of a financial opinion is a complex process and is not necessarily susceptible to a partial analysis or summary description. In arriving at its opinion, RGL Advisors considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor it considered. RGL Advisors believes that selecting any portion of its analyses, without considering all analyses as a whole, would create an incomplete view of the process underlying its analyses and opinion. In addition, RGL Advisors may have given various analyses and factors more or less weight than other analyses and factors, and may have deemed various assumptions more or less probable than other assumptions.

In performing its analyses, RGL Advisors made numerous assumptions with respect to industry performance, general business, regulatory, economic, market and financial conditions and other matters, many of which are beyond the Company’s control. These include, among other things, the impact of competition on the Company’s business and the industry generally, industry growth, and the absence of any adverse material change in the financial condition and prospects of the Company and the industry, or in the financial markets in general. Any estimates contained in RGL Advisors’ analyses are not necessarily indicative of future results or actual values, which may be significantly more or less favorable than those suggested by such estimates.

RGL Advisors conducted the analyses described above solely as part of its analysis of the fairness from a financial point of view of the financial terms of the Transactions pursuant to the Purchase Agreement to the common stockholders of the Company (other than the investors in the Transactions) and in connection with the delivery of its opinion, dated June 16, 2016, to the Special Committee. These analyses do not purport to be appraisals or to reflect the prices at which DGSE shares might actually trade.

The Transaction Consideration was determined through arm’s-length negotiations between the Company and Elemetal was approved by the Company’s Special Committee and its Board. RGL Advisors provided advice to the Special Committee during these negotiations but did not, however, recommend any specific financial terms or consideration to the Company or the Special Committee, nor did RGL Advisors opine that any specific financial terms or consideration constituted the only appropriate financial terms or consideration for the Transactions. RGL Advisors’ opinion did not address the relative merits of the Transactions as compared to any other alternative business transaction, or other alternatives, or whether or not such alternatives could be achieved or are available. RGL Advisors’ opinion was not intended to, and does not constitute a recommendation to the Company, the Special Committee, the Board, any stockholder of the Company or to any other persons in respect of the Transactions, including as to how any holder of common shares should vote or act in respect of the Transactions.

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RGL Advisors’ opinion and its presentation to the Special Committee was one of many factors taken into consideration by the Special Committee in deciding to approve and adopt the Transaction Documents, deem the Transactions to be in the best interest of the Company and its shareholders and recommend the Transactions. Consequently, the analyses as described above should not be viewed as determinative of the opinion of the Special Committee with respect to the Transaction Consideration or of whether the Special Committee would have been willing to agree to different consideration. RGL Advisors’ opinion was approved by an opinion committee of RGL Advisors professionals in accordance with RGL Advisors’ customary practice.

Under the terms of its engagement letter, RGL Advisors provided the Special Committee with financial advisory services and the Special Committee with a financial opinion, described in this section and attached to this Proxy Statement as Appendix A, in connection with the Transactions. The Company has agreed to pay RGL Advisors a customary fee for its services, a portion of which was payable upon RGL Advisors informing the Special Committee that it was in a position to render its opinion and a portion of which was paid as a nonrefundable retainer. RGL Advisors’ compensation was not contingent on the conclusions reached and no portion of its compensation is contingent on the Transactions’ announcement or consummation. The Company has also agreed to reimburse RGL Advisors for certain of its expenses incurred in connection with its engagement. In addition, the Company has agreed to indemnify RGL Advisors and its affiliates and their respective directors, officers, agents and employees and each other person, if any, controlling RGL Advisors or any of its affiliates against certain liabilities and expenses relating to, arising out of or in connection with RGL Advisors’ engagement.

In the two years prior to the date of its opinion, RGL Advisors has not provided financial advisory services or financing services to the Company, Elemetal, NTR, or their respective affiliates. RGL Advisors may seek to provide financial advisory and financing services to the Company, Elemetal, NTR and their respective affiliates in the future and would expect to receive fees for the rendering of these services.

Management Projections

DGSE, as a matter of course, does not generally publicly disclose long-term forecasts or internal projections as to its future performance, revenues, earnings or other results due to, among other reasons, the uncertainty of the underlying assumption and estimates. However, DGSE is including the following summaries of certain unaudited financial and operating forecasts of the Company in this proxy statement solely to give our stockholders access to the information that was made available to RGL Advisors in connection with the preparation of its fairness opinion. The unaudited prospective financial data presented below includes projections for the Company prepared by DGSE management in the spring of 2016 that were used by RGL Advisors, with the permission of the Special Committee. Except to extent required by law, DGSE has no obligation to update prospective financial data included in this proxy statement and has not done so and does not intend to do so.

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The inclusion of this information should not be regarded as an indication that any of DGSE, RGL Advisors, the Special Committee or any other recipient of this information considered, or now considers, it to be necessarily predictive of actual future results. There can be no assurance that the prospective results will be realized or that actual results will not be significantly higher or lower than estimated.

Since the unaudited prospective financial information covers multiple years, such information, by its nature, becomes less predictive with each successive year. DGSE stockholders are urged to review the SEC filings of the Company for a description of risk factors with respect to the business of the Company.

The accompanying unaudited prospective financial information was not prepared with a view toward public disclosure or with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information, but, in the view of DGSE’s management, was prepared on a reasonable basis, reflects the best currently available estimates and judgments, and presents, to the best of management’s knowledge and belief, the expected course of action and the expected future financial performance of DGSE. However, this information is not fact and should not be relied upon as being necessarily indicative of future results, and readers of this proxy statement are cautioned not to place undue reliance on the prospective financial information.

Neither DGSE’s independent auditors, nor any other independent accountants, have compiled, examined, or performed any procedures with respect to the prospective financial information contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the prospective financial information.

The unaudited prospective financial information does not take into account any circumstances or events occurring after the date it was prepared. The unaudited prospective financial information does not give effect to the proposed Transactions.

The following table presents the Management Projections provided to RGL Advisors in connection with its preparation of the fairness opinion.

($mm)	2016E	2017E	2018E	2019E	2020E
Revenue	$64.9	$66.6	$67.7	$68.8	$70.0
Cost of Goods Sold	$54.1	$54.9	$55.4	$56.0	$56.7
Gross Margin	$10.8	$11.7	$12.3	$12.8	$13.3
Expenses	$11.8	$11.9	$11.8	$11.9	$12.1
Net income	$(1.0)	$(0.2)	$0.5	$0.9	$1.2

Although presented with numerical specificity, the above unaudited prospective financial information reflect numerous assumptions and estimates as to future events made by the management of DGSE. At the time the unaudited prospective financial information were prepared, DGSE’s management believed such assumptions and estimates were reasonable. In preparing the foregoing unaudited projected financial information, DGSE’s management, made assumptions regarding, among other things, sales volumes and pricing, pricing of precious metals and gems, interest rates, income taxes, the amount of selling, general and administrative costs and the financial impact of consolidating certain stores.

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No assurances can be given that the assumptions made in preparing the above unaudited prospective financial information will accurately reflect future conditions. The estimates and assumptions underlying the unaudited prospective financial information involve judgments with respect to, among other things, future economic, competitive, regulatory and financial market conditions and future business decisions that may not be realized and that are inherently subject to significant business, economic, competitive and regulatory uncertainties and contingencies, including, among others, risks and uncertainties described under the sections entitled “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 and under the sections entitled “Forward-Looking Statements” and “Risk Factors in the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016 and June 30, 2016 all of which are difficult to predict and many of which are beyond the control of the Company. There can be no assurance that the underlying assumptions will prove to be accurate or that the projected results will be realized, and actual results likely will differ, and may differ materially, from those reflected in the unaudited prospective financial information, whether or not the Transactions are completed.

DGSE stockholders are urged to review its most recent SEC filings for a description of its reported results of operations and financial condition and capital resources, as well as “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and under the sections entitled “Forward-Looking Statements” and “Risk Factors” and the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 in the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016 and June 30, 2016, which are incorporated herein by reference.

Readers of this document are cautioned not to place undue reliance on the unaudited prospective financial information set forth above. No representation is made by DGSE or any other person to any DGSE stockholder regarding the ultimate performance of DGSE compared to the information included in the above unaudited prospective financial information. The inclusion of unaudited prospective financial information in this document should not be regarded as an indication that such prospective financial information will be an accurate prediction of future events, and such information should not be relied on as such.

DGSE DOES NOT INTEND TO UPDATE OR OTHERWISE REVISE THE ABOVE UNAUDITED PROSPECTIVE FINANCIAL INFORMATION TO REFLECT CIRCUMSTANCES EXISTING AFTER THE DATE WHEN MADE OR TO REFLECT THE OCCURRENCE OF FUTURE EVENTS, EVEN IN THE EVENT THAT ANY OR ALL OF THE ASSUMPTIONS UNDERLYING SUCH PROSPECTIVE FINANCIAL INFORMATION ARE NO LONGER APPROPRIATE, EXCEPT AS MAY BE REQUIRED BY LAW.

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Summary of the Transaction Documents

A summary of the material provisions of the Transaction Documents is provided below. The descriptions of the Transaction Documents contained in this Proposal Two are qualified in their entirety by reference to the Purchase Agreement, form of Warrant and form of Registration Rights Agreement, which are attached to this Proxy Statement as Appendix B, C and D, respectively.

•	Price per share of Common Stock. The shares of Common Stock to be issued pursuant to the Purchase Agreement will be issued at a price of $0.41 per share, which represents a 17 percent premium over the 90-day trailing average closing price preceding the announcement by Elemetal and NTR of a proposed transaction on February 8, 2016.

•	Timing of Issuance of Common Stock. The consummation of the sale and issuance to, and purchase by, Elemetal and NTR is to occur as soon as practicable after the satisfaction or waiver of the conditions precedent set forth in the Purchase Agreement.

•	Exercise Price per Share for Warrant. The warrant to be issued to Elemetal will have an exercise price of $0.65 per share, which represents an 86 percent premium over the 90-day trailing average closing price preceding the announcement by Elemetal and NTR of a proposed transaction on February 8, 2016. The exercise price is subject to adjustments in the event of (i) reclassifications; (ii) subdivision or combination of shares; (iii) non-cash dividends; (iv) fundamental transactions; and (v) certain other matters, each as set forth in more detail in Sections 3 and 4 of the Warrant.

•	Restricted Securities. The shares of Common Stock, and the warrant to purchase additional shares of Common Stock, and the shares of Common Stock issuable under exercise of the warrant will be issued in a transaction not involving any public offering and will not be registered under the Securities Act of 1933 and, accordingly, will be deemed “restricted securities” under Rule 144 promulgated under the Securities Act of 1933, as amended.

•	Representations, Warranties and Covenants. The Purchase Agreement contains customary representations, warranties and covenants by the Company, Elemetal and NTR. The Company has agreed to call and hold a stockholders’ meeting and use its commercially reasonable efforts to secure all required approvals with respect to the Transactions.

•	Conditions Precedent. The Purchase Agreement contains certain conditions to closing, including that the Transactions shall have received: (i) all requisite approvals of the stockholders of the Company required pursuant to Nevada law, the Company’s Articles of Incorporation and Bylaws and the rules and regulations of the NYSE MKT; and (ii) approval of a majority of the shares of Common Stock of the Company present in person or proxy at a meeting of the Company’s stockholders called for such purpose that are not owned, beneficially or of record, by Elemetal, NTR or any of their respective affiliates. Additionally, Proposal Three shall have received all requisite approval of the stockholders of the Company and the additional listing application for the shares to be issued to Elemetal and NTR shall have been approved by the Exchange.

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•	Termination. The Purchase Agreement may be terminated and the Transactions abandoned at any time prior to the closing by mutual written consent of the Company, Elemetal and NTR or by either the Company, Elemetal or NTR: (i) after the Stockholder Meeting, if, at the Stockholder Meeting, the Transactions do not receive the requisite approval of the Company’s stockholders or Proposal Three does not receive the requisite approval of the Company’s stockholders; or (ii) on or after December 31, 2016 if the Transactions have not been completed.

•	Warrant. The Warrant represents the right to acquire 1,000,000 shares of the Company’s Common Stock at an exercise price of $0.65 per share. The Warrant has a two-year term beginning on the date of the closing of the Transactions.

•	Registration Rights. The Registration Rights Agreement provides for piggyback registration rights in the event that the Company proposes to register any of its equity securities for sale to the public, subject to certain exclusions. The Registration Rights Agreement also provides for six (6) requests for registration on Form S-1 or Form S-3 (or any successor form) for a public offering of all or a portion of the registrable securities held by it so long as such stockholder holds at least five percent (5%) of the shares of Common Stock outstanding on the date of the Registration Rights Agreement.

Financial and Other Information Incorporated by Reference

The following documents are hereby incorporated by reference herein:

1.	The Consolidated Financial Statements (including the notes thereto) of the Company as of December 31, 2015 and 2014, as included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 filed with the SEC on March 30, 2016, the Consolidated Financial Statements (including the notes thereto) of the Company as of the quarter ended March 31, 2016, as included in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2016 filed with the SEC on May 16, 2016 and the Consolidated Financial Statements (including the notes thereto) of the Company as of the quarter ended June 30, 2016, as included in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2016 filed with the SEC on August 15, 2016.

2.	Management’s Discussion and Analysis of Financial Condition and Results of Operations that appear in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 filed with the SEC on March 30, 2016, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2016 filed with the SEC on May 16, 2016 and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2016 filed with the SEC on August 15, 2016.

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Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

There have been no changes in or disagreements with our accountants required to be disclosed pursuant to Item 304 of Regulation S-K. Representatives of the principal accountants for the current year and for the most recently completed fiscal year are expected to be present at the Annual Meeting. Representatives of the principal accountants will have the opportunity to make a statement at the Annual Meeting if they desire to do so and are expected to be available to respond to appropriate questions.

Need for Stockholder Approval

As a NYSE MKT-listed company, the Company is subject to Section 713 of the Company Guide, which requires stockholder approval for the issuance of additional shares of the Company’s common stock under certain circumstances. Section 713(a)(i) of the Company Guide provides that an issuer is required to seek stockholder approval when “additional shares will be issued in connection with a transaction involving the sale, issuance, or potential issuance by the issuer of common stock (or securities convertible into common stock) at a price less than the greater of book value or market value which together with sales by officers, directors or principal shareholders of the issuer equals 20% or more of presently outstanding shares of common stock.” Including the issued Common Shares and assuming the full exercise of the Warrant, Elemetal will acquire a total of 9,536,585 shares of our Common Stock and NTR will acquire more than 5,907,148 shares of our Common Stock. This number of shares exceeds 20% of the number of shares of Common Stock outstanding. Additionally, Section 713(b) of the Company Guide provides that an issuer is required to seek stockholder approval when “the issuance or potential issuance of additional shares will result in a change of control of the issuer…”. Because the Transactions may be considered a “change of control,” approval of this Proposal will constitute approval for purposes of both Section 713(a) and Section 713(b) of the Company Guide.

As of July 15, 2016, Elemetal owned 9,278,142 shares of Common Stock (including an option to purchase 5,000,000 shares of the Company’s common stock at a price of $15 per share, which option is vested and exercisable and expires on October 25, 2016, or 53.4% of the issued and outstanding Common Stock of the Company (assuming exercise of the option). Excluding shares covered by the option, Elemetal’s ownership percentage of the issued and outstanding shares as of July 15, 2016 would have been approximately 38.0%. As of July 15, 2016, NTR (an affiliate of Elemetal) owned 416,900 shares of Common Stock, or 3.37% of the issued and outstanding shares of Common Stock of the Company. As a result, Elemetal is deemed to be an “Interested Stockholder” under Section 78.423 of the Nevada Revised Statutes, which is defined to include a beneficial owner, directly or indirectly, of ten percent or more of the voting power of the outstanding shares of the Common Stock of the Company.

Section 78.416 of the Nevada Revised Statutes defines a “Combination” as the issuance, in one transaction or a series of transactions, of any shares of the issuer that have an aggregate market value equal to five percent or more of the aggregate market value of all the outstanding voting shares of the issuer to an “Interested Stockholder” or any affiliate or associate of the Interested Stockholder. As a result, the Transactions will be considered a “Combination” that, subject to certain exceptions that the Company does not believe will apply in this situation, must be approved by a majority of the outstanding voting power of the issuer not beneficially owned by the interested stockholder or any affiliate or associate of the interested stockholder.

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Additionally, the Purchase Agreement conditions the Company’s obligation to issue the shares of Common Stock to Elemetal and NTR and the Warrant to Elemetal on the approval of a majority of the shares of Common Stock of the Company present in person or represented by proxy at a meeting of the stockholders of the Company called for such purpose that are not owned, beneficially or of record, by Elemetal, NTR, or any of their affiliates, which condition must be satisfied or waived by the Company prior to the closing of the Transactions.

Company Shareholder Dilution

The following table shows the effect on our current shareholders ownership percentage upon (1) the closing of the Transactions, and (2) Elemetal’s full exercise of the Warrant, in each case assuming that no other shares of Common Stock are issued pursuant to the exercise or conversion of outstanding derivative securities or otherwise. The percentages in the following table are calculated based on 12,359,466 shares of the Company’s Common Stock outstanding as of June 30, 2016 and are based on the number of shares that would have been issued to NTR if the closing had taken place on such date.

	Pre-Closing	At Closing	Upon Exercise of the Warrant
Current Company Shareholders (other than Elemetal and NTR)	62.0%	28.6%	27.6%
Elemetal(1)	34.6%	47.8%	49.7%
NTR	3.4%	23.6%	22.7%

(1) Excludes an option to purchase 5,000,000 shares of Common Stock at an exercise price of $15.00 per share, which option is vested and exercisable and expires on October 25, 2016 because the exercise price is significantly above recent market prices. Inclusion of the option would increase Elemetal’s ownership percentages shown above.

Consequences if the Proposal is Not Approved

If this Proposal is not approved, the Company will not be able to issue the shares of Common Stock and the Warrant to Elemetal and NTR, and the indebtedness outstanding under the Loan Agreement and the Elemetal Debt will remain outstanding.

Our ability to obtain the amount of bullion we need in order to satisfy our customer orders may be limited, which in turn would likely reduce our sales and negatively impact our results of operations. In addition, Elemetal may require DGSE to pay down the outstanding trade payable promptly, and NTR may not renew the Loan Agreement, in which case, our outstanding obligations under the Loan Agreement would become due August 1, 2017. Either event would have a material adverse effect on our liquidity.

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The Company’s Common Stock will also face delisting from the Exchange as a result of the fact that the Company’s stockholder’s equity will not receive the increase that is anticipated if the Transactions are completed.

Vote Required

Approval of this Proposal requires the affirmative vote of at least a majority of the issued and outstanding shares of our Common Stock, excluding any shares beneficially owned, directly or indirectly, by Elemetal and NTR or their affiliates. As this vote is a non-routine matter under applicable rules, your bank, broker or other nominee cannot vote without instructions from you. Abstentions and broker non-votes will have the effect of a vote “AGAINST” this Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ISSUANCE TO NTR AND ELEMETAL OF SHARES OF THE COMPANY’S COMMON STOCK AND ISSUANCE OF A WARRANT TO ELEMETAL TO PURCHASE ADDITIONAL SHARES OF THE COMPANY’S COMMON STOCK IN CONSIDERATION OF CANCELLATION AND FORGIVENESS OF DEBT OWED TO ELEMETAL AND NTR BY THE COMPANY.

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PROPOSAL THREE:

APPROVAL OF AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION INCREASING THE COMPANY’S AUTHORIZED SHARES

Purpose of this Proposal

The Company’s Articles of Incorporation currently authorizes the issuance of 30,000,000 shares of Common Stock. As of July 15, 2016, the Company had 12,359,466 shares of the Company’s Common Stock issued and outstanding. As of June 30, 2016, the Company had an aggregate of 313,020 shares of the Company’s Common Stock reserved for issuance under the Company’s equity incentive compensation plans and 5,000,000 shares reserved for issuance under an option held by Elemetal. If Proposal Two of this Proxy Statement is approved, the Company contemplates issuing more than 14,443,733 shares of the Company’s Common Stock to Elemetal and NTR and reserving an additional 1,000,000 shares of the Company’s Common Stock for issuance upon exercise of the Warrant pursuant to the Purchase Agreement contemplated by Proposal Two. If Proposal Four of this Proxy Statement is approved, the Company intends to reserve for issuance 1,100,000 shares of the Company’s Common Stock for issuance pursuant to awards under the Company’s 2016 Equity Incentive Plan.

The proposed amendment to the Company’s Articles of Incorporation (the “Amendment”), if approved, would amend Article Fourth of the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s Common Stock from 30,000,000 shares to 60,000,000 shares. The Amendment has no impact on the relative rights, powers and limitations of the Company’s Common Stock. Holders of the Company’s Common Stock do not have preemptive rights to acquire or subscribe for any of the additional shares authorized by the Amendment. The form of the Amendment is attached to this Proxy Statement as Appendix E.

Possible Dilution

Future issuances of shares of the Common Stock would have the effect of diluting the voting rights of existing holders of shares of the Common Stock and could have the effect of diluting the earnings per share and book value per share of existing holders of shares of Common Stock. Further, the potential for future dilution as a result of possible future issuances of shares of the Common Stock could have the effect of reducing the trading price of a share of the Common Stock.

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Vote Required

The affirmative vote of shareholders representing a majority of all outstanding shares of our Common Stock is required for amending our Articles of Incorporation. As this vote is a non-routine matter under applicable rules, your bank, broker or other nominee cannot vote without instructions from you. Abstentions and broker non-votes will have the effect of a vote “AGAINST” this Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION.

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PROPOSAL FOUR:

ADOPTION OF THE COMPANY’S 2016 EQUITY INCENTIVE PLAN

Description of the Proposal

The stockholders are being asked to approve the adoption of the Company’s 2016 Equity Incentive Plan (the “2016 Plan”). The 2016 Plan is intended to replace the 2006 Equity Incentive Plan (the “2006 Plan”) that expired in April 2016. The Board adopted the 2016 Plan on August 23, 2016, subject to the approval of the stockholders at the Annual Meeting.

The Board approved the 2016 Plan because it believes that the best means for aligning the interests of employees and stockholders is through equity incentives, and the Company needs shares available for issuance as equity-based compensation. The use of equity awards as compensation also allows the Company to conserve cash resources for other important purposes.

The 2016 Plan provides the Compensation Committee of the Board (the “Compensation Committee”) with the flexibility to effectively use the shares under the 2016 Plan to provide incentives to our personnel. The 2016 Plan contains provisions we believe are consistent with best practices in equity compensation and which we believe further protect our stockholders’ interests, which include:

•	Except with stockholder approval, the 2016 Plan prohibits any alteration or amendment that operates to increase the maximum number of shares subject to the 2016 Plan (other than adjustments in connection with certain corporate reorganizations and other events) or to change the designation or class of persons eligible to receive awards under the 2016 Plan.

•	Awards may not be repriced, replaced or regranted through cancellation or modification without stockholder approval if the effect would be to reduce the exercise price for the shares under the award.

As of the record date for the Annual Meeting, no shares were available for future issuance under its 2006 Plan because the 2006 Plan has expired.

In light of the fact that the ability to continue to grant equity compensation is vital to our ability to continue to attract and retain employees in the competitive labor markets in which we compete, and based on guidance from Paradox Compensation Advisors, an independent compensation advisor engaged by the Compensation Committee, the Compensation Committee and Board has determined that the size of the share reserve under the 2016 Plan is reasonable and appropriate at this time.

Description of the 2016 Equity Incentive Plan

A copy of the 2016 Plan is attached to this proxy statement as Appendix F and is incorporated herein by reference. The following description of the 2016 Plan is a summary and is qualified by reference to the complete text of the 2016 Plan.

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Background and Purpose. The primary purpose of the 2016 Plan is to attract and retain highly qualified individuals to perform services for the Company and its affiliates, to further align the interests of those individuals with those of the shareholders of the Company, and to more closely link compensation with the performance of the Company and its affiliates.

Eligible Participants. Awards may be granted under the 2016 Plan to any of our employees, directors, consultants or other individuals providing services to the Company. As of June 30, 2016, there were approximately sixty-three (63) employees and three (3) non-employee directors who would be eligible to participate. The Compensation Committee determines the type and size of award and sets the terms, conditions, restrictions and limitations applicable to the award within the confines of the 2016 Plan’s terms.

Based on historic compensation practices, approximately twelve individuals are eligible to receive awards; however, this number is subject to change as the number of individuals in our businesses is adjusted to meet our operational requirements. The benefits or amounts that may be received or allocated to participants under the 2016 Plan will be determined at the discretion of the Compensation Committee or the Board and are not currently determinable.

The following table sets forth information about the common stock and Restricted Stock Units (“RSUs”) authorized for issuance under all of our equity compensation plans as of December 31, 2015:

Plan Category	Column (a): Number of securities to be issued upon exercise of options, warrants and rights		Column (b): Weighted average exercise price of outstanding options, warrants and rights		Column (c): Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	29,000	(1)	3.70	(2)	475,400

Equity compensation plans not approved by security holders	None		-		None
	29,000		3.70		475,400

(1)	Includes 4,000 RSUs that were not vested as of December 31, 2015.

(2)	Weighted average exercise price does not include 4,000 RSUs issued to employees, management and directors of DGSE as incentive compensation for their continued services. Pursuant to the terms of individual Restricted Stock Unit Award Agreements, such RSUs will vest over time, contingent upon the continued service to DGSE by the recipient. Each vested RSU may be converted into one share of common stock, par value $0.01, of DGSE without additional consideration (other than such conversion and reduction in the number of RSUs held).

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Number of Shares of Common Stock Available. If approved by the stockholders, a total of 1,100,000 new shares of our common stock will be reserved for issuance under the 2016 Plan. The maximum aggregate number of shares that may be issued under the 2016 Plan through the exercise of incentive stock options is 1,100,000. The maximum number of shares of our common stock that may be subject to options and stock appreciations rights granted under the 2016 Plan to any one participant during a fiscal year is 500,000 shares. The maximum number of shares of our common stock that may be subject to awards other than options and stock appreciation rights granted under the 2016 Plan to any one participant during a fiscal year is 200,000 shares. The number of shares available for award under the 2016 Plan is subject to adjustment for certain corporate changes in accordance with the provisions of the 2016 Plan. Shares of common stock issued pursuant to the 2016 Plan may be shares of original issuance, treasury shares or a combination thereof. Shares tendered or withheld in payment of an Option exercise price shall not be returned to the 2016 Plan and shall not become available for future issuance under the 2016 Plan; shares withheld by the Company to satisfy any tax withholding obligation shall not be returned to the 2016 Plan and shall not become available for future issuance under the 2016 Plan.

No Repricing or Reload Rights. Except adjustment for certain corporate changes in accordance with the provisions of the 2016 Plan, no award may be repriced, replaced, or regranted through cancellation or otherwise modified without stockholder approval, if the effect would be to reduce the exercise price for the shares underlying such award. Further, no option award that is underwater may be cancelled for the purpose of granting a replacement award of a different type.

Administration of the 2016 Plan. The 2016 Plan will be administered by the Compensation Committee. However, each member of the Compensation Committee must (1) meet independence requirements of the exchange on which our common stock is listed (if any), (2) qualify as a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and (3) qualify as an “outside director” under Section 162(m) of the Code. With respect to awards granted to non-employee directors, the committee who administers with 2016 Plan with respect to such awards is the Board of Directors. Among the powers granted to the Compensation Committee are (1) the authority to operate, interpret and administer the 2016 Plan, (2) determine eligibility for and the amount and nature of awards, (3) establish rules and regulations for the 2016 Plan’s operation, (4) accelerate the exercise, vesting or payment of an award, (5) require participants to hold a stated number or percentage of shares acquired pursuant to an award for a stated period of time and (6) establish other terms and conditions of awards made under the 2016 Plan. The Compensation Committee has the right to delegate to one or more officers of the Company any right granted to the Compensation Committee under the 2016 Plan, except for grants to persons who are receiving awards that are intended to constitute “performance-based compensation” and are “covered employees” for purposes of Section 162(m).

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Award Types

Options. The 2016 Plan provides for the grant of incentive stock options intended to meet the requirements of Section 422 of the Code and non-qualified stock options that are not intended to meet those requirements. Incentive stock options may be granted only to employees of DGSE and its affiliates. All options will be subject to terms, conditions, restrictions and limitations established by the Compensation Committee, as long as they are consistent with the terms of the 2016 Plan.

The Compensation Committee will determine when an option will vest and become exercisable. No option will be exercisable more than ten years after the date of grant (or, in the case of an incentive stock option granted to a 10% stockholder, five years after the date of grant). Unless otherwise provided in the option award agreement, options terminate within a certain period of time following a participant’s termination of employment or service for any reason other than cause (3 months), by reason of death or disability (12 months), or for cause (immediately).

Generally, the exercise price of a stock option granted under the 2016 Plan may not be less than the fair market value of the common stock on the date of grant. However, the exercise price may be less if the option is granted through the assumption of or in substitution for an outstanding award in connection with a transaction. Incentive stock options must be granted at 100% of fair market value (or, in the case of an incentive stock option granted to a 10% stockholder, 110% of fair market value).

The exercise price of a stock option may be paid (i) in cash, (ii) at the discretion of the Compensation Committee, with previously acquired non-forfeitable, unrestricted shares of common stock that have an aggregate fair market value at the time of exercise equal to the total exercise price or by surrendering a sufficient portion of the shares with respect to which the option is exercised having an aggregate fair market value at the time of exercise equal to the total exercise price, or (iii) a combination of the preceding. In addition, at the discretion of the Compensation Committee, the exercise price may be paid by delivery to us or our designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares of common stock with respect to which the option is exercised and deliver the sale or margin loan proceeds directly to DGSE to pay the exercise price and any required withholding taxes.

Stock Appreciation Rights (SARs). A stock appreciation right (SAR) entitles the participant to receive an amount in cash and/or shares of common stock, as determined by the Compensation Committee, equal to the amount by which our common stock appreciates in value after the date of the award. The Compensation Committee will determine when the SAR will vest and become exercisable. Generally, the exercise price of a SAR will not be less than the fair market value of the common stock on the date of grant. However, the exercise price may be less if the SAR is granted through the assumption of or in substitution for an outstanding award in connection with a transaction. No SAR will be exercisable later than ten years after the date of the grant. The Compensation Committee will set other terms, conditions, restrictions and limitations on SARs, including rules as to exercisability after termination of employment or service.

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Restricted Stock and Restricted Stock Units. Restricted stock is common stock that must be returned to us if certain conditions are not satisfied. The Compensation Committee will determine the restriction period and may impose other terms, conditions and restrictions on restricted stock, including vesting upon achievement of performance goals pursuant to a performance award and restrictions under applicable securities laws. The Compensation Committee also may require the participant to pay for restricted stock. Subject to the terms and conditions of the award agreement related to restricted stock, a participant holding restricted stock will have the right to receive dividends on the shares of restricted stock during the restriction period, vote the restricted stock and enjoy all other stockholder rights related to the shares of common stock. Upon vesting at the expiration of the restriction period, the participant becomes entitled to retain the shares of common stock free of the restrictions.

RSUs are fictional shares of common stock. The Compensation Committee will determine the restriction period and may impose other terms, conditions and restrictions on RSUs. Upon the lapse of restrictions, the participant is entitled to receive one share of common stock or an amount of cash equal to the fair market value of one share of common stock as provided in the award agreement. An award of RSUs may include the grant of a tandem cash dividend right or dividend unit right. A cash dividend right is a contingent right to receive an amount in cash equal to the cash distributions made with respect to a share of common stock during the period the RSU is outstanding. A dividend unit right is a contingent right to have additional RSUs credited to the participant equal to the number of shares of common stock (at fair market value) that may be purchased with the cash dividends. Restricted stock unit awards may be considered non-qualified deferred compensation subject to Section 409A of the Code and in such event will be designed to comply with that section.

Performance Awards. A performance award is an award payable in cash (including an annual bonus award) or common stock (or a combination thereof) upon the achievement of certain performance goals over a performance period. Performance awards may be combined with other awards to impose performance criteria as part of the terms of the other awards. For each performance award, the Compensation Committee will determine (i) the amount a participant may earn in the form of cash or shares of common stock or a formula for determining the amount payable to the participant, (ii) the performance criteria and level of achievement versus such performance criteria that will determine the amount payable or number of shares of common stock to be granted, issued, retained and/or vested, (iii) the performance period over which performance is to be measured, which may not be shorter than one year, (iv) the timing of any payments to be made, (v) restrictions on the transferability of the award and (vi) other terms and conditions that are not inconsistent with the 2016 Plan.

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The Compensation Committee will determine whether specific performance awards are intended to constitute “qualified performance-based compensation,” or “QPBC,” within the meaning of Section 162(m) and even if stockholders approve the performance criteria set forth in the 2016 Plan for purposes of the QPBC exception, the Compensation Committee may determine to pay compensation that is not QPBC under Section 162(m) and that is subject to deduction limits by reason thereof. To qualify as QPBC, the applicable performance criteria will be selected from the list below in accordance with the requirements of Section 162(m). Section 162(m) imposes a $1 million cap on the compensation deduction that the Company may take in respect of compensation paid to our Chief Executive Officer and our next three most highly compensated employees (other than our Chief Financial Officer). However, compensation that qualifies as QPBC is excluded from the calculation of the $1 million cap. In order to constitute QPBC under Section 162(m), in addition to certain other requirements, the relevant amounts must be payable only upon the attainment of pre-established, objective performance goals set by our Compensation Committee and linked to stockholder-approved performance criteria. The maximum amount that may be paid in cash pursuant to performance awards granted pursuant to the 2016 Plan to a participant with respect to a fiscal year that are intended to qualify as QPBC is $1,000,000, provided that if the award provides for a performance period longer than one fiscal year, the maximum amount will be the foregoing limit multiplied by the number of full fiscal years in the performance period. To allow the Company to qualify awards as QPBC, we are seeking stockholder approval of the 2016 Plan and the material terms of the performance goals applicable to performance shares under the 2016 Plan.

The performance measure(s) to be used for purposes of performance awards may be described in terms of objectives that are related to the individual participant or objectives that are company-wide or related to a subsidiary, division, department, region, function or business unit of the Company in which the participant is employed, and may consist of one or more of any combination of the following criteria:

•	earnings or earnings per share
•	growth in earnings or earnings per share
•	return on equity
•	return on assets or net assets
•	return on capital or invested capital and other related financial measures
•	cash flow, EBITDA, or adjusted EBITDA
•	revenues
•	income, or operating income
•	expenses or costs or expense levels or cost levels (absolute or per unit)
•	one or more operating ratios
•	stock price
•	total shareholder return
•	operating profit
•	profit margin
•	capital expenditures
•	market share
•	contract awards or backlog
•	overhead or other expense reduction
•	credit rating
•	strategic plan development and implementation
•	improvement in workforce diversity
•	improved attrition rates

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•	net borrowing, debt leverage levels, credit quality or debt ratings
•	the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions, including without limitation a change in control
•	net asset value per share
•	economic value added
•	individual business objectives

The performance goals based on these performance measures may be made relative to the performance of other business entities.

Stock Awards and Other Incentive Awards. Stock awards may be granted to participants upon such terms and conditions as the Compensation Committee may determine for cash consideration or for no cash consideration.

Other incentive awards may be granted in such amounts and upon such terms as the Compensation Committee shall determine. Other incentive awards may be granted based upon shares of common stock if the Compensation Committee determines.

Other Provisions of the 2016 Plan

Transferability of Awards. No award of incentive stock options or restricted stock during its restricted period may be sold, transferred, pledged, exchanged, or disposed of, except by will or the laws of descent and distribution. If provided in the award agreement, other awards may be transferred by a participant to a permitted transferee.

Adjustments upon Merger or Change in Control. The 2016 Plan provides that in the event of a merger with or into another corporation or our “change in control,” including the sale of all or substantially all of our assets, and certain other events, the Compensation Committee may, in its discretion, provide for the assumption or substitution of, or adjustment to, each outstanding award; accelerate the vesting of options and stock appreciation rights, and terminate any restrictions on stock awards or cash awards; provide for the cancellation of awards in exchange for a cash payment to the participant; or provide for the cancellation of awards that have not been exercised or redeemed as of the relevant event.

Amendment and Termination of the 2016 Plan. The Board may suspend, terminate, amend or modify the 2016 Plan, but may not without stockholder approval make any alteration or amendment that operates (1) to increase the total number of shares of common stock that may be issued under the 2016 Plan (other than adjustments in connection with certain corporate reorganizations and other events) or to change the designation or class of persons eligible to receive awards under the 2016 Plan, or (2) to effect any change for which stockholder approval is required by or necessary to comply with applicable law or the listing requirements of an other exchange or association on which the common stock is then listed or quoted. Upon termination of the 2016 Plan, the terms and provisions thereof will continue to apply to awards granted before termination. No suspension, termination, amendment or modification of the 2016 Plan will adversely affect in any material way any award previously granted under the 2016 Plan without the consent of the participant.

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Effectiveness. The 2016 Plan will become effective upon its adoption by the Board provided that the 2016 Plan is approved within 12 months following such date by the stockholders holding at least a majority of the votes cast at an annual or special meeting of the shareholders of the Company. Unless terminated earlier, the 2016 Plan will terminate on August 22, 2026.

Certain Federal Income Tax Information

The following summary is based on an analysis of the Internal Revenue Code (the “Code”) as currently in effect, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change. Moreover, the following is only a summary of United States federal income tax consequences. Actual tax consequences to participants may be either more or less favorable than those described below depending on the participants’ particular circumstances.

United States Federal Income Tax Consequences

Incentive Stock Options. No income will be recognized by a participant for federal income tax purposes upon the grant or exercise of an incentive stock option. The basis of shares transferred to a participant upon exercise of an incentive stock option is the price paid for the shares. If the participant holds the shares for at least one year after the transfer of the shares to the participant and two years after the grant of the option, the participant will recognize capital gain or loss upon sale of the shares received upon exercise equal to the difference between the amount realized on the sale and the basis of the stock. Generally, if the shares are not held for that period, the participant will recognize ordinary income upon disposition in an amount equal to the excess of the fair market value of the shares on the date of exercise over the amount paid for the shares, or if less (and if the disposition is a transaction in which loss, if any, will be recognized), the gain on disposition. Any additional gain realized by the participant upon the disposition will be a capital gain. The excess of the fair market value of shares received upon the exercise of an incentive stock option over the option price for the shares is an item of adjustment for the participant for purposes of the alternative minimum tax. Therefore, although no income is recognized upon exercise of an incentive stock option, a participant may be subject to alternative minimum tax as a result of the exercise.

Non-qualified Stock Options. No income will be recognized by a participant for federal income tax purposes upon the grant of a non-qualified stock option. Upon exercise of a non-qualified stock option, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the amount paid for the shares. Income recognized upon the exercise of a non-qualified stock option by an employee will be considered compensation subject to withholding at the time the income is recognized. Non-qualified stock options are designed to provide the Company or its affiliate, as applicable, with a deduction equal to the amount of ordinary income recognized by the participant at the time of the recognition by the participant, subject to the deduction limitations described below.

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Stock Appreciation Rights. No income will be recognized by the participant upon the grant of SARs. Generally, the participant will recognize ordinary income upon the receipt of payment pursuant to SARs in an amount equal to the aggregate amount of cash and the fair market value of any common stock received. Income recognized upon the exercise of SARs by an employee will be considered compensation subject to withholding at the time the income is recognized. Subject to the deduction limitations described below, the Company or its affiliate, as applicable, generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.

Restricted Stock. If the restrictions on an award of shares of restricted stock are of a nature that the shares are both subject to a substantial risk of forfeiture and are not freely transferable (within the meaning of Section 83 of the Code), the participant will not recognize income for federal income tax purposes at the time of the award unless the participant affirmatively elects to include the fair market value of the shares of restricted stock on the date of the award, less any amount paid for the shares, in gross income for the year of the award pursuant to Section 83(b) of the Code. In the absence of this election, the participant will be required to include in income for federal income tax purposes on the date the shares either become freely transferable or are no longer subject to a substantial risk of forfeiture (within the meaning of Section 83 of the Code), the fair market value of the shares of restricted stock on such date, less any amount paid for the shares. The Company or its affiliate, as applicable, will be entitled to a deduction at the time of income recognition to the participant in an amount equal to the amount the participant is required to include in income with respect to the shares, subject to the deduction limitations described below. If a Section 83(b) election is made within 30 days after the date the restricted stock is received, the participant will recognize ordinary income at the time of the receipt of the restricted stock, and the Company or its affiliate, as applicable, will be entitled to a corresponding deduction, equal to the fair market value of the shares at the time, less the amount paid, if any, by the participant for the restricted stock. If a Section 83(b) election is made, no additional income will be recognized by the participant upon the lapse of restrictions on the restricted stock, but, if the restricted stock is subsequently forfeited, the participant may not deduct the income that was recognized pursuant to the Section 83(b) election at the time of the receipt of the restricted stock.

Dividends paid to a participant holding restricted stock before the expiration of the restriction period will be additional compensation taxable as ordinary income to the participant subject to withholding, unless the participant made an election under Section 83(b). Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the dividends includible in the participant’s income as compensation. If the participant has made a Section 83(b) election, the dividends will be dividend income, rather than additional compensation, to the participant.

If the restrictions on an award of restricted stock are not of a nature that the shares are both subject to a substantial risk of forfeiture and not freely transferable, within the meaning of Section 83 of the Code, the participant will recognize ordinary income for federal income tax purposes at the time of the transfer of the shares in an amount equal to the fair market value of the shares of restricted stock on the date of the transfer, less any amount paid therefor. The employer will be entitled to a deduction at that time in an amount equal to the amount the participant is required to include in income with respect to the shares, subject to the deduction limitations described below.

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Ordinary income recognized by an employee on account of an award of restricted stock will be considered compensation subject to withholding at the time the income is recognized.

Restricted Stock Units. There will be no federal income tax consequences to the participant upon the grant of restricted stock units. Generally, the participant will recognize ordinary income upon the receipt of cash and/or transfer of shares of common stock in payment of the restricted stock units in an amount equal to the aggregate of the cash received and the fair market value of the common stock so transferred. Income recognized by an employee upon the receipt of cash or shares pursuant to an award or restricted stock units will be considered compensation subject to withholding at the time the income is recognized. Subject to the deduction limitations described below, the Company or its affiliate, as applicable, generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.

Performance Awards. There will be no federal income tax consequences to the participant upon the grant of performance awards. Generally, the participant will recognize ordinary income subject to withholding upon the receipt of cash and/or shares of common stock in payment of performance awards in an amount equal to the aggregate of the cash received and the fair market value of the common stock so transferred. Income recognized by an employee upon the receipt of cash or shares pursuant to a performance award will be considered compensation subject to withholding at the time the income is recognized. Subject to the deduction limitations described below, the Company or its affiliate, as applicable, generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.

Dividend Equivalents. Generally, a participant will recognize ordinary income upon the payment of any dividend equivalents paid with respect to an award in an amount equal to the cash the participant receives. Income recognized by an employee upon the receipt of cash pursuant to any dividend equivalents will be considered compensation subject to withholding at the time the income is recognized. Subject to the deduction limitations described below, the Company or its affiliate, as applicable, generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.

Stock Awards. The participant will recognize income for federal income tax purposes at the time of the stock award and, subject to the deduction limitations described below, the Company or its affiliate, as applicable, will be entitled to a corresponding deduction. Income recognized by an employee upon the receipt of a stock award will be considered compensation subject to withholding at the time the income is recognized.

Other Incentive Awards. The tax treatment of other incentive awards will depend on the type of award. In general, a participant who is an employee will be subject to income tax withholding at the time when the ordinary income is recognized. Subject to the deduction limitations described below, the Company or its affiliate, as applicable, will be entitled to a tax deduction at the same time and for the same amount.

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Limitations on the Employer’s Compensation Deduction. Section 162(m) of the Code limits the deduction certain employers may take for otherwise deductible compensation payable to certain executive officers of the employer to the extent the compensation paid to such an officer for the year exceeds $1 million, unless the compensation is performance-based, is approved by the employer’s stockholders, and meets certain other criteria.

Excess Parachute Payments. Section 280G of the Code limits the deduction that the employer may take for otherwise deductible compensation payable to certain individuals if the compensation constitutes an “excess parachute payment.” Excess parachute payments arise from payments made to disqualified individuals that are in the nature of compensation and are contingent on changes in ownership or control of the employer or certain affiliates. Accelerated vesting or payment of awards under the 2016 Plan upon a change in ownership or control of the employer or its affiliates could result in excess parachute payments. In addition to the deduction limitation, a disqualified individual receiving an excess parachute payment is subject to a 20% excise tax on the amount thereof.

Application of Section 409A of the Code. Section 409A of the Code imposes an additional 20% tax and interest on and may result in accelerated taxation for an individual receiving non-qualified deferred compensation under a plan that fails to satisfy certain requirements. For purposes of Section 409A, “non-qualified deferred compensation” includes equity-based incentive programs, including some stock options, stock appreciation rights and restricted stock unit programs. Generally speaking, Section 409A does not apply to restricted stock, incentive stock options, and non-discounted non-qualified stock options and stock appreciation rights if no deferral is provided beyond exercise.

The awards made pursuant to the 2016 Plan will be designed to comply with the requirements of Section 409A of the Code to the extent the awards granted under the 2016 Plan are not exempt from coverage. However, if the 2016 Plan fails to comply with Section 409A in operation, a participant could be subject to accelerated taxation of the award plus additional taxes and interest.

State and local tax consequences may in some cases differ from the federal tax consequences. The foregoing summary of the income tax consequences in respect of the 2016 Plan is for general information only. Interested parties should consult their own advisors as to specific tax consequences of their awards.

The 2016 Plan is not subject to the Employee Retirement Income Security Act of 1974, as amended, and is not intended to be qualified under Section 401(a) of the Code.

New Plan Benefits

We have no current plans, proposals, or arrangements to grant any awards under the 2016 Plan.

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Vote Required

Approval of this Proposal requires the affirmative vote of at least a majority of the votes cast on the Proposal at the Annual Meeting. As this vote is a non-routine matter under applicable rules, your bank, broker or other nominee cannot vote without instructions from you. Because the Exchange treats an abstention as a vote cast, abstentions will have the effect of a vote “AGAINST” this Proposal. Broker non-votes are not considered a vote cast, and therefore will have no effect on the outcome of the Proposal.

The board of directors UNANIMOUSLY recommends that you vote “FOR” THE adoptION OF the 2016 Equity Incentive Plan.

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PROPOSAL FIVE:

ADVISORY VOTE TO APPROVE NAMED EXECUTIVE COMPENSATION

Background on Proposal

We are requesting our stockholders to provide advisory approval of the compensation of our named executive officers as disclosed in the Executive Compensation section of this Proxy Statement. This non-binding advisory vote is commonly referred to as a “say-on-pay” vote.

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related SEC rules, stockholders are being given the opportunity to vote at the Annual Meeting on an advisory resolution regarding the compensation of our named executive officers (commonly referred to as “say-on-pay”) as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC. This vote is required by Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The advisory resolution which will be presented and voted upon at the Annual Meeting is as follows:

RESOLVED, that the stockholders of DGSE Companies, Inc. hereby approve, on an advisory basis, the current compensation of our named executive officers, as disclosed in the Executive Compensation section of the Proxy Statement.

At the 2013 Annual Meeting, the Company included in its proxy statement a separate shareholder advisory vote to approve the compensation of the Company’s then-named executive officers. The Company’s say-on-pay proposal passed with 97.4% of the shareholder votes in favor of the Company’s compensation program. Of the shareholder votes that were not in favor of the Company’s compensation program, 6.8% were abstaining shares. The Compensation Committee considered shareholder approval of the compensation program when implementing changes for fiscal year 2016.

Effects of the Advisory Vote

Because the vote on this proposal is advisory in nature, it will not affect any compensation already paid or awarded to our named executive officers and will not be binding on the Board or the Compensation Committee. However, the Compensation Committee and the Board will consider the outcome of the vote when making future executive compensation decisions.

Discussion

Our Compensation Committee and our Board, who are responsible for designing and administering our executive compensation program, have designed our current executive compensation program to provide a competitive and internally equitable compensation program and benefits package that reflects company performance, job complexity and the value provided, while also promoting long-term retention, motivation and alignment with the long-term interests of our stockholders.

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We encourage you to carefully review the Executive Compensation section of this Proxy Statement including the compensation tables and narrative discussion set forth on pages 13 through 21 of this Proxy Statement. We are asking you to indicate your support for the compensation of our Named Executive Officers as described in this Proxy Statement. This vote is not intended to address any specific item of compensation but rather the overall compensation of our named executive officers.

Vote Required

The resolution approving, on an advisory basis, the current compensation of our named executive officers will be approved if a majority of the votes cast at the Annual Meeting are voted in favor of the proposal, assuming a quorum is present. A properly executed proxy marked “ABSTAIN” with respect to the proposal will not be voted or treated as a vote cast, although it will be counted for purposes of determining whether a quorum is present. Accordingly, an abstention will not affect the outcome of the proposal. Brokers are not entitled to use their discretion to vote uninstructed proxies with respect to the proposal. Any such broker non-votes will not be deemed a vote cast.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE, ON AN ADVISORY BASIS “FOR” THE FOREGOING RESOLUTION ON EXECUTIVE COMPENSATION.

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PROPOSAL SIX:

RATIFICATION OF THE APPOINTMENT OF

WHITLEY PENN LLP AS INDEPENDENT AUDITORS OF DGSE

FOR THE FISCAL YEAR ENDING DECEMBER 31, 2016

The Audit Committee has appointed Whitley Penn LLP (“Whitley Penn”) as our independent registered accountants to audit our financial statements for the fiscal year ending December 31, 2016, and has further directed that management submit the selection of independent registered accountants for ratification by our stockholders at the annual meeting. Stockholder ratification of the selection of Whitley Penn is not required by our bylaws or otherwise. However, we are submitting the selection of Whitley Penn to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Whitley Penn. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it is determined that such a change would be in the best interests of DGSE and our stockholders.

Representatives of the firm of Whitley Penn are expected to be present at our annual meeting and will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

In accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the Audit Committee’s charter, all audit and audit-related work and all non-audit work performed by our independent accountants, Whitley Penn, is approved in advance by the Audit Committee, including the proposed fees for such work. The Audit Committee is informed of each service actually rendered.

The following table presents fees for the audits of our annual Consolidated Financial Statements for Fiscal 2015 and Fiscal 2014.

Type of Fees	2015	2014

Audit Fees	$229,257	$265,459
Tax Fees	31,450	31,365
Total	$260,707	$296,824

The amounts for audit fees include generally the fees charged for: (i) the audit of our annual consolidated financial statements included in the Company’s Form 10-K; and, (ii) the reviews of our quarterly consolidated financial statements included in the Company’s Forms 10-Q. The tax fees were primarily for tax return preparation and tax-related services, including the preparation of all applicable state tax returns.

All audit services were pre-approved by the Audit Committee, which concluded that the provision of such services by Whitley Penn LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee’s pre-approval policy: (i) identifies the guiding principles that must be considered by the audit committee in approving services to ensure that Whitley Penn LLP’s independence is not impaired; (b) describes the audit, and tax services that may be provided; and (c) sets forth pre-approval requirements for all permitted services. Under the policy, all services to be provided by Whitley Penn LLP must be pre-approved by the Audit Committee.

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We originally engaged the firm of Whitley Penn in May 2012, as our principal independent accountant to audit our financial statements. The members of our Board of Directors unanimously approved the engagement of Whitley Penn. Prior to the engagement of Whitley Penn, neither we nor any person on our behalf consulted Whitley Penn regarding either: (i) the application of accounting principles to a specified completed or proposed transaction or the type of audit opinion that might be rendered on our financial statements; or, (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K, promulgated under the Securities Act and the related instructions to such Item) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K, promulgated under the Securities Act).

Vote Required

The affirmative vote of a majority of the votes cast at the Annual Meeting, assuming a quorum is present, is required for the ratification of our independent registered accountants.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF Whitley Penn AS INDEPENDENT AUDITORS OF DGSE FOR THE FISCAL YEAR ENDING December 31, 2016.

63

PROPOSAL SEVEN:

ADJOURNMENT OF THE ANNUAL MEETING TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF PROPOSALS ONE THROUGH SIX

At the Annual Meeting, we may ask stockholders to vote to adjourn the Special Meeting to solicit additional proxies in favor of the approval of Proposals One through Six if we have not obtained sufficient votes to approve any such proposal. Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast on the matter, assuming a quorum is present at the meeting. As this vote is a non-routine matter under applicable rules, your bank, broker or other nominee cannot vote without instructions from you.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO ADJOURN THE ANNUAL MEETING TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF PROPOSALS ONE THROUGH SIX.

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SECTION 16(a) BENEFICIAL OWNERSHIP

REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and officers and persons who beneficially own more than ten percent of our common stock to file with the SEC reports of beneficial ownership on Forms 3 and changes in beneficial ownership of our common stock and other equity securities on Forms 4 or Forms 5. SEC regulations require all officers, directors and greater than 10% stockholders to furnish us with copies of all Section 16(a) forms they file.

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us during, and Forms 5 and amendments thereto furnished to us with respect to, Fiscal 2015, and any written representations from reporting persons that no Form 5 is required, the following table sets forth information regarding each person who, at any time during Fiscal 2015, was a director, officer or beneficial owner of more than 10% of our common stock who failed to file on a timely basis, as disclosed in the above forms, reports required by Section 16(a) of the Exchange Act during Fiscal 2015:

Name	Number of Late Reports	Number of Transactions Not Reported On a Timely Basis	Known Failures to File a Required Form
James D. Clem	1	0	0
C. Brett Burford	1	0	0
Matthew M. Peakes	1	0	0
J. Marcus Scrudder	1	0	0
Douglas J. Lattner	1	0	0

STOCKHOLDER COMMUNICATIONS AND PROPOSALS

We have adopted a formal process by which stockholders may communicate with our Board of Directors. Our Board recommends that stockholders initiate any communications with the Board in writing and send them in care of the investor relations department by mail to our principal offices at 15850 Dallas Parkway, Suite 140, Dallas, Texas 75248. This centralized process will assist the Board in reviewing and responding to stockholder communications in an appropriate manner. The name of any specific intended Board recipient should be noted in the communication. The Board of Directors has instructed the investor relations department to forward such correspondence only to the intended recipients; however, the Board has also instructed the investor relations department, prior to forwarding any correspondence, to review such correspondence and, in its discretion, not to forward certain items if they are deemed of a personal, illegal, commercial, offensive or frivolous nature or otherwise inappropriate for the Board’s consideration. In such cases, that correspondence will be forwarded to our corporate secretary for review and possible response. This information is also contained on our website at www.DGSECompanies.com.

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Stockholder proposals made in compliance with Rule 14(a)-8 of the Exchange Act to be presented at our Annual Meeting of Stockholders to be held in 2017, for inclusion in our proxy statement and form of proxy relating to that meeting, must be received on or before [•], 2017, unless the Annual Meeting has been changed by more than thirty days from the date of the 2016 Annual Meeting, in which case stockholder proposals must be received by a reasonable time before the Company begins to print and send its proxy materials. Stockholder proposals made outside the process described in Rule 14(a)-8 of the Exchange Act must be received by [•], 2017. Such stockholder proposals must comply with our bylaws and the requirements of Regulation 14A of the Exchange Act.

Rule 14a-4 of the Exchange Act governs our use of discretionary proxy voting authority with respect to a stockholder proposal that is not addressed in the proxy statement. With respect to our 2017 Annual Meeting of Stockholders, if we are not provided notice of a stockholder proposal by [•], 2017, we will be permitted to use our discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

PERSONS MAKING THE SOLICITATION

The enclosed proxy is solicited on behalf of our Board of Directors. We will pay the cost of soliciting proxies in the accompanying form. Our officers may solicit proxies by mail, telephone, telegraph or fax. Upon request, we will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of our shares of Common Stock.

OTHER MATTERS

The Board of Directors is not aware of any matter to be presented for action at the meeting other than the matters set forth herein. Should any other matter requiring a vote of stockholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies’ discretionary authority to vote the same in accordance with their best judgment in the interest of DGSE.

FINANCIAL STATEMENTS

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, including financial statements, accompanies this proxy statement. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made. A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, filed with the SEC, is available (excluding exhibits) without cost to stockholders upon written request made to Investor Relations, DGSE Companies, Inc., 15850 Dallas Parkway, Suite 140, Dallas, Texas 75248 or online at our website http://dgsecompanies.com/contact.

By Order of the Board of Directors,

/s/ Nicholas A. Rios
Nicholas A. Rios
Secretary

[•], 2016

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APPENDIX A

[RGL ADVISORS, LLC LETTERHEAD]

June 16, 2016

Special Committee of the Board of Directors

DGSE Companies, Inc.

15850 Dallas Parkway

Dallas, TX 75248

Members of the Special Committee:

We understand that DGSE Companies, Inc., a Nevada corporation (the “Company”), proposes to enter into a stock purchase agreement with Elemetal, LLC, a Delaware limited liability company (“Elemetal”), and NTR Metals, LLC, a Texas limited liability company (“NTR”) (the “Stock Purchase Agreement”). Pursuant to the Stock Purchase Agreement, among other things, the Company will issue shares of its common stock, par value $0.01 per share (“Common Stock”), to each of Elemetal and NTR at a per share purchase price of $0.41, in satisfaction of indebtedness owing by the Company to each of Elemetal and NTR. Elemetal is exchanging $3,500,000 of indebtedness, and NTR is exchanging the amount of indebtedness owing by the Company at the closing of the Transaction (as defined below) under that certain loan agreement between the Company and NTR dated July 19, 2012 and an associated $7,500,000 revolving credit note executed in favor of NTR. In addition, the Company will grant to Elemetal a two-year warrant to purchase 1,000,000 shares of Common Stock at a per share exercise price of $0.65. Drafts of the Stock Purchase Agreement and Warrant, together with the draft of a Registration Rights Agreement, were made available to us on June 13, 2016 (collectively referred to as the “Agreement”), which set forth the terms of the foregoing transaction (the “Transaction”). The terms used and not defined herein shall have the meanings ascribed thereto in the Agreement.

RGL Advisors was retained as the financial advisor to the Special Committee of the Company’s Board of Directors (the “Special Committee”). You have requested our opinion as to the fairness, from a financial point of view, as of the date hereof, to the common stockholders of the Company (other than the investors in the Transaction) of the financial terms of the Transaction.

In the course of performing our review and analysis for rendering this opinion, we have, among other things: (i) reviewed the draft Agreement dated June 13, 2016; (ii) reviewed and analyzed certain audited and unaudited financial and other data, (iii) conducted discussions with members of the senior management of the Company with respect to the business, operations, prospects and financial condition and outlook of the Company; (iv) visited certain facilities and the business offices of the Company; (v) compared certain financial information for the Company with similar information for certain other companies, the securities of which are publicly traded; (vi) reviewed the financial terms, to the extent publicly available, of selected precedent transactions, and (viii) conducted such other financial studies, analyses and investigations and considered such other information as we deemed appropriate.

A-1

In rendering our opinion, we have relied upon and assumed, without independent verification, the accuracy and completeness of all data, material and other information furnished or otherwise made available to us, discussed with us or reviewed by us, or that was publicly available, and we do not assume any responsibility for or with respect to such data, material, or other information. We have not been requested to, and have not performed an independent evaluation, physical inspection or appraisal of any of the assets or liabilities (contingent or otherwise) of the Company, and we have not been furnished with any such valuations or appraisals. We have undertaken no independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which the Company is or may be a party or is or may be subject, or of any governmental investigation of any possible unasserted claims or other contingent liabilities to which the Company is or may be a party or is or may be subject. In relying on the financial analyses and forecasts provided to us, we have assumed that they have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company as to the future financial performance of the Company, and we assume no responsibility for and express no view as to such analyses and forecasts or the assumptions on which they are based. We have further relied on the assurances of management of the Company that they are unaware of any facts that would make such business prospects and financial outlook incomplete or misleading.

We have also assumed that the Agreement will conform in all material respects to the latest available drafts reviewed by us; that the Transaction will be consummated in a timely manner and in accordance with the terms set forth in the Agreement without waiver, modification, or amendment of any material term, condition or agreement; and that all governmental, regulatory, and other consents and approvals necessary for the consummation of the Transaction will be obtained without any material adverse effect on the Company or on the contemplated benefits of the Transaction.

We have relied upon and assumed, without independent verification, that there has been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of the Company since the dates of the most recent financial statements and other information, financial or otherwise, provided to us, in each case that would be material to our analysis for this opinion.

Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and information available to us as of, the date hereof. We have not undertaken to update, reaffirm, revise or withdraw this opinion or otherwise comment upon any events occurring or coming to our attention after the date hereof and do not have any obligation to update, revise or reaffirm this opinion.

Our opinion addresses solely the fairness of the financial terms of the Transaction and does not address any other terms or agreement relating to the Transaction or any other matters pertaining to the Company. We were not authorized, and did not, (i) solicit other potential parties with respect to the Transaction or any alternatives to the Transaction or any related transaction with the Company; (ii) negotiate the terms of the Transaction or any related transaction; or (iii) advise the Special Committee or any other party or entity with respect to alternatives to the Transaction or any related transaction.

A-2

We are acting as financial advisor to the Special Committee in connection with the Transaction and will receive a fee from the Company for our services. A portion of our fee was paid at the commencement of our engagement, and the remainder was payable shortly following the time that we notified the Special Committee that we were in a position to render this opinion. No portion of our fee is contingent upon consummation of the Transaction. In addition, the Company has agreed to reimburse our expenses and indemnify us for certain liabilities that may arise out of our engagement. During the last two years, RGL Advisors, LLC has not provided investment banking or any other services to the Company, Elemetal or NTR for which it received compensation.

This opinion is furnished to the Special Committee in connection with its consideration of the Transaction. This opinion should not be construed as creating any fiduciary duty on our part to any party. This opinion is not intended to be, and does not constitute, a recommendation to the Special Committee, the Company’s Board of Directors, any security holder or any other person or entity as to how to act or vote with respect to any matter relating to the Transaction. This opinion is not to be used, circulated, quoted or otherwise referred to (either in its entirety or through excerpts or summaries) for any other purposes, unless you have received our prior written approval.

This opinion does not constitute legal, regulatory, accounting, insurance, tax or other similar professional advice, and does not address or express an opinion regarding: (i) the underlying business decision of the Special Committee, the Company’s Board of Directors or the Company’s security holders to proceed with or effect the Transaction; (ii) the fairness of any portion or aspect of the Transaction not expressly addressed in this opinion; (iii) the fairness of any portion or aspect of the Transaction to the creditors or other constituencies of the Company other than those set forth in the opinion; (iv) the relative merits of the Transaction as compared to any alternative business strategies that might exist for the Company or the effect of any other transaction in which the Company might engage; (v) the tax or legal consequences of the Transaction to either the Company or its security holders; (vi) how any security holder should act or vote, as the case may be, with respect to the Transaction; (vii) the solvency, creditworthiness or fair value of the Company or any other participant in the Transaction under any applicable laws relating to bankruptcy, insolvency or similar matters; or (viii) the fairness of the amount or nature of the compensation to any of the Company’s officers, directors, or employees relative to the compensation to the other security holders of the Company. This opinion has been approved by the Valuation and Opinions Committee of RGL, Inc., the parent company of RGL Advisors, LLC.

A-3

Based on our experience as investment bankers and valuation experts, and subject to the foregoing, including the various assumptions and limitations set forth herein, it is our opinion that, as of the date hereof, the financial terms of the Transaction pursuant to the Agreement are fair, from a financial point of view, to the common stockholders of the Company (other than the investors in the Transaction).

RGL Advisors, LLC

A-4

APPENDIX  B

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this “Agreement”) is entered into as of the 20th day of June, 2016, by and between DGSE Companies, Inc., a corporation organized and existing under the laws of the State of Nevada (the “Company”), Elemetal, LLC, a limited liability company organized and existing under the laws of the State of Delaware (“Elemetal”), and NTR Metals, LLC, a limited liability company organized and existing under the laws of the State of Texas (“NTR”, and together with Elemetal, the “Purchasers”).

WHEREAS, the Company desires to sell to the Purchasers, and the Purchasers desire to purchase from the Company, shares of the Company’s common stock, par value $.01 per share (the “Common Stock”), on the terms and subject to the conditions set forth in this Agreement; and

WHEREAS, the Company desires to issue to Elemetal, and Elemetal desires to receive from the Company, a warrant to purchase additional shares of Common Stock, on the terms and subject to the conditions set forth in this Agreement and the Warrant (as defined herein).

NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows:

Article 1

Purchase and Sale

1.1          Purchase and Sale Transaction.

(a)          Subject to the terms and conditions of this Agreement, the Company hereby agrees to issue and sell to Elemetal, and Elemetal hereby agrees to purchase from the Company: (i) an aggregate of 8,536,585 shares of Common Stock (the “Elemetal Shares”) at a purchase price of U.S.$0.41 per share, which Elemetal Shares shall be sold and issued to, and purchased by, Elemetal at the Closing; and (ii) a warrant (the “Warrant”), substantially in the form attached hereto as Exhibit A, to purchase an additional 1,000,000 shares of Common Stock (the “Warrant Shares”) at an exercise price of U.S. $0.65 per Warrant Share. The purchase price for the Elemetal Shares and the Warrant shall be payable by the cancellation and forgiveness of $3,500,000 of the total debt owed by the Company to Elemetal (the “Elemetal Indebtedness”) as a result of bullion-related transactions (the “Elemetal Consideration”).

(b)          Subject to the terms and conditions of this Agreement, the Company hereby agrees to issue and sell to NTR, and NTR hereby agrees to purchase from the Company such number of whole shares of Common Stock (the “NTR Shares”) equal to the NTR Indebtedness (as defined below) divided by the purchase price of U.S. $0.41 per share, which NTR Shares shall be sold and issued to, and purchased by, NTR at the Closing. The purchase price for the NTR Shares shall be payable by the cancellation and forgiveness of the debt owed by the Company to NTR as of the Closing (the “NTR Indebtedness”) as a result of that certain Loan Agreement between the Company and NTR dated July 19, 2012 and an associated $7,500,000 Revolving Credit Note of the same date executed by the Company in favor of NTR (the “NTR Consideration”, and together with the Elemetal Consideration, the “Aggregate Consideration”). No fractional shares shall be issued.

B-1

(c)         The parties hereto agree that (i) upon the issuance and delivery by the Company of the Elemetal Shares and the Warrant, the Elemetal Indebtedness shall be fully satisfied, and (ii) upon the issuance and delivery by the Company of the NTR Shares, the NTR Indebtedness shall be fully satisfied.

(d)         The purchase and sale transactions contemplated in Section 1.1(a) and Section 1.1(b), the satisfaction of the Elemetal Indebtedness and the NTR Indebtedness contemplated in Section 1.1(c), together with all other transactions contemplated by this Agreement, are sometimes hereinafter referred to, collectively, as the “Transactions.” The Elemetal Shares and the NTR Shares are sometimes hereinafter referred to, collectively, as the “Securities” and, individually, as a “Security.”

1.2           Closing.

(a)          The consummation of the sale and issuance to, and purchase by, the Purchasers of the Securities and of the delivery to Elemetal of the Warrant (the “Closing”) shall take place at such time as shall be fixed by mutual agreement of the Company and the Purchasers as promptly as practicable after the satisfaction or waiver of all of the conditions precedent set forth under Article 5. At the Closing, (i) Elemetal shall deliver to the Company evidence of the Elemetal Consideration in form and substance acceptable to the Company, (ii) the Company shall deliver to Elemetal (A) a stock certificate (or evidence of book-entry issuance) representing the Elemetal Shares and (B) the Warrant, (iii) NTR shall deliver to the Company evidence of the NTR Consideration in form and substance acceptable to the Company and (iv) the Company shall deliver to NTR a stock certificate (or evidence of book-entry issuance) representing the NTR Shares.

(b)          The Closing shall be held at the offices of the Company, at 15850 Dallas Parkway, Suite 140, Dallas, Texas, 75248.

Article 2

Representations and Warranties of the Company

The Company represents and warrants to the Purchasers as follows:

2.1          Organization; Good Standing; Qualification and Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, has all requisite power and authority to own, lease and operate its assets and to carry on its business as presently being conducted, and is qualified to do business and is in good standing in every jurisdiction in which the failure so to qualify or be in good standing could reasonably be expected to have a Material Adverse Effect (as defined below) on the Company

B-2

2.2           Authorization. The Company has all requisite power and authority to execute and deliver this Agreement, the Securities, the Warrant and the Warrant Shares and any and all instruments necessary or appropriate in order to effectuate fully the terms thereof and all related transactions and to perform its obligations thereunder. The execution and delivery by the Company of this Agreement have been duly authorized by all requisite corporate action of the Company. Except for the Required Shareholder Approval and the authorizations, consents, waivers and approvals to be obtained at or prior to the Closing, the performance by the Company of its obligations hereunder and the issuance, sale and delivery of the Securities, the Warrant and the Warrant Shares have been duly authorized by all requisite corporate action of the Company.

2.3           No Conflict. Neither the execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder nor the issuance, sale and delivery of the Securities and the Warrant will result in any violation of, be in conflict with, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel or constitute a default under or result in the imposition of any lien under, with or without the passage of time or the giving of notice: (a) any provision of the Company’s Articles of Incorporation, as amended, restated or modified (the “Articles of Incorporation”) or Bylaws, as amended, restated or modified (the “Bylaws”); (b) any provision of any judgment, decree or order to which the Company is a party or by which it is bound; (c) any material contract or agreement to which the Company is a party or by which it is bound; or (d) assuming receipt of the Required Shareholder Approval (as defined herein), any statute, rule or governmental regulation applicable to the Company or its assets; except, in the case of each of the foregoing, where such violation, conflict, termination, lien, cancellation, modification or default would not have a Material Adverse Effect (as hereinafter defined) and except, in the case of each of the foregoing, provisions, contracts, agreements, statutes, rules or governmental regulations as to which authorizations, consents, amendments, waivers and approvals will have been obtained or effected at or prior to the Closing. Other than state blue sky securities filings, the filing of a Form D with the Securities and Exchange Commission (the “SEC”), any securities filings with foreign governments or agencies or any consents that have been obtained, the Company has not been or is not required to give any notice to, make any filing with, or obtain any authorization, consent or approval of any governmental entity for the execution and delivery of this Agreement, the Securities or the Warrant. As used herein, the term “Material Adverse Effect” shall mean any effect, change, event, state of fact, development, circumstance or condition (including changes in laws, rules or regulations applicable to the Company and its business) which, when considered individually or in the aggregate with all other effects, changes, events, state of facts, developments, circumstances and conditions, has materially and adversely affected, or could reasonably be expected to materially and adversely affect, the results of operations, financial condition, assets, liabilities, or business of the Company and its subsidiaries taken as a whole; provided, however, that a “Material Adverse Effect” shall not be deemed to include (i) any changes resulting from general economic or political conditions, (ii) circumstances that affect the precious metals industry and/or the retail jewelry industry generally or (iii) force majeure events, acts of terrorism or acts of war.

B-3

2.4           Valid Issuance of Securities and the Warrant Shares.

(a)          When issued, sold and delivered in accordance with this Agreement to the Purchasers upon the Purchasers’ delivery of the Aggregate Consideration to the Company therefor as provided hereby, the Securities and the Warrant will have been duly authorized, validly issued, fully paid and nonassessable with no personal liability attaching to the ownership thereof and will be free and clear of all liens, charges and encumbrances of any nature whatsoever except for restrictions on transfer under this Agreement and under applicable federal and state securities laws.

(b)          Upon the Purchasers’ delivery of the exercise price for the Warrant Shares (as set forth in the Warrant), the Warrant Shares will have been duly authorized and will be validly issued, and the Warrant Shares will be fully paid and nonassessable with no personal liability attaching to the ownership thereof and will be free and clear of all liens, charges and encumbrances of any nature whatsoever except for restrictions on transfer under this Agreement and under applicable federal and state securities laws

2.5           Validity. This Agreement has been duly executed and delivered by the Company.

2.6           Compliance with Laws; Organizational Documents. The Company (a) has complied in all material respects with, and is in material compliance with, all laws applicable to it and its business, and (b) has all permits necessary for the conduct of its business as presently conducted, other than such permits that, if not obtained, could not reasonably be expected to have a Material Adverse Effect on the Company. Such permits are in full force and effect, the Company has not received notice of any material violations with respect to any thereof, and no material proceeding is pending or threatened to revoke or limit any thereof.

2.7           Capitalization of the Company.

(a) Immediately prior to the Closing, (i) the authorized capital stock of the Company consisted of the classes and amounts set forth on Schedule A hereto, and (ii) the issued and outstanding capital stock of the Company (separated by class and series) was as set forth on Schedule B hereto.

(b) Except as set forth in the Company’s filings with the SEC or as set forth on Schedule C hereto, there are no (i) outstanding warrants, options, rights, agreements, convertible securities or other commitments or instruments pursuant to which the Company is or may become obligated to issue or sell any shares of its capital stock or other securities or (ii) preemptive or similar rights to purchase or otherwise acquire shares of the capital stock or other securities of the Company pursuant to any provision of law, the Company’s Articles of Incorporation or Bylaws or any contract to which the Company, or to the Company’s Knowledge, any stockholder (other than Purchasers or their Affiliates) thereof, is a party. As used herein, the Company’s “Knowledge” means the actual knowledge of Matthew Peakes or Nabil Lopez.

2.8           Intellectual Property. There is no pending or, to the Company’s Knowledge, threatened claim or litigation against the Company asserting that the Company infringes upon or otherwise violates any intellectual property right of any person. No Proceedings in which the Company alleges that any person is infringing upon, or otherwise violating, any intellectual property right owned by the Company are pending, and none have been served by, instituted or asserted by the Company, nor, to the Company’s Knowledge, are any proceedings threatened alleging any such violation or infringement.

B-4

2.9           Material Agreements. (a) There is no material breach or default by the Company or, to the Company’s Knowledge, any other party under any contract to which the Company or any of its subsidiaries is a party that is material to the Company’s business, operations, assets, financial condition or operating results (each, a “Material Agreement”) and (b) each Material Agreement is in full force and effect, constitutes the valid and binding obligation of the Company, and, to its Knowledge, the respective other parties thereto (assuming due execution by the parties other than the Company or its subsidiaries, as applicable), and is enforceable in accordance with its terms, except as enforceability thereof may be limited by applicable bankruptcy, reorganization, insolvency or other laws affecting creditors’ rights generally or by general principles of equity.

2.10         Brokers and Finders. On behalf of the Company, there is no agent, broker, investment banker, consultant, Person or firm that has acted on behalf, or under the authority of, the Company or, to the Company’s Knowledge, any of its stockholders (other than Purchasers or their Affiliates), or will be entitled to any fee or commission directly or indirectly from the Company or, to the Company’s Knowledge, any of its stockholders (other than Purchasers or their Affiliates), in connection with the Transactions.

2.11         Financial Statements. The Company has filed with the SEC its audited balance sheet as of December 31, 2015 (the “Statement Date”), and the audited statements of income and cash flows for the year ending on the Statement Date (together, the “Audited Financial Statements”), and its unaudited balance sheet as of March 31, 2016, and the unaudited statements of income and cash flows for the quarter ended March 31, 2016 (together, the “Unaudited Financial Statements”). The Audited Financial Statements and the Unaudited Financial Statements, together with the notes thereto, have been prepared in accordance with generally accepted accounting principles in the United States, consistently applied throughout the periods indicated, subject in the case of the Unaudited Financial Statements, to normal year-end adjustments, and present fairly in all material respects the financial condition and position and results of operation of the Company as of the Statement Date or March 31, 2016, as applicable, and for the periods indicated.

2.12         No Consent or Approval Required. Other than the Required Shareholder Approval, no consent, approval or authorization of, or declaration to or filing with, any person is required by the Company for the valid authorization, execution and delivery by the Company of this Agreement, the Securities or the Warrant or for the consummation of the Transactions, other than (a) those consents, approvals, authorizations, declarations or filings that have been obtained or made, as the case may be, and (b) filings pursuant to federal or state securities and any other applicable laws (all of which filings have been made by the Company, other than those which are required to be made after the Closing, and which will be duly made in accordance with time periods under applicable laws) in connection with the sale of the Securities and the Warrants.

B-5

2.13       Changes. Except as set forth in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016 or in Current Reports on Form 8-K filed since March 31, 2016, or as set forth on Schedule D hereto, since March 31, 2016, there has not been:

(a)          Any change in or effect on the assets, liabilities, financial condition, prospects or operations of the Company from that reflected in the Unaudited Financial Statements, other than changes in the ordinary course of business, none of which individually or in the aggregate has had or could reasonably be expected to have a Material Adverse Effect on the Company;

(b)          Any waiver by the Company of a material right of the Company or a material debt owed to the Company;

(c)          Any sale, assignment, license or transfer of ownership of any intellectual property rights, other than in the ordinary course of business;

(d)          Any change in any Material Agreement that has had or could reasonably be expected to have a Material Adverse Effect on the Company; or

(e)           Any other event or condition of any character that, either individually or cumulatively, has had or could reasonably be expected to have a Material Adverse Effect on the Company.

2.14         Absence of Undisclosed Liabilities. The Company has no material Liabilities, except (a) to the extent reflected or reserved against on the balance sheet disclosed in the Unaudited Financial Statements and (b) liabilities arising in the ordinary course of business consistent with past practice since March 31, 2016. There are no material loss contingencies (as such term is used in Statement of Financial Accounting Standards No. 5, or any successor thereto, issued by the Financial Accounting Standards Board) of or affecting the Company that are required to be disclosed or for which adequate provision was required to be made on the balance sheet included in the Unaudited Financial Statements that have not been disclosed or for which adequate provision has not been made on the balance sheet included in the Unaudited Financial Statements or in the notes thereto.

2.15         Insurance. The Company maintains adequate insurance covering the risks of the Company, if any, of such types and in such amounts and with such deductibles as are customary for other companies of a similar size engaged in similar lines of business. All insurance held by the Company is in full force and effect and is issued by insurers of recognized responsibility.

2.16         Title to Assets, Properties and Rights. The Company has good and marketable title (or a valid leasehold interest or license) to all of the assets (whether real, personal or mixed) reflected as being owned (or leased or licensed) by the Company on the balance sheet included in the Unaudited Financial Statements (except for those assets subsequently disposed of in the ordinary course of business), free and clear of all liens, except for (a) liens for current taxes, assessments and other governmental charges not yet due and payable and for which adequate reserves have been established on the books of the Company; (b) easements, covenants, conditions and restrictions (whether or not of record) as to which no material violation or encroachment exists or, if such violation or encroachment exists, as to which the cure of such violation or encroachment would not materially interfere with the conduct of the Company’s business as presently conducted; (c) any zoning or other governmentally established restrictions or encumbrances; (d) worker’s or unemployment compensation liens arising in the ordinary course of business; (e) mechanic’s, materialman’s, supplier’s, vendor’s or similar liens arising in the ordinary course of business securing amounts that are not delinquent; (f) those liens that do not, individually or cumulatively, have or could reasonably be expected to have a Material Adverse Effect on the Company; and (g) liens set forth on Schedule E hereto.

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2.17         Taxes. The Company has timely filed all material tax returns that are required to be filed, and has paid all Taxes as shown on such returns and on all assessments received by it to the extent that such taxes have become due, except to the extent the Company is contesting any such assessment in good faith. All such returns were true and correct in all material respects. Except as described in the Company’s filings with the SEC, the Company has not received notice of any material tax deficiency proposed or assessed against it, and has not executed any waiver of any statute of limitations on the assessment or collection of any tax that has not yet expired. Except as described in the Company’s filings with the SEC, none of the Company’s tax returns is currently being audited by governmental authorities, and no taxing authority has notified the Company, orally or in writing, that such taxing authority will or may audit any such return.

2.18         Litigation and Other Proceedings. There are no proceedings pending or, to the Company’s Knowledge, threatened against the Company, whether at law or in equity, whether civil or criminal in nature, that could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on the Company.

2.19         Proxy Statements. The Proxy Statements (as defined below) will not, on the dates first mailed to stockholders and at the time of the Company Stockholder Meeting (as defined below), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading; provided, that no representation is made as to information in the Proxy Statements that is provided or supplied by Purchasers or their Affiliates or representatives. The Proxy Statements will comply as to form in all material respects with the applicable provisions of the Securities Act of 1933 (the “Securities Act”) and the Securities Exchange Act of 1934.

2.20         Board Recommendation; Required Vote. The Board of Directors of the Company, at a meeting duly called and held, by unanimous vote of all of the members of the Board of Directors of the Company has (i) in all respects approved the Transactions and the Amendment (as defined below); (ii) resolved to recommend that the stockholders of the Company approve the Transactions and the Amendment; and (iii) directed that the approval of the Transactions and Amendment be submitted to stockholders of the Company for consideration in accordance with this Agreement, which resolutions as of the date of this Agreement, have not been subsequently rescinded, modified or withdrawn in any way (collectively, the “Board Recommendation”). The Required Shareholder Approval is the only vote of the holders of capital stock of the Company necessary to approve the Transactions and the Amendment.

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Article 3

Representations and Warranties of the Purchasers

The Purchasers severally and not jointly represent and warrant to the Company as follows:

3.1           Authorization. The execution and delivery by each Purchaser of this Agreement and the performance by each Purchaser of its obligations hereunder have been duly authorized by all requisite limited liability company action of each Purchaser.

3.2           No Conflict. Neither the execution and delivery by either Purchaser of this Agreement nor the performance by either Purchaser of its obligations hereunder will result in any violation of, be in conflict with, or constitute a default under, with or without the passage of time or the giving of notice: (a) any provision of either Purchaser’s governing documents; (b) any provision of any judgment, decree or order to which either Purchaser is a party or by which it is bound; (c) any material contract or agreement to which either Purchaser is a party or by which it is bound; or (d) any statute, rule or governmental regulation applicable to either Purchaser; except, in the case of each of the foregoing, provisions, contracts, agreements, statutes, rules or governmental regulations as to which authorizations, consents, amendments, waivers and approvals will have been obtained or effected at or prior to the Closing.

3.3           Validity. This Agreement has been duly executed and delivered by each Purchaser and, assuming due and valid authorization, execution and delivery hereof by the Company, constitutes the legal, valid and binding obligation of each Purchaser, enforceable against each Purchaser in accordance with its terms except: (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally; and (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

3.4           Investment Representations.

(a)           Each Purchaser: (i) is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act, and was not organized for the specific purpose of acquiring the Securities, the Warrant or the Warrant Shares; or (ii) is not a “U.S. Person” within the meaning of Rule 902 of Regulation S promulgated under the Securities Act.

(b)           Each Purchaser has sufficient investment knowledge and experience so as to be able to evaluate the risks and merits of its investment in the Company, and each Purchaser is able financially to bear the risks of its investment.

(c)           It is the present intention that the Securities being purchased by each Purchaser are being acquired (and, to the extent the Warrant is exercised, the Warrant Shares will be acquired) for such Purchaser’s own account for the purpose of investment and not with a present view to or for sale in connection with any distribution thereof.

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(d)          Each Purchaser understands that: (i) none of the Securities, the Warrant or the Warrant Shares have been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2) thereof or Rule 506 or 903 promulgated under the Securities Act; (ii) the Securities must be held indefinitely (or, in the case of the Warrant, until the exercise in full or expiration or termination thereof) unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration; (iii) the Warrant and each stock certificate representing the Elemetal Shares, the NTR Shares, and, to the extent the Warrant is exercised, any stock certificate representing the Warrant Shares acquired upon such exercise will bear a legend, among others, to the effect of clauses (i) and (ii) above; and (iv) the Company will make a notation on its transfer books to the effect of clauses (i) and (ii) above.

(e)          Each Purchaser acknowledges that the Company has made available to such Purchaser all documents and information that such Purchaser has requested relating to the Company, the Securities, the Warrant Shares, this Agreement and the Transactions.

3.5           Legends. Each Purchaser understands that the representatives of the Company will make notations in the appropriate records of the Company of the restrictions on the transferability of the Securities and the Warrant Shares and may stamp or affix to any document or instrument representing the Securities or Warrant Shares an appropriate legend stating, in effect, that the resale of the Securities or Warrant Shares has not been registered under the Securities Act and that transfers thereof must be made in accordance with an available exemption from registration under the Securities Act or in a transaction registered under the Securities Act.

3.6           Litigation. There are no actions, suits or proceedings of any nature pending or, to the knowledge of either Purchaser, threatened against or by either Purchaser, any Affiliate of either Purchaser, any of its properties or any of their managers, officers or directors (in their capacities as such) that challenge or seek to prevent, enjoin or otherwise delay the Transactions. To the knowledge of each Purchaser, no event has occurred or circumstances exist that may give rise to or serve as a basis for any such action, suit or proceeding. As used herein, “Affiliate” means, as to either Purchaser, any other person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with such Purchaser, whether by contract, voting power, or otherwise. The word “control” means the right to direct, whether by means of the holding of shares or the possession of voting power, via contract or otherwise, the affairs of such person, firm, or company. Without limiting the foregoing, a person is deemed to be an Affiliate of either Purchaser if such Purchaser owns, directly or indirectly, 50% or of the voting securities of the specified person.

3.7           Disclosure of Certain Information. Each Purchaser understands and acknowledges that the Company may be required to disclose to the SEC this Agreement and information relating to this Agreement, and hereby agrees that the Company, in its discretion, may disclose this Agreement and such information to the SEC at such time and in such manner as the Company deems reasonable or necessary.

3.8           Brokers and Finders. On behalf of either Purchaser or its Affiliates (other than the Company and its subsidiaries), there is no agent, broker, investment banker, consultant, Person or firm that has acted on behalf, or under the authority of, either Purchaser or its Affiliates or, to such Purchaser’s knowledge, any of its stockholders, or will be entitled to any fee or commission directly or indirectly from either Purchaser or its Affiliates or, to such Purchaser’s knowledge, any of its stockholders in connection with the Transactions.

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3.9           No Rights as Stockholder. Each Purchaser acknowledges that, except as otherwise provided herein, its purchase obligations under this Agreement will not entitle such Purchaser to any of the rights, including, without limitation, voting rights, information rights and rights to receive dividends or distributions, of a stockholder of the Company until the Closing.

Article 4

Covenants and Agreements

4.1           Cooperation; Commercially Reasonable Efforts. The Company and the Purchasers shall cooperate with each other and use their respective commercially reasonable efforts to take or cause to be taken all actions, and do or cause to be done all things, necessary, proper or advisable under this Agreement and applicable laws, rules and regulations to consummate and make effective the Transactions and the Amendment as soon as practicable, including preparing and filing as promptly as practicable all documentation to effect all necessary applications, notices, proxy statements, filings and other documents and to obtain as promptly as practicable all approvals of the Company’s stockholders described in Section 5.1(a) and Section 5.1(b) and all approvals, permits, consents and authorizations necessary or advisable to be obtained from the any third party and/or any governmental entity in order to consummate the Transactions and to effect the Amendment.

4.2           Proxy Statement; Company Stockholder Meeting.

(a)          As promptly as practicable after the date of this Agreement, the Company shall prepare and file with the SEC a Notice of Meeting and Preliminary Proxy Statement relating to a meeting of the Company’s stockholders (the “Company Stockholder Meeting”) to be held for the purpose of voting on the Transactions and other matters as may be deemed necessary or advisable by the Company, including, without limitation, an amendment of the Company’s Articles of Incorporation to increase the number of authorized shares of Common Stock (the “Amendment”). As promptly as practicable after filing such Notice of Meeting and Preliminary Proxy Statement, but in any event subject to the rules and regulations of the SEC, the Company shall prepare and file with the SEC, and mail to its stockholders of record as of the close of business on the record date established by the Company for the Company Stockholder Meeting (the “Record Stockholders”), a Notice of Meeting and Definitive Proxy Statement relating to the Company Stockholder Meeting. The Notice of Meeting and Preliminary Proxy Statement and Notice of Meeting and Definitive Proxy Statement are sometimes hereinafter referred to as the “Proxy Statements.” A reasonable time prior to the mailing thereof, the Purchasers shall have the opportunity to review the Proxy Statements and the Company shall review and consider all reasonable revisions proposed by the Purchasers to the extent reasonably satisfactory to the Purchasers.

(b)          The Purchasers shall furnish all information concerning the Purchasers as the Company may reasonably request in connection with the preparation of the Proxy Statements, including, without limitation, any information in response to comments received from the SEC, if applicable.

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(c)          The Company Stockholder Meeting shall be called for a date which, after taking into consideration the provisions of the Articles of Incorporation and Bylaws, the Nevada Corporations Code, the rules and regulations of the SEC and the NYSE MKT and the recommendations of any proxy solicitor engaged by the Company with respect to the Company Stockholder Meeting and the Transactions, is as prompt as practicable after the Notice of Meeting and Definitive Proxy Statement is filed with the SEC and mailed to the Record Stockholders.

(d)          The Company shall use its commercially reasonable efforts to secure all required authorizations, consents, waivers, amendments and approvals with respect to the Transactions and the Amendment, including, without limitation, the stockholder approvals described in Section 5.1(a) and contemplated by the Proxy Statements, including postponing or adjourning the Company Stockholder Meeting (i) for the absence of a quorum, (ii) to allow reasonable additional time for any supplemental or amended disclosure necessary under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the stockholders prior to the Company Stockholder Meeting or (iv) to allow additional solicitation of votes in order to obtain the Required Shareholder Approval.

(e)          At the Company Stockholder Meeting, the Purchasers shall vote all of the shares of the Common Stock which they currently beneficially own, whether directly or indirectly, in favor of the Amendment.

4.3           Additional Listing Application. As promptly as practicable after the date of this Agreement, but in any event after taking into consideration the rules and regulations of the NYSE MKT with respect to the timing of, and supporting documents required to accompany, the Additional Listing Application (as hereinafter defined), the Company shall submit to the NYSE MKT an additional listing application relating to the Securities and the Warrant Shares (the “Additional Listing Application”) and shall use its commercially reasonable efforts to secure the NYSE MKT’s approval of the Additional Listing Application.

4.4           Reservation of Common Stock. No later than the effective date of the Amendment, the Company will reserve and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue the Warrant Shares pursuant to any exercise of the Warrants.

4.5           Board Recommendation. The Board of Directors of the Company shall not withdraw or modify, or propose to or resolve to withdraw or modify the Board Recommendation, unless a failure to do so would be materially inconsistent with the Board’s fiduciary duties as determined after consultation with outside legal counsel.

Article 5

Conditions Precedent

5.1           Conditions Precedent of the Company. The obligation of the Company to consummate the Transactions shall be subject to the satisfaction prior to or at the Closing of the following conditions, which may only be waived in writing, in whole or in part, by the Company:

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(a)          the Transactions shall have received (i) all requisite approvals of the stockholders of the Company required pursuant to Nevada law, the Company’s Articles of Incorporation and Bylaws and the rules and regulations of the NYSE MKT (the “Required Shareholder Approval”) and (ii) approval of a majority of the shares of Common Stock of the Company present in person or represented by proxy at a meeting of the stockholders of the Company called for such purpose that are not owned, beneficially or of record, by Elemetal, NTR, or any of their Affiliates (the “Majority of the Minority Requirement”);

(b)          the Amendment shall have received all requisite approvals of the stockholders of the Company;

(c)          the representations and warranties of the Purchasers set forth in this Agreement shall have been true and correct in all material respects as of the date of this Agreement and shall be true and correct in all material respects as of the date of the Closing as if made on and as of such date;

(d)          the Purchasers shall have performed in all material respects all obligations and complied in all material respects with all covenants required by this Agreement to be performed or complied with by them at or prior to the Closing (other than a failure to so perform or comply which is attributable to actions or inactions by or on behalf of the Company); and

(e)          the Purchasers shall have made the deliveries required by Section 1.2(a) hereto.

5.2          Conditions Precedent of the Purchasers. The respective obligations of the Purchasers to consummate the Transactions shall be subject to the satisfaction prior to or at the Closing of the following conditions, which may only be waived in writing, in whole or in part, by the Purchasers:

(a)          the Transactions shall have received (i) the Required Shareholder Approval and (ii) the Majority of the Minority Requirement;

(b)          the Amendment shall have received all requisite approvals of the stockholders of the Company;

(c)          the representations and warranties of the Company set forth in this Agreement shall have been true and correct in all material respects as of the date of this Agreement and shall be true and correct in all material respects as of the date of the Closing as if made on and as of such date;

(d)          the Company shall have performed in all material respects all obligations and complied in all material respects with all covenants required by this Agreement to be performed or complied with by it at or prior to the Closing (other than a failure to so perform or comply which is attributable to actions or inactions by or on behalf of the Purchasers);

(e)          the Company shall have made the deliveries required by Section 1.2(a) hereto;

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(f)          the Company shall have delivered to the Purchasers a certificate of good standing in respect of the Company issued by the Secretary of State of the State of Nevada dated as of a date within five calendar days of the Closing; and

(g)          the Company shall have executed and delivered the Registration Rights Agreement in the form attached as Exhibit B.

5.3          Conditions Precedent of the All of the Parties. The respective obligations of each party to consummate the Transactions shall be subject to the satisfaction prior to or at the Closing of the following conditions, which may only be waived in writing, in whole or in part, by mutual agreement of the parties:

(a)          the Additional Listing Application shall have been approved by the NYSE MKT; and

(b)          no order or decree of any court or governmental body having competent jurisdiction over the Transactions contemplated by this Agreement shall prohibit the Transactions.

Article 6

Adjustments

6.1          Reclassification. If the Company, at any time prior to the Closing, by reclassification of securities or otherwise, shall change any of the securities of the same class (the “Comparable Securities”) as the Securities or the Warrant Shares not yet sold, issued and delivered to, and purchased by, the Purchaser under this Agreement (the “Pending Securities”) into the same or a different number of securities of any other class or classes, then the Pending Securities shall automatically be adjusted to be comprised of such number and kind of securities as would have been issuable as a result of such change with respect to the Comparable Securities immediately prior to such reclassification or other change, and the purchase price for such Pending Securities shall be proportionately adjusted, if applicable.

6.2          Subdivision or Combination of Shares. If the Company, at any time prior to the Closing, shall split or subdivide the Comparable Securities into a greater number of securities of the same class, then the number of Pending Securities shall be proportionately increased and the purchase price to be paid for such Pending Securities shall be proportionately decreased. If the Company, at any time prior to the Closing, shall reverse split or combine the Comparable Securities into a lesser number of securities of the same class, then the number of Pending Securities shall be proportionately decreased and the purchase price to be paid for such Pending Securities shall be proportionately increased.

6.3          Certain Other Matters.

(a)          All calculations under this Article 6 shall be made to the nearest cent or whole Elemetal Share or NTR Share, as the case may be.

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(b)          No adjustment in the Aggregate Consideration shall be required unless such adjustment would require an increase or decrease of at least U.S.$0.01 per Elemetal Share or NTR Share, as applicable; provided, however, that any adjustments which by reason of this Section 6.3(b) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

(c)          If, as a result of an adjustment made pursuant to this Article 6, the Company shall be obligated to sell and issue, and the Purchasers shall be required to purchase, shares of more than one class or series of capital stock of the Company, then the Board of Directors of the Company (whose determination shall be final and conclusive) shall determine, in good faith, the allocation of the adjusted Aggregate Consideration between or among the shares of such multiple classes or series of capital stock of the Company.

(d)          If any event shall occur as to which the other provisions of this Article 6 are not strictly applicable but as to which the failure to make any adjustment would not fairly preserve the rights and obligations of the Company and the Purchasers under this Agreement in accordance with the essential intent and principles of the adjustments set forth in this Article 6, then, in each such case, the Board of Directors of the Company (whose determination shall be final and conclusive) shall determine, in good faith, the adjustment, if any, on a basis consistent with the essential intent and principles established herein, necessary to fairly preserve the parties’ respective rights and obligations hereunder.

6.4          Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Article 6, the Company shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Purchasers a certificate setting forth, in reasonable detail, the event requiring such adjustment or readjustment, the amount of such adjustment or readjustment, the method by which such adjustment or readjustment was calculated, the adjusted or readjusted Aggregate Consideration and adjusted or readjusted number of Pending Securities (including, if requested by Elemetal, a new Warrant reflecting such adjustments).

Article 7

Termination

7.1          Termination of this Agreement. This Agreement may be terminated and the Transactions may be abandoned at any time prior to the Closing as follows: (a) by mutual written consent of the Company and the Purchasers; (b) by either the Company or the Purchasers: (i) after the Company Stockholder Meeting, if, at the Company Stockholder Meeting, the Transactions do not receive the Required Shareholder Approval or the Majority of the Minority Approval or the Amendment does not receive all requisite approvals of the Company’s stockholders or (ii) on or after December 31, 2016, if the Transactions have not been consummated; or (c) by the Purchasers if (i) the Company fails to include the Board Recommendation in the Proxy Statements or withdraws the Board Recommendation or modifies the Board Recommendation in a manner adverse thereto or (ii) the Company fails to call the Company Stockholder Meeting or fails to deliver the Proxy Statements to its stockholders in accordance with this Agreement.

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7.2          Effect of Termination. (a) Either party electing to terminate this Agreement pursuant to Section 7.1(b) above may effect such termination only by promptly delivering written notice thereof to the other party and (b) the Purchasers may terminate this Agreement pursuant to Section 7.1(c) above by promptly delivering written notice thereof to the Company. Following any termination duly effected pursuant to Section 7.1, no party shall have any further obligations under this Agreement.

Article 8

Miscellaneous

8.1          Legends.

(a)          Each stock certificate representing the Elemetal Shares and the NTR Shares shall have conspicuously endorsed thereon the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

(b)          The Warrant shall be transferrable without the prior written consent of the Company, but shall have conspicuously endorsed thereon the legend set forth on the first page of the Form of Warrant attached hereto as Exhibit A.

(c)          To the extent the Warrant is exercised, any stock certificate representing the Warrant Shares acquired upon such exercise shall have conspicuously endorsed thereon the legends set forth in Section 5 of the Form of Warrant attached hereto as Exhibit A.

8.2           Brokerage. Each party will indemnify and hold harmless the other party against and in respect of any claim for brokerage or other commissions relative to this Agreement or the Transactions, based in any way on agreements, arrangements or understandings made or claimed to have been made by such party with any third party.

8.3           Survival. Except for the representations and warranties of (a) the Company contained in Sections 2.1, 2.2 and 2.7(a), and (b) the Purchasers contained in Sections 3.4 and 3.5, which representations and warranties shall survive the Closing, the respective representations of the Company and Purchasers contained in this Agreement shall not survive the Closing, and thereafter none of the Company, any Purchaser or any officer, director, employee, or Affiliate of the Company, or any Purchaser shall have any liability whatsoever (whether pursuant to this Agreement or otherwise) with respect to such representation or warranty. This Section 8.3 shall have no effect upon any other obligations of the parties hereto under this Agreement, whether to be performed before, at or after the Closing, which shall survive until fulfilled or the expiration of the time thereof in accordance with their terms.

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8.4           Parties in Interest. All representations, warranties, covenants and agreements contained in this Agreement by or on behalf of either party shall bind and inure to the benefit of the respective successors and permitted assigns of such party whether so expressed or not; provided, however, no party may assign, in whole or in part, this Agreement or any right or obligation hereunder, except as otherwise specified herein, without the prior written consent of the other party.

8.5           Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly received: (a) on the date given if delivered personally or by facsimile or electronic transmission; (b) one day after being sent by internationally recognized overnight delivery service; or (c) five days after having been mailed by registered or certified mail (postage prepaid, return receipt requested); in the case of each of the foregoing, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

If to the Company:	DGSE Companies, Inc.
15850 Dallas Parkway, Suite 140
Dallas, Texas 75248
Facsimile: (972) 674-2596
Email:mpeakes@dgse.com
Attention: President/ CEO

If to Elemetal:	Elemetal, LLC
15850 Dallas Parkway
Dallas, Texas 75248
Facsimile: (469) 533-1622
Email: bleroy@elemetal.com
Attention: Bill LeRoy, President/CEO

If to NTR:	NTR Metals, LLC
10720 Composite Drive
Dallas, Texas 75220
Facsimile: (469) 522-1100
Email: tgum@elemetal.com
Attention: Carl (Trey) Gum, General Counsel

8.6           Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas for all purposes and in all respects, without regard to the conflict of law provisions of such state.

8.7           Entire Agreement. This Agreement constitutes the sole and entire agreement of the parties with respect to the subject matter hereof.

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8.8           Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

8.9           Amendments and Waivers. This Agreement may be amended or modified in whole or in part at any time only by a writing signed by the parties hereto. Any term, condition or provision of this Agreement may be waived in writing at any time by the party which is entitled to the benefits thereof. Any waiver by any party hereto of any of its rights or remedies under this Agreement shall not constitute a waiver of any of its other rights or remedies hereunder.

8.10         Severability. If any term or provision of this Agreement is finally deemed by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the Transactions be consummated as originally contemplated to the fullest extent possible.

8.11         Injunctive Relief. It is possible that remedies at law may be inadequate and, therefore, the parties shall be entitled to equitable relief, including, without limitation, injunctive relief, specific performance or other equitable remedies, in addition to all other remedies provided hereunder or available to the parties at law or in equity.

8.12         Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting any term or provision of this Agreement.

[ SIGNATURE PAGE FOLLOWS ]

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IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed as of the date first above written.

THE COMPANY:

DGSE Companies, Inc.,
a Nevada corporation

By:	/s/ Matthew Peakes
Name: Matthew Peakes
Title: Chief Executive Officer and President

Stock Purchase Agreement

Signature Page

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THE PURCHASERS:

Elemetal, LLC,
a Delaware limited liability company

By:	/s/ William E. LeRoy
Name: William E. LeRoy
Title: President/CEO

NTR Metals, LLC,
a Texas limited liability company

By:	/s/ John Loftus
Name: John Loftus
Title: Member

Stock Purchase Agreement

Signature Page

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APPENDIX C

FORM OF
WARRANT TO PURCHASE
SHARES OF COMMON STOCK
OF
DGSE COMPANIES, INC.

THIS WARRANT AND THE SHARES (AS HEREINAFTER DEFINED) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

THIS WARRANT (this “Warrant”) CERTIFIES THAT, upon the terms and subject to the conditions set forth herein, Elemetal, LLC, a limited liability company organized and existing under the laws of the State of Delaware (the “Holder”), for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, has been granted the right to purchase from DGSE Companies, Inc., a Nevada corporation (the “Company”), during the Term (as hereinafter defined), 1,000,000 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (“Common Stock”), at an exercise price of U.S. $0.65 per Share (the “Exercise Price”) (subject to adjustment hereunder). Until the earlier of the Expiration Date (as hereinafter defined) and such time as this Warrant is exercised in full, the Exercise Price and the number of Shares (or consideration) issuable upon exercise of this Warrant are subject to adjustment as hereinafter provided. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Stock Purchase Agreement, dated June 20, 2016 (the “Stock Purchase Agreement”), among the Company, the Holder and NTR Metals, LLC, a limited liability company organized and existing under the laws of the State of Texas.

1.           Term. Upon the terms and subject to the conditions set forth herein, this Warrant shall be exercisable, in whole or in part, at any time, or from time to time, during the period (such period, the “Term”) commencing at 5:00 p.m., Eastern time, on ______________, 2016 (the “Effective Date”) and ending at 5:00 p.m., Eastern time, on _____________, 2018 (the “Expiration Date”). Any portion of this Warrant remaining unexercised at the Expiration Date shall thereafter be void.

2.           Exercise.

(a)          Manner of Exercise. The purchase rights represented by this Warrant are exercisable by the Holder in whole or in part, at any time, or from time to time, during the Term: (i) by the surrender of this Warrant and the Notice of Exercise (in the form attached hereto as Exhibit A), duly completed and executed on behalf of the Holder, at the principal executive office of the Company located at 15850 Dallas Parkway, Suite 140, Dallas, Texas 75248, or such other office as the Company shall notify the Holder of in writing (the “Principal Office”); and (ii) upon payment, by wire transfer of immediately available funds to an account designated by the Company of the aggregate Exercise Price for the Shares to be purchased, or other payment method agreeable to the Company (except that any payment must be made in accordance with applicable securities laws).

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(b)          Time of Exercise. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above (the “Exercise Date”), and the Holder (or other individual or entity (“Person”) entitled to receive the Shares issuable upon such exercise in accordance with the terms hereof) shall be treated for all purposes as the holder of record of such Shares as of the close of business on such date.

(c)          Delivery of Certificate and Balance Warrant. As promptly as practicable on or after the Exercise Date and in any event within three (3) days thereafter, the Company, at its expense, will issue and deliver to the Holder (or other Person entitled to receive the Shares issuable upon exercise of this Warrant in accordance with the terms hereof) a certificate or certificates for the Shares issuable upon such exercise or, if such Shares are not certificated, other appropriate written evidence of the issuance of the Shares. In the event that this Warrant is exercised in part, the Company at its expense shall execute and deliver to the Holder (or its successor or permitted assignee) a new warrant of like tenor exercisable for the number of Shares for which this Warrant may then be exercised after giving effect to all previous exercises and adjustments.

(d)          Rescission Rights. If the Company fails to issue or cause to have issued the Shares issuable upon such exercise of the Warrant within three (3) days of the Exercise Date, then the Holder will have the right to rescind such exercise.

(e)          Charges, Taxes and Expenses. Issuance of the Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Shares, all of which taxes and expenses shall be paid by the Company, and such Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder in the Notice of Exercise. The Company shall pay all fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Shares.

(f)          No Fractional Shares. This Warrant may only be exercised for whole Shares, and in no event shall any fractional Share be issued upon any exercise of this Warrant.

(g)          Limitation on Exercise. Notwithstanding anything to the contrary contained in this Warrant, in no event shall the Holder be entitled to exercise this Warrant, or to receive Shares issuable upon exercise of this Warrant, for an amount of Shares which, as of the date of such exercise, is in excess of the number of shares of Common Stock that the Company has sold and issued, and the Holder has purchased, under the Stock Purchase Agreement, pursuant to which, among other things, this Warrant was issued.

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3.           Adjustments.

(a)          Reclassification. If the Company, at any time while this Warrant, or any portion hereof, is outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, then this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as a result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change, and the Exercise Price shall be proportionately adjusted, as appropriate.

(b)          Subdivision or Combination of Shares. If the Company, at any time while this Warrant, or any portion hereof, is outstanding and unexpired, shall split or subdivide the securities for which this Warrant is exercisable into a greater number of securities of the same class, then the amount of securities for which this Warrant is exercisable shall be proportionately increased and the Exercise Price shall be proportionately decreased. If the Company, at any time while this Warrant, or any portion hereof, is outstanding and unexpired, shall reverse split or combine the securities for which this Warrant is exercisable into a lesser number of securities of the same class, then the amount of securities for which this Warrant is exercisable shall be proportionately decreased and the Exercise Price shall be proportionately increased.

(c)          Adjustments for Non-Cash Dividends. If, at any time while this Warrant, or any portion thereof, is outstanding and unexpired, the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional securities or property (other than cash) of the Company by way of dividend or distribution (collectively, a “Dividend”), then, in each case, this Warrant shall represent the right to acquire, in addition to the number of Shares receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional securities or property (other than cash) of the Company that the Holder (or its successor or permitted assignee) would hold on the date of exercise of this Warrant had it been the holder of record of the security receivable upon exercise of this Warrant on the record date fixed with respect to the Dividend and had thereafter, during the period from the date thereof through and including the date of such exercise, retained such securities and all other additional securities which it would have received during such period as a result of its ownership thereof, giving effect to all adjustments called for during such period by the provisions of this Warrant.

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4.           Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction. For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. Upon the occurrence of any such Fundamental Transaction in which the Company is the survivor (such surviving entity, the “Successor Entity”), the Successor Entity shall succeed to, and be substituted for, the Company (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other documents entered into in connection with the Transactions referring to the “Company” shall refer instead to the Successor Entity), and the Successor Entity may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other documents entered into in connection with the Transactions with the same effect as if such Successor Entity had been named as the Company herein.

5.           Certain Other Matters.

(a)          All calculations under Section 3 and Section 4 shall be made to the nearest cent or whole Share, as the case may be. For purposes of Section 3 and Section 4, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

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(b)          No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least U.S. $0.01 per Share; provided, however, that any adjustments which by reason of this Section 5(b) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

(c)          If, as a result of an adjustment made pursuant to Section 3 or Section 4, the Holder (or its successor or permitted assignee) shall become entitled to receive shares of more than one class or series of capital stock of the Company, then the Board (whose determination shall be final and conclusive) shall determine, in good faith, the allocation of the adjusted Exercise Price between or among the shares of such multiple classes or series of capital stock of the Company.

(d)          If any event shall occur as to which the other provisions of Section 3 or Section 4 are not strictly applicable but as to which the failure to make any adjustment would not fairly preserve the purchase rights represented by this Warrant in accordance with the essential intent and principles of the adjustments set forth in Section 3 and Section 4, then, in each such case, the Board (whose determination shall be final and conclusive) shall determine, in good faith, the adjustment, if any, on a basis consistent with the essential intent and principles established herein, necessary to fairly preserve the purchase rights represented by this Warrant.

6.           Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to Section 3 or Section 4, the Company shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder (or its successor or permitted assignee) a certificate setting forth, in reasonable detail, the event requiring such adjustment or readjustment, the amount of such adjustment or readjustment, the method by which such adjustment or readjustment was calculated, the adjusted or readjusted Exercise Price and adjusted or readjusted number of Shares or amount of other securities or property that would be received upon the exercise of this Warrant.

7.           Legend. Each stock certificate representing Shares issued upon exercise of this Warrant shall have conspicuously endorsed thereon the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

8.           Shares to be Fully Paid. When issued and delivered in accordance with this Warrant to the Holder (or its successor or permitted assignee) upon payment to the Company of the applicable Exercise Price, the Shares issued by the Company pursuant to this Warrant will be fully paid and non-assessable with no personal liability attaching to ownership thereof and will be free and clear of all liens, charges and encumbrances of any nature whatsoever except for restrictions on transfer under the Stock Purchase Agreement and under applicable federal and state securities laws.

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9.          Company to Reserve Shares. At all times while this Warrant, or any portion hereof, is outstanding and unexpired, the Company shall reserve and keep available, free from preemptive rights, out of its authorized but unissued capital stock, for the purpose of effecting the exercise of this Warrant, the full number of Shares then deliverable upon the exercise of this Warrant. The issuance of this Warrant shall constitute full authority to those officers of the Company who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for Shares upon exercise of this Warrant.

10.         Exchange of Warrant. If this Warrant shall be mutilated, lost, stolen or destroyed, then the Company shall execute and deliver to the Holder (or its successor or permitted assignee) a new warrant of like tenor and denomination and deliver the same (i) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant or (ii) in lieu of any Warrant lost, stolen or destroyed, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant (including, without limitation, a reasonably detailed affidavit with respect to the circumstances of any loss, theft or destruction) and upon receipt of indemnity reasonably satisfactory to the Company.

11.         No Rights as Stockholder. Except as otherwise provided herein, this Warrant, to the extent not exercised, will not entitle the Holder to any of the rights, including, without limitation, voting rights, information rights and rights to receive dividends or distributions, of a stockholder of the Company.

12.         Amendment. This Warrant may not be modified or amended, except with the prior written consent of the Holder (or its successor or permitted assignee) and the Company. Any instrument given by or on behalf of the Holder (or its successor or permitted assignee) in connection with any consent to any modification or amendment of this Warrant will be conclusive and binding on any and all subsequent holders of this Warrant.

13.         Transfer. Neither this Warrant nor the Shares have been registered under the Securities Act of 1933, as amended, or any state securities laws, and such securities may not be offered for sale, sold, assigned, pledged, or otherwise disposed of, unless they are registered under the Securities Act of 1933, as amended, and such state laws or the transaction is exempt from the registration requirements thereof. Subject to the foregoing, upon surrender of this Warrant as a result of a transfer hereof, the Company, at the expense of the Company, will issue and deliver to, or to the order of, the transferee a new Warrant in the name of such transferee, exercisable for the number of Shares for which this Warrant may then be exercised after giving effect to all previous exercises and adjustments. Subject to the foregoing, nothing herein shall be construed to limit the number of transfers of the Warrant (including transfers of fractional interests herein).

14.         Successors and Assigns. This Warrant shall be binding upon the Company and its successors and assigns and shall inure to the benefit of the Holder and its successors and permitted assigns.

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15.         Titles and Subtitles. The titles and subtitles used in this Warrant are for convenience only and are not to be considered in construing or interpreting any term or provision of this Warrant.

16.         Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Texas for all purposes and in all respects, without regard to the conflict of law provisions of such state.

[ SIGNATURE PAGE FOLLOWS ]

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of the Effective Date set forth above.

DGSE Companies, Inc.,
a Nevada corporation

By:
Name: Matthew Peakes
Title: Chief Executive Officer and President

Warrant Signature Page

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EXHIBIT A

NOTICE OF EXERCISE

Dated: ________, 20__

The undersigned hereby elects to purchase ____ shares (the “Shares”) of common stock of DGSE Companies, Inc. (the “Company”) pursuant to the terms of the warrant issued to the undersigned, effective as of ______________, 2016, a copy of which is attached hereto (the “Warrant”), and tenders herewith payment to the Company of U.S. $0.65 per Share, for an aggregate purchase price of U.S. $__________, representing payment in full for the Shares in accordance with the terms of the Warrant. Such aggregate purchase price is being paid by wire transfer of immediately available funds to an account designated by the Company, or other payment method agreeable to the Company. Until the earlier of the Expiration Date (as defined in the Warrant) and such time as the Warrant is exercised in full, the Exercise Price (as defined in the Warrant) and the number of Shares (or consideration) issuable upon exercise of the Warrant are subject to adjustment as provided in the Warrant.

Please issue certificate(s) representing the Shares, and a new warrant for the unexercised portion of the Warrant [strike if not applicable], in the name of the undersigned, and deliver such certificate(s) and new warrant [strike if not applicable] to the undersigned at the following address:

Elemetal, LLC

15850 Dallas Parkway

Dallas, Texas 75248

Attn: President/CEO

Elemetal, LLC

By:
Name:
Title:

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APPENDIX D

FORM OF
REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), is made and entered into as of ______________, 2016, by and among DGSE Companies, Inc., a Nevada corporation (the “Company”), Elemetal, LLC, a Delaware limited liability company (“Elemetal”), NTR Metals, LLC, a Texas limited liability company (“NTR”). Elemetal and NTR are collectively referred to herein as the “Stockholders.”

This Agreement is made pursuant to the Stock Purchase Agreement between the Company and the Stockholders dated as of June 20, 2016 (the “Purchase Agreement”). In order to induce the Stockholders to enter into the Purchase Agreement, the Company has agreed to provide the registration and other rights set forth in this Agreement.

The parties agree as follows:

Article I

Section 1.01         Definitions. Capitalized terms used herein without definition shall have the meanings given to them in the Purchase Agreement. The terms set forth below are used herein as so defined:

“Beneficial Ownership” shall have the meaning specified in Rule 13d-3 under the Exchange Act.

“Commission” has the meaning specified therefor in Section 1.02 of this Agreement.

“Common Stock” means the common stock, par value $0.01 per share, of the Company.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Holder” means any Stockholder who owns Registrable Securities.

“Initial Requesting Holder” has the meaning specified therefor in Section 2.01 of this Agreement.

“Inspectors” has the meaning specified therefor in Section 4.01 this Agreement.

“Losses” has the meaning specified therefor in Section 4.06 of this Agreement.

“Participating Holder” has the meaning specified therefor in Section 3.01 of this Agreement.

“Person” means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, business trust, trust or unincorporated entity.

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“Records” has the meaning specified therefor in Section 4.01 of this Agreement.

“Registrable Securities” means the Common Stock acquired by the Stockholders pursuant to the Purchase Agreement and all other shares of Common Stock Beneficially Owned by the Stockholders on the date hereof until such time as such securities cease to be Registrable Securities pursuant to Section 1.02 hereof.

“Registration Statement” means a registration statement on a Form S-3 or Form S-1 (or successor form to either).

“Requesting Holders” has the meaning specified therefor in Section 2.01 of this Agreement.

“Required Period” has the meaning specified therefor in Section 2.07 of this Agreement.

“Securities Act” has the meaning specified therefor in Section 1.02 of this Agreement.

“Selling Holder” means a Holder who is selling Registrable Securities pursuant to a Registration Statement.

“Underwriter’s Maximum Number” has the meaning specified therefore in Section 2.09 of this Agreement.

“WKSI” means a “well-known seasoned issuer” as defined in Rule 405 under the Securities Act.

Section 1.02         Registrable Securities. Any Registrable Security will cease to be a Registrable Security when (i) a Registration Statement covering such Registrable Security has been declared effective by the Securities and Exchange Commission (the “Commission”) and such Registrable Security has been sold or disposed of pursuant to such effective Registration Statement; (ii) such Registrable Security is disposed of pursuant to Rule 144 (or any similar provision then in force) under the Securities Act of 1933, as amended (the “Securities Act”); (iii) such Registrable Security is held by the Company or one of its subsidiaries; or (iv) such Registrable Securities are sold by a person in a transaction in which the rights under the provisions of this Agreement are not assigned.

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Article II

Section 2.01         Requests for Registration. At any time and from time to time on or following the date hereof, any Stockholder may, subject to the provisions of this Agreement, request in writing that the Company effect the registration of any or all of the Registrable Securities held by such Stockholder (an “Initial Requesting Holder”) with the Commission under and in accordance with the provisions of the Securities Act, which notice shall specify (i) the then-current name and address of such Initial Requesting Holder or Initial Requesting Holders, (ii) the amount of Registrable Securities proposed to be registered and (iii) the intended method or methods and plan of disposition thereof, including whether such requested registration is to involve an underwritten offering. The Company shall give prompt written notice of such registration request to all other Holders. Except as otherwise provided in this Agreement and subject to Section 2.08 in the case of an underwritten offering, the Company shall prepare and use its best efforts to file a Registration Statement with the Commission promptly after such request has been given with respect to (i) all Registrable Securities included in the Initial Requesting Holder’s request and (ii) all Registrable Securities included in any request for inclusion delivered by any other Holder (together with the Initial Requesting Holder, the “Requesting Holders”) within fifteen (15) days after delivery of the Company’s notice of the Initial Requesting Holder’s registration request to such other Holders, in each case subject to Section 2.08 if such offering is an underwritten offering. Thereafter, the Company shall use its best efforts to effect the registration under the Securities Act and applicable state securities laws of such Registrable Securities for disposition in accordance with the intended method or methods of disposition stated in such request; provided, however, that the Company will not be required to take any action pursuant to this Article II if a Registration Statement is effective at the time such request is made and such Registration Statement may be used for the offering and sale of the Registrable Securities requested to be registered. Subject to Section 2.09, the Company may include in such registration other securities of the Company for sale, for the Company’s account or for the account of any other Person.

Section 2.02         S-1 or S-3 Registration; Shelf Registration.

(a)          Each Stockholder shall have the right pursuant to Section 2.01 and subject to Section 2.04, to make up to six (6) requests for registration on Form S-1 (or any successor form) or Form S-3 (or any successor form), for the Company to register all or a portion of its Registrable Securities held by it so long as such Stockholder holds at least five percent (5%) of the shares of Common Stock outstanding on the date of this Agreement, including for an offering to be made on a continuous or delayed basis pursuant to Rule 415 under the Securities Act (or any similar rule that may be adopted by the Commission covering such Registrable Securities); provided, however, that the number of Registrable Securities that are the subject of any such request must be at least 10,000 in the aggregate.

(b)          In the case of a registration pursuant to this Section 2.02, (i) if the Company is then a WKSI, it shall use its best efforts to, as promptly as practicable after the receipt of the request from the Initial Requesting Holder, file and cause to be immediately effective a Registration Statement that shall constitute an automatic shelf registration with respect to all Registrable Securities requested by the Requesting Holders to be included therein, and (B) if the Company is not then a WKSI, it shall use its best efforts to file the Registration Statement and cause it to become effective as promptly as practicable after the receipt of the request from the Initial Requesting Holder.

Section 2.03         Delay for Disadvantageous Condition. If, in connection with any request for registration pursuant to this Article II, the Company provides a certificate, signed by the president or chief executive officer of the Company, to the Requesting Holders stating that, in the good faith judgment of the Board of Directors of the Company and its counsel, it would be materially detrimental to the Company or its stockholders for such Registration Statement either to become effective or to remain effective for as long as such Registration Statement otherwise would be required to remain effective, then the Company shall have the right to defer taking action with respect to such filing and any time periods with respect to filing or effectiveness thereof shall be tolled correspondingly, for a period of not more than ninety (90) days after the request of the Initial Requesting Holder is given; provided, however, that the Company may not invoke this right more than once in any twelve (12) month period.

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Section 2.04         Limitation on Successive Registrations. The Company shall not be required to effect a registration pursuant to Section 2.02 for one hundred twenty (120) days immediately following the effective date of a Registration Statement filed pursuant to the prior exercise of any Holder’s registration rights provided for in Section 2.02 and within six (6) months of any registration initiated by the Company to make a primary offering of equity securities, provided that the Company is employing best efforts to cause such Registration Statement to become effective. In addition, the Company shall not be required to effect more than two (2) registrations during any twelve (12) month period pursuant to Section 2.02.

Section 2.05        Demand Withdrawal. Any Requesting Holder may, at any time prior to the effective date of the Registration Statement relating to any requested registration, withdraw its Registrable Securities from a requested registration. If all Registrable Securities are so withdrawn, the Company shall cease all efforts to effect such registration upon such request, without liability to any Requesting Holder. Such registration will be not deemed an effected registration for purposes of Section 2.02 or Section 2.04.

Section 2.06         Effective Registration.

(a)          The Company may satisfy its obligations under Section 2.01 by amending (to the extent permitted by applicable law) any Registration Statement previously filed by the Company under the Securities Act so that such amended Registration Statement will permit the disposition (in accordance with the intended methods of disposition specified as aforesaid) of all of the Registrable Securities for which a demand for registration has been made under Section 2.01.

(b)          Notwithstanding any other provision of this Agreement to the contrary, a registration requested pursuant to this Article II will not be deemed to be effected by the Company if it has not been declared effective by the Commission or become effective in accordance with the Securities Act and kept effective as contemplated by Section 2.06(c) hereof.

(c)          The Company will use its best efforts to keep a Registration Statement that has become effective as contemplated by this Article II continuously effective, and not subject to any stop order, injunction or other similar order or requirement of the Commission, until the earlier of (i) the expiration of the Required Period and (ii) the date on which all Registrable Securities covered by such Registration Statement (x) have been disposed of pursuant to such Registration Statement or (y) cease to be Registrable Securities; provided, however, that in no event will such period expire prior to the expiration of the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 promulgated thereunder. For purposes of this Section 2.06, “Required Period” shall mean, with respect to a Registration Statement on Form S-3, three (3) years following the first day of effectiveness, and with respect to any other Registration Statement, one hundred eight (180) days following the first day of effectiveness of such Registration Statement. In the event of any stop order, injunction or other similar order or requirement of the Commission relating to any Registration Statement, the Required Period for such Registration Statement will be extended by the number of days during which such stop order, injunction or similar order or requirement is in effect.

Section 2.07         Selection of Underwriters. Requesting Holders of a majority of the Registrable Securities to be included in any registration requested under this Article II may request that the registration be effected as an underwritten offering and such Requesting Holders shall have the right to select the managing underwriter or underwriters for the offering.

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Section 2.08         Priority. If a registration under this Article II involves an underwritten offering and the managing underwriter(s) in its good faith judgment advises the Company that the number of Registrable Securities requested to be included in the Registration Statement by the Requesting Holders exceeds the number of securities that can be sold without adversely affecting the price, timing, distribution or sale of securities in the offering (the “Underwriter’s Maximum Number”), the Company shall be required to include in such Registration Statement only such number of securities as is equal to the Underwriter’s Maximum Number and the Company and the Requesting Holders shall participate in such offering in the following order of priority:

(a)          First, the Company shall be obligated and required to include in the Registration Statement the number of Registrable Securities that the Requesting Holders have requested to be included in the Registration Statement and that does not exceed the Underwriter’s Maximum Number; provided that the Registrable Securities to be included in the Registration Statement shall be allocated among all the Requesting Holders in proportion, as nearly as practicable, to the respective number of Registrable Securities held by them on the date of the request for registration pursuant to Article II. If any Requesting Holder would thus be entitled to include more Registrable Securities than such Requesting Holder requested to be registered, the excess shall be allocated among other Requesting Holders pro rata in the manner described in the preceding sentence.

(b)          Second, the Company shall be entitled to include in such Registration Statement and underwriting that number of shares of Common Stock and/or other securities of the Company that it proposes to offer and sell for its own account or the account of any other Person to the full extent of the remaining portion of the Underwriter’s Maximum Number.

Article III

Section 3.01         Piggyback Registration Rights. If the Company proposes to register any of its equity securities under the Securities Act for sale to the public, (other than (i) in connection with a registration of any employee benefit, retirement or similar plan, (ii) with respect to a transaction pursuant to Rule 145 under the Securities Act, or (iii) in connection with an exchange offer), whether or not for sale for its own account, each such time it will give written notice to all Holders of its intention to do so no less than 30 days prior to the anticipated filing date. Upon the written request received by the Company from any Holder no later than the 15th day after receipt by such Holder of the notice sent by the Company (which request shall state the intended method of disposition thereof), the Company will use best efforts to cause the Registrable Securities as to which registration shall have been so requested to be included in the securities to be covered by such Registration Statement, all to the extent required to permit the sale or other disposition by each Holder (in accordance with its written request) (each, a “Participating Holder”) of such Registrable Securities so registered; provided, however, that the Company may at any time prior to the effectiveness of any such Registration Statement, in its sole discretion and upon written notice to the Participating Holders, abandon any proposed offering by the Company in which any Holder had requested to participate. The number of Registrable Securities to be included in such a registration may be reduced or eliminated if and to the extent, in the case of an underwritten offering, the managing underwriter (which shall be an underwriter reasonably acceptable to the Participating Holders in the case of any underwritten offering) shall advise the Company that such inclusion would materially jeopardize the successful marketing of the securities (including the Registrable Securities) proposed to be sold therein; provided, however, that such number of shares of Registrable Securities shall not be reduced if any securities included in such registration are included other than for the account of the Company unless the shares included in the Registration for the account of such Persons are also reduced on a pro rata basis.

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Section 3.02        Priority. If a registration under this Article III involves an underwritten offering and the managing underwriter(s) in its good faith judgment advises the Company that the number of Registrable Securities requested to be included in the Registration Statement by the Participating Holders exceeds the Underwriter’s Maximum Number, the Company shall be required to include in such Registration Statement only such number of securities as is equal to the Underwriter’s Maximum Number and the Company and the Participating Holders shall participate in such offering in the following order of priority:

(a)          First, the Company shall be entitled to include in such Registration Statement the equity securities that the Company proposes to offer and sell for its own account in such registration and that does not exceed the Underwriter’s Maximum Number;

(b)          Second, the Company shall be obligated and required to include in such Registration Statement that number of Registrable Securities that the Participating Holders shall have requested to be included in such offering to the full extent of the remaining portion of the Underwriter’s Maximum Number, provided, that if the Registrable Securities of the Participating Holders exceeds such remaining portion of the Underwriter’s Maximum Number, the Registrable Securities shall be allocated among all Participating Holders requesting to be included in such offering in proportion, as nearly as practicable, to the respective number of Registrable Securities held by them on the date of the Company’s notice pursuant to Section 3.01. If any Participating Holder would thus be entitled to include more Registrable Securities than such Participating Holder requested to be registered, the excess shall be allocated among other Participating Holders pro rata in the manner described in the preceding sentence;

(c)          Third, the Company shall be entitled to include in such Registration Statement that number of equity securities that the Company proposes to offer and sell for the account of any other Person, pursuant to piggyback registration rights or otherwise, to the full extent of the remaining portion of the Underwriter’s Maximum Number.

Section 3.03        Not a Demand Registration. No registration of Registrable Securities effected under this Article III shall relieve the Company of its obligation to effect a registration of Registrable Securities pursuant to Article II.

Article IV

Section 4.01        Registration Procedures. If and whenever the Company is required pursuant to this Agreement to effect the registration of any of the Registrable Securities under the Securities Act, the Company will, as expeditiously as possible:

(a)          prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the period requisite to permit the disposition of the Registrable Securities to be so registered;

(b)          furnish to each Selling Holder and to each underwriter such number of copies of the Registration Statement and the prospectus included therein (including each preliminary prospectus and each document incorporated by reference therein to the extent then required by the rules and regulations of the Commission) as such Persons may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such Registration Statement;

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(c)          if applicable, use best efforts to register or qualify the Registrable Securities covered by such Registration Statement under the securities or blue sky laws of such jurisdictions as the Selling Holders shall reasonably request, provided that the Company will not be required to qualify generally to transact business in any jurisdiction where it is not then required to so qualify or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject;

(d)          immediately notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and as promptly as practicable amend or supplement the prospectus or take other appropriate action so that the prospectus does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(e)          make available for inspection by the Selling Holders designated by a majority thereof, and any attorney, accountant or other agent retained by such representative of the Selling Holders (the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”), and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such Registration Statement;

(f)          cause all of the Registrable Securities to be listed on the New York Stock Exchange MKT if the Common Stock continues to be so listed;

(g)          use best efforts to keep effective and maintain for the period of distribution, qualification, approval or listing obtained to cover the Registrable Securities as may be necessary for the Selling Holders to dispose thereof and shall from time to time amend or supplement any prospectus used in connection therewith to the extent necessary in order to comply with applicable law;

(h)          use best efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Selling Holders to consummate the disposition of such Registrable Securities; and

(i)          take such other actions as are reasonably requested by the Selling Holders or the underwriters, if any, in order to expedite, facilitate or consummate the disposition of such Registrable Securities.

Section 4.02         Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the Selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be reasonably required to effect the registration of their Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

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Section 4.03         Expenses.

(a)          “Registration Expenses” means all expenses incident to the Company’s performance under or compliance with this Agreement, including without limitation, all registration and filing fees, blue sky fees and expenses, printing expenses, listing fees, fees and disbursements of counsel and independent public accountants for the Company, fees of the Financial Industry Regulatory Authority, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance and reasonable out-of-pocket expenses (including without limitation, reasonable legal fees of one counsel for all Selling Holders), but excluding any Selling Expenses. “Selling Expenses” means all underwriting fees, discounts and selling commissions allocable to the sale of the Registrable Securities.

(b)          The Company will pay all Registration Expenses in connection with each Registration Statement filed pursuant to this Agreement, whether or not the Registration Statement becomes effective, and the Selling Holders shall pay all Selling Expenses in connection with any Registrable Securities registered pursuant to this Agreement.

Section 4.04         Underwriting Requirements. The Company shall not be required under Section 3.01 to include any of the Registrable Securities in an underwritten offering of the Company’s securities unless the Participating Holders accept the terms of the underwriting as agreed upon between the Company and the underwriters; provided, however, that any such agreement shall be reasonably satisfactory in substance and form to each such Holder and the underwriters and contain such representations and warranties by the Company (for the benefit of such Holders) and such other terms as are generally prevailing in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in Section 4.06 below, and no Holder shall be required to make in any such agreement any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, such Holder’s Registrable Securities and such Holder’s intended method of distribution and any other representation required by law. In the case of any underwritten offering, the Company shall also furnish to each Participating Holder a signed counterpart, addressed to such Holder, of (a) an opinion of counsel for the Company, dated the date of dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to the Participating Holders, and (b) a “comfort” letter dated the date of the closing under the underwriting agreement, signed by the independent public accountants who have certified the Company’s financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants’ letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered to the underwriters in underwritten public offerings of securities and, in the case of the accountants’ letter, such other financial matters, and, in the case of the legal opinion, such other legal matters, as the Participating Holders may reasonably request.

Section 4.05         Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration of the Company as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

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Section 4.06         Indemnification.

(a)          In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each Selling Holder thereunder and each Person, if any, who controls such Selling Holder within the meaning of the Securities Act and the Exchange Act, against any losses, claims, damages or liabilities (including reasonable attorneys’ fees) (“Losses”), joint or several, to which such Selling Holder or controlling Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse or advance, if so requested, each such Selling Holder and each such controlling Person for any legal or other expenses reasonably incurred or to be incurred by them in connection with investigating or defending any such Loss or actions; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Selling Holder, such underwriter or such controlling Person in writing specifically for use in such Registration Statement or prospectus.

(b)          Each Selling Holder agrees to indemnify and hold harmless the Company, its directors, officers, employees and agents and each Person, if any, who controls the Company within the meaning of the Securities Act or of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Selling Holder, but only with respect to information regarding such Selling Holder furnished in writing by or on behalf of such Selling Holder expressly for inclusion in any Registration Statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto; provided, however, that the liability of such Selling Holder shall not be greater in amount than the dollar amount of the proceeds received by such Selling Holder from the sale of the Registrable Securities giving rise to such indemnification, except in the case of the willful misconduct of the Selling Holder.

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(c)          Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 4.06 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel as so elected; provided, however, that, (i) if the indemnifying party has failed to assume the defense and employ counsel or (ii) if the defendants in any such action include both the indemnified party and the indemnifying party and counsel to the indemnified party shall have concluded that there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party or that the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, then the indemnified party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party is incurred. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d)          If the indemnification provided for in this Section 4.06 is unavailable to the Company or the Selling Holders or is insufficient to hold them harmless in respect of any Losses, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses as between the Company on the one hand and each Selling Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of each Selling Holder on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statements of a material fact or the omission or alleged omission to state a material fact has been made by, or relates to, information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

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Article V

Section 5.01         Communications. All notices and other communications provided for or permitted hereunder shall be made in writing by electronic facsimile or electronic transmission, courier service or personal delivery;

(a)          if to a Holder, at the most current address given by such holder to the Company in accordance with the provisions of this Section 5.01,

(b)          if to the Company, initially at its address set forth in its reports filed with the Commission, and

(c)          for each, thereafter at such other address, notice of which is given in accordance with the provisions of this Section 5.01.

All such notices and communications shall be deemed to have been received at the time delivered by hand, if personally delivered; when receipt acknowledged, if by electronic facsimile or electronic transmission; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

Section 5.02         Successor and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties.

Section 5.03         Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

Section 5.04         Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 5.05         Governing Law. THE LAWS OF THE STATE OF TEXAS SHALL GOVERN THIS AGREEMENT WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

Section 5.06         Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.

Section 5.07         Entire Agreement. This Agreement, together with the Purchase Agreement and the other documents provided for therein are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the securities sold pursuant to the Purchase Agreement. This Agreement, the Purchase Agreement and the other documents provided for therein supersede all prior agreements and understandings between the parties with respect to such subject matter except as specified in the Purchase Agreement.

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Section 5.08         Attorneys’ Fees. In any action or proceeding brought to enforce any provision of this Agreement, the successful party shall be entitled to recover reasonable attorneys’ fees in addition to its costs and expenses and any other available remedy.

Section 5.09         Amendment. This Agreement may be amended only by means of a written amendment signed by the Company and by the Holders of a majority of the Registrable Securities.

Section 5.10         Assignment of Rights. The rights of any Holder under this Agreement may not be assigned to any Person without the prior written consent of the Company.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

COMPANY:

DGSE COMPANIES, INC., a Nevada corporation

By:
Name: Matthew Peakes
Title: Chief Executive Officer and President

Registration Rights Agreement

Signature Page

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STOCKHOLDERS:

ELEMETAL, LLC, a Delaware limited liability company

By:
Name: William E. LeRoy
Title: President/CEO

NTR METALS, LLC, a Texas limited liability company

By:
Name:
Title:

Registration Rights Agreement

Signature Page

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APPENDIX E

090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

DGSE Companies, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

ARTICLE FOURTH of the Articles of Incorporation of the Corporation shall be amended to read in its entirety as follows:

"Fourth. The total authorized capital stock of the Corporation shall consist of Sixty Million (60,000,000) shares of Common Stock of the par value of one cent ($0.01) per share."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: Majority

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After
Revised: 1-5-15

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APPENDIX F

DGSE COMPANIES, INC.

2016 EQUITY INCENTIVE PLAN

ARTICLE I. ESTABLISHMENT AND PURPOSE

1.1           Establishment. DGSE Companies, Inc., a Nevada corporation (“DGSE”), hereby establishes the DGSE Companies, Inc. 2016 Equity Incentive Plan for the benefit of certain officers, directors, employees, consultants and others performing services for DGSE and its Affiliates, as set forth in this Plan.

1.2           Purpose. The purposes of this Plan are to attract and retain highly qualified individuals to perform services for DGSE and its Affiliates, to further align the interests of those individuals with those of the shareholders of DGSE, and to more closely link compensation with the performance of DGSE and its Affiliates. DGSE is committed to creating long-term shareholder value. DGSE’s compensation philosophy is based on the belief that DGSE can best create shareholder value if employees, officers, directors, consultants and others performing services for DGSE and its Affiliates act and are rewarded as business owners. DGSE believes that an equity stake through equity compensation programs effectively aligns service provider and shareholder interests by motivating and rewarding performance that will enhance shareholder value.

1.3           Effectiveness and Term. This Plan shall become effective on August 23, 2016, which is the date of its adoption by the Board (the “Effective Date”), provided that the Plan is approved within 12 months following such date by the holders of at least a majority of the votes cast at an annual or special meeting of the shareholders of DGSE duly held in accordance with applicable law. If the Plan is not so approved by DGSE’s shareholders, the Plan will terminate and any Awards granted hereunder will be null and void. Unless terminated earlier in accordance with the preceding sentence or by the Board pursuant to Section 14.1, this Plan shall terminate on the day prior to the tenth anniversary of the Effective Date.

ARTICLE II. DEFINITIONS

2.1           “Affiliate” means (a) with respect to Incentive Stock Options, a “parent corporation” or a “subsidiary corporation” of DGSE, as those terms are defined in Sections 424(e) and (f) of the Code, respectively, and (b) with respect to other Awards, an organization that is aggregated and treated as a single employer with DGSE under Section 414(b) of the Code (controlled group of corporations) or Section 414(c) of the Code (group of trades or businesses under common control), as applicable.

2.2           “Award” means an award granted to a Participant in the form of Options, SARs, Restricted Stock, Restricted Stock Units, Performance Awards, Stock Awards or Other Incentive Awards, whether granted singly or in combination.

2.3           “Award Agreement” means a written agreement between DGSE and a Participant that sets forth the terms, conditions, restrictions and limitations applicable to an Award.

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2.4          “Board” means the Board of Directors of DGSE.

2.5          “Cash Dividend Right” means a contingent right, granted in tandem with a specific Restricted Stock Unit Award, to receive an amount in cash equal to the cash distributions made by DGSE with respect to a share of Common Stock during the period such Award is outstanding.

2.6          “Cause” means, unless otherwise defined in an Employee Agreement entered into by the Participant, any of the following: (a) a Participant’s conviction of, or plea of nolo contendere to, any felony or to any crime or offense causing substantial harm to the Company or involving acts of theft, fraud, embezzlement, moral turpitude or similar conduct; (b) a Participant’s repeated intoxication by alcohol or drugs during the performance of his duties in a manner that materially and adversely affects the Participant’s performance of such duties; (c) malfeasance in the conduct of the Participant’s duties, including, but not limited to (i) willful and intentional misuse or diversion of funds or assets of the Company, (ii) embezzlement or (iii) fraudulent or willful and material misrepresentations or concealments on any written reports submitted to the Company; (d) a Participant’s material violation of any provision of any employment, nonsolicitation, noncompetition or other agreement with, or policy of, the Company; or (e) a Participant’s material failure to perform the duties of the Participant’s employment or material failure to follow or comply with the reasonable and lawful written directives of the Board or senior officers of DGSE, in any case under clause (d) or (e) only after the Participant shall have been informed in writing of such material failure and given a period of not more than 30 days to remedy same.

2.7          “Change in Control” means the occurrence of any of the following events after the Effective Date:

(i)          Any one person, or more than one person acting as a group (other than the Elemetal Parties), acquires ownership of stock of DGSE that, together with stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of DGSE.

(ii)         DGSE is merged, consolidated or reorganized into or with another corporation or other legal person (an “Acquiror”) and as a result of such merger, consolidation or reorganization, less than 51% of the outstanding voting securities or other capital interests of the surviving, resulting or acquiring corporation or other legal person are owned in the aggregate by the stockholders of DGSE, directly or indirectly, immediately prior to such merger, consolidation or reorganization, other than by the Acquiror or any corporation or other legal person controlling, controlled by or under common control with the Acquiror.

(iii)        A majority of the members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board before the date of the appointment or election.

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(iv)        Any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from DGSE that have a total gross fair market value equal to or more than 80% of the total gross fair market value of all of the assets of DGSE immediately before such acquisition or acquisitions. A transfer of assets shall not be treated as a “Change in Control” when the transfer is made to an entity that is controlled by the shareholders of DGSE.

Notwithstanding the preceding provisions of this Section 2.7, with respect to any Award that consists of deferred compensation within the meaning of Section 409A of the Code, unless provided otherwise in the Award Agreement, a “Change in Control” shall not be deemed to have occurred with respect to an event unless such event also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).

2.8          “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations.

2.9          “Committee” means the Compensation Committee of the Board or such other committee of the Board as may be designated by the Board to administer the Plan, which committee shall consist of two or more members of the Board; provided, however, that with respect to the application of the Plan to Awards made to Outside Directors, the “Committee” shall be the Board. During such time as the Common Stock is registered under Section 12 of the Exchange Act, each member of the Committee shall be an Outside Director. To the extent that no Committee exists that has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code (to the extent applicable), such noncompliance with such requirements shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.

2.10        “Common Stock” means the common stock of DGSE, or any stock or other securities hereafter issued or issuable in substitution or exchange for the Common Stock.

2.11        “Company” means DGSE or any Affiliate.

2.12        “Consultant” means any natural person who is an individual consultant or advisor of the Company and who is not an Employee or director, provided that bona fide services are rendered by the consultant or advisor and such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for DGSE’s securities.

2.13        “Disability” means (a) the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months or (b) if the Company has an accident or health plan covering its employees, the Participant is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident or health plan covering employees of the Company; provided, however, that with respect to Options and SARs that are not deferred compensation that is subject to Section 409A, “Disability” shall mean disabled within the meaning of Code Section 22(e)(3).

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2.14         “Dividend Unit Right” means a contingent right, granted in tandem with a specific Restricted Stock Unit Award, to have an additional number of Restricted Stock Units credited to a Participant in respect of the Award equal to the number of shares of Common Stock that could be purchased at Fair Market Value with the amount of each cash distribution made by DGSE with respect to a share of Common Stock during the period such Award is outstanding.

2.15         “Effective Date” means the date this Plan becomes effective as provided in Section 1.3.

2.16         “Elemetal Parties” means Elemetal, LLC, a Delaware limited liability company, NTR Metals, LLC, a Texas limited liability company and any of their affiliates.

2.17         “Employee” means an employee of the Company; provided, however, that the term “Employee” does not include an Outside Director or an individual performing services for the Company who is treated for federal tax purposes as an independent contractor at the time of performance of services.

2.18         “Employee Agreement” means any agreement between the Company and an Employee containing one or more of the following agreements or covenants by the Employee: (i) an employment agreement, (ii) an agreement by the Employee to keep confidential certain information, (iii) an agreement or covenant to refrain from competing with the Company, (iv) an agreement or covenant to refrain from soliciting employees, contractors, customers, vendors or suppliers of the Company, or (v) an agreement to disclose and assign to the Company certain intellectual property, including without limitation, ideas, inventions, discoveries, processes, designs, methods, substances, articles, computer programs, and improvements.

2.19         “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.20         “Fair Market Value” means (a) if the Common Stock is listed on any established stock exchange or a national market system, including without limitation Nasdaq Global Select Market, Nasdaq Global Market, Nasdaq Capital Market, NYSE MKT LLC and the New York Stock Exchange, the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the date of the determination (or if there was no quoted price for such date, then for the last preceding business day on which there was a quoted price), as reported in The Wall Street Journal or such other source as the Committee deems reliable; (b) if the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the mean between the high bid and low asked prices for the Common Stock for the date of the determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or (c) if the Common Stock is not reported or quoted by any such organization, (i) with respect to Incentive Stock Options, the fair market value of the Common Stock as determined in good faith by the Committee within the meaning of Section 422 of the Code or (ii) with respect to other Awards, the fair market value of the Common Stock as determined in good faith by the Committee using a “reasonable application of a reasonable valuation method” within the meaning of Treasury Regulation § 1.409A-1(b)(5)(iv)(B).

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2.21         “Grant Date” means the date an Award is determined to be effective by the Committee upon the grant of such Award.

2.22         “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422(b) of the Code.

2.23         “Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

2.24         “Option” means an option to purchase shares of Common Stock granted to a Participant pursuant to Article VII. An Option may be either an Incentive Stock Option or a Nonqualified Stock Option, as determined by the Committee.

2.25         “Other Incentive Award” means an incentive award granted to a Participant pursuant to Article XII.

2.26         “Outside Director” means a member of the Board who (a) meets the independence requirements of the principal exchange or quotation system upon which the shares of Common Stock are listed or quoted, (b) from and after the date on which the remuneration paid pursuant to the Plan becomes subject to the deduction limitation under Section 162(m) of the Code, qualifies as an “outside director” under Section 162(m) of the Code, (c) qualifies as a “non-employee director” of DGSE under Rule 16b-3, and (d) satisfies independence criteria under any other applicable laws or regulations relating to the issuance of shares of Common Stock to Employees.

2.27         “Participant” means an Employee, director (including an Outside Director), Consultant or other individual performing services for the Company that has been granted an Award; provided, however, that no Award that may be settled in Common Stock may be issued to a Participant that is not a natural person.

2.28         “Performance Award” means an Award granted to a Participant pursuant to Article XI to receive cash or Common Stock conditioned in whole or in part upon the satisfaction of specified performance criteria.

2.29         “Permitted Transferee” shall have the meaning given such term in Section 15.4(c).

2.30         “Plan” means the DGSE Companies, Inc. 2016 Equity Incentive Plan, as in effect from time to time.

2.31         “Restricted Period” means the period established by the Committee with respect to an Award of Restricted Stock or Restricted Stock Units during which the Award remains subject to forfeiture.

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2.32         “Restricted Stock” means a share of Common Stock granted to a Participant pursuant to Article IX that is subject to such terms, conditions and restrictions as may be determined by the Committee.

2.33         “Restricted Stock Unit” means a fictional share of Common Stock granted to a Participant pursuant to Article X that is subject to such terms, conditions and restrictions as may be determined by the Committee.

2.34         “Rule 16b-3” means Rule 16b-3 promulgated by the SEC under the Exchange Act, or any successor rule or regulation that may be in effect from time to time.

2.35         “SEC” means the United States Securities and Exchange Commission, or any successor agency or organization.

2.36         “Section 409A” means Section 409A of the Code and/or the Treasury Regulations issued thereunder.

2.37         “Securities Act” means the Securities Act of 1933, as amended.

2.38         “Stock Appreciation Right” or “SAR” means a right granted to a Participant pursuant to Article VIII with respect to a share of Common Stock to receive upon exercise cash, Common Stock or a combination of cash and Common Stock, equal to the appreciation in value of a share of Common Stock.

2.39         “Stock Award” means a share of Common Stock granted to a Participant pursuant to Article XII that is not subject to vesting or forfeiture restrictions.

2.40         “DGSE” means DGSE Companies, Inc., a Nevada corporation, or any successor thereto.

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ARTICLE III. PLAN ADMINISTRATION

3.1          Plan Administrator and Discretionary Authority. This Plan shall be administered by the Committee. The Committee shall have total and exclusive responsibility to control, operate, manage and administer this Plan in accordance with its terms. The Committee shall have all the authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to this Plan. Without limiting the generality of the preceding sentence, the Committee shall have the exclusive right to (a) interpret this Plan and the Award Agreements executed hereunder, (b) decide all questions concerning eligibility for, and the amount of, Awards granted under this Plan, (c) construe any ambiguous provision of this Plan or any Award Agreement, (d) prescribe the form of Award Agreements, (e) correct any defect, supply any omission or reconcile any inconsistency in this Plan or any Award Agreement, (f) issue administrative guidelines as an aid in administering this Plan and make changes in such guidelines as the Committee from time to time deems proper, (g) make regulations for carrying out this Plan and make changes in such regulations as the Committee from time to time deems proper, (h) determine whether Awards should be granted singly or in combination, (i) to the extent permitted under this Plan, grant waivers of Plan terms, conditions, restrictions and limitations, (j) accelerate the exercise, vesting or payment of an Award, (k) require Participants to hold a stated number or percentage of shares of Common Stock acquired pursuant to an Award for a stated period, and (l) take any and all other actions the Committee deems necessary or advisable for the proper operation or administration of this Plan. The Committee shall have authority in its sole discretion with respect to all matters related to the discharge of its responsibilities and the exercise of its authority under this Plan, including without limitation its construction of the terms of this Plan and its determination of eligibility for participation in, and the terms of Awards granted under, this Plan. The decisions of the Committee and its actions with respect to this Plan shall be final, conclusive and binding on all persons having or claiming to have any right or interest in or under this Plan, including without limitation Participants and their respective Permitted Transferees, estates, beneficiaries and legal representatives. In the case of an Award intended to be eligible for the performance-based compensation exemption under Section 162(m) of the Code, the Committee shall exercise its discretion consistent with qualifying the Award for such exemption. In the case of an Award intended to be exempt from or compliant with Section 409A, the Committee shall exercise its discretion consistent with such intent. The Committee shall have the authority, in its sole and absolute discretion, to delegate its duties and functions under the Plan to the Chief Executive Officer or other named executive officer of DGSE or such other agents as it may appoint from time to time, provided the Committee may not delegate its duties where such delegation would violate state corporate law or with respect to making Award to, or otherwise with respect to Awards granted to, individuals who are covered employees receiving Awards that are intended to constitute “performance-based compensation” within the meaning of Section 162(m) of the Code.

3.2          Liability; Indemnification. No member of the Committee, nor any person to whom it has delegated authority, shall be personally liable for any action, interpretation or determination made in good faith with respect to this Plan or Awards granted hereunder, and each member of the Committee (or delegatee of the Committee) shall be fully indemnified and protected by DGSE with respect to any liability he may incur with respect to any such action, interpretation or determination, to the maximum extent permitted by applicable law.

ARTICLE IV. SHARES SUBJECT TO THE PLAN

4.1          Available Shares.

(a)          Subject to adjustment as provided in Section 4.2, the maximum number of shares of Common Stock that shall be available for grant of Awards under this Plan shall be 1,100,000 shares of Common Stock.

(b)          The maximum aggregate number of shares of Common Stock that may be issued pursuant to Incentive Stock Options is 1,100,000 shares. The maximum number of shares of Common Stock that may be subject to Options and SARs granted under the Plan to any one Participant during a fiscal year is 500,000 shares. The maximum number of shares of Common Stock that may be subject to Awards (other than Options and SARs) granted under the Plan to any one Participant during a fiscal year is 200,000 shares. The limitations provided in this Section 4.1(b) shall be subject to adjustment as provided in Section 4.2.

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(c)          Shares of Common Stock issued pursuant to this Plan may be original issue or treasury shares or any combination of the foregoing, as the Committee, in its sole discretion, shall from time to time determine. During the term of this Plan, DGSE will at all times reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of this Plan. If, after reasonable efforts, which efforts shall not include registration of the Plan or Awards under the Securities Act, DGSE is unable to obtain authority from any applicable regulatory body, which authorization is deemed necessary by legal counsel for DGSE for the lawful issuance of shares under the Plan, DGSE shall be relieved of any liability with respect to its failure to issue and sell the shares for which such requisite authority was so deemed necessary unless and until such authority is obtained.

(d)          Notwithstanding any provision of this Plan to the contrary, the Board or the Committee shall have the right to substitute or assume awards in connection with mergers, reorganizations, separations or other transactions to which Section 424(a) of the Code applies, provided such substitutions or assumptions are permitted by Section 424 of the Code (or, if applicable, Section 409A) and the regulations promulgated thereunder.

4.2          Adjustments for Recapitalizations and Reorganizations. Subject to Article XIII, if there is any change in the number or kind of shares of Common Stock outstanding (a) by reason of a stock dividend, spin-off, recapitalization, stock split or combination or exchange of shares, (b) by reason of a merger, reorganization or consolidation, (c) by reason of a reclassification or change in par value or (d) by reason of any other extraordinary or unusual event affecting the outstanding Common Stock as a class without DGSE’s receipt of consideration, or if the value of outstanding shares of Common Stock is reduced as a result of a spin-off or DGSE’s payment of an extraordinary cash dividend, or distribution, or dividend or distribution consisting of any assets of DGSE other than cash, the maximum number and kind of shares of Common Stock available for issuance under this Plan, the maximum number and kind of shares of Common Stock for which any individual may receive Awards in any fiscal year or under this Plan, the number and kind of shares of Common Stock covered by outstanding Awards, and the price per share or the applicable market value or performance target of such Awards shall be appropriately adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Common Stock to preclude, to the extent practicable, the enlargement or dilution of rights under such Awards; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. Notwithstanding the provisions of this Section 4.2, (i) the number and kind of shares of Common Stock available for issuance as Incentive Stock Options under this Plan shall be adjusted only in accordance with Sections 422 and 424 of the Code and the regulations thereunder, and (ii) outstanding Awards and Award Agreements shall be adjusted in accordance with (A) Sections 422 and 424 of the Code and the regulations thereunder with respect to Incentive Stock Options and (B) Section 409A with respect to Nonqualified Stock Options, SARs and, to the extent applicable, other Awards.

4.3          Adjustments for Awards. The Committee shall have sole discretion to determine the manner in which shares of Common Stock available for grant of Awards under this Plan are counted. Without limiting the discretion of the Committee under this Section 4.3, unless otherwise determined by the Committee, the following rules shall apply for the purpose of determining the number of shares of Common Stock available for grant of Awards under this Plan:

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(a)          Options, Restricted Stock and Stock Awards. The grant of Options, Restricted Stock or Stock Awards shall reduce the number of shares of Common Stock available for grant of Awards under this Plan by the number of shares of Common Stock subject to such an Award.

(b)          SARs. The grant of SARs that may be paid or settled (i) only in Common Stock or (ii) in either cash or Common Stock shall reduce the number of shares available for grant of Awards under this Plan by the number of shares subject to such an Award. The grant of SARs that may be paid or settled only for cash shall not affect the number of shares available for grant of Awards under this Plan.

(c)          Restricted Stock Units. The grant of Restricted Stock Units (including those credited to a Participant in respect of a Dividend Unit Right) that may be paid or settled (i) only in Common Stock or (ii) in either cash or Common Stock shall reduce the number of shares available for grant of Awards under this Plan by the number of shares subject to such an Award. The grant of Restricted Stock Units that may be paid or settled only for cash shall not affect the number of shares available for grant of Awards under this Plan.

(d)          Performance Awards and Other Incentive Awards. The grant of a Performance Award or Other Incentive Award in the form of Common Stock or that may be paid or settled (i) only in Common Stock or (ii) in either Common Stock or cash shall reduce the number of shares available for grant of Awards under this Plan by the number of shares subject to such an Award. The grant of a Performance Award or Other Incentive Award that may be paid or settled only for cash shall not affect the number of shares available for grant of Awards under this Plan.

(e)          Cancellation, Forfeiture and Termination. If any Award referred to in Sections 4.3(a), (b), (c) or (d) (other than an Award that may be paid or settled only for cash) is canceled or forfeited, or terminates, expires or lapses, for any reason, the shares then subject to such Award shall again be available for grant of any Awards under this Plan.

ARTICLE V. ELIGIBILITY

The Committee shall select Participants from those Employees, directors (including Outside Directors), Consultants and other individuals providing services to the Company that, in the opinion of the Committee, are in a position to make a positive contribution to the success of the Company. Once a Participant has been selected for an Award by the Committee, the Committee shall determine the type and size of Award to be granted to the Participant and shall establish in the related Award Agreement the terms, conditions, restrictions and limitations applicable to the Award, in addition to those set forth in this Plan and the administrative guidelines and regulations, if any, established by the Committee.

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ARTICLE VI. FORM OF AWARDS

6.1           Form of Awards. Awards may be granted under this Plan, in the Committee’s sole discretion, in the form of Options pursuant to Article VII, SARs pursuant to Article VIII, Restricted Stock pursuant to Article IX, Restricted Stock Units pursuant to Article X, Performance Awards pursuant to Article XI and Stock Awards and Other Incentive Awards pursuant to Article XII, or any combination thereof. All Awards shall be subject to the terms, conditions, restrictions and limitations of this Plan. The Committee may, in its sole discretion, subject any Award to such other terms, conditions, restrictions and/or limitations (including without limitation the time and conditions of exercise, vesting or payment of an Award and restrictions on transferability of any shares of Common Stock issued or delivered pursuant to an Award), provided they are not inconsistent with the terms of this Plan. The Committee may, but is not required to, subject an Award to such conditions as it determines are necessary or appropriate to ensure that an Award constitutes “qualified performance based compensation” within the meaning of Section 162(m) of the Code and the regulations thereunder. Awards under a particular Article of this Plan need not be uniform, and Awards under more than one Article of this Plan may be combined in a single Award Agreement. Any combination of Awards may be granted at one time and on more than one occasion to the same Participant. Subject to compliance with applicable tax law (including Section 409A), an Award Agreement may provide that a Participant may elect to defer receipt of income attributable to the exercise or vesting of an Award.

6.2           No Repricing or Reload Rights. Except for adjustments made pursuant to Section 4.2, no Award may be repriced, replaced, regranted through cancellation or otherwise modified without shareholder approval, if the effect would be to reduce the exercise price for the shares underlying such Award. The Committee may not cancel an outstanding Option having an exercise price that is known to be more than the Fair Market Value of the Common Stock for the purpose of granting a replacement Award of a different type.

ARTICLE VII. OPTIONS

7.1           General. Awards may be granted in the form of Options that may be Incentive Stock Options or Nonqualified Stock Options, or any combination of both. Incentive Stock Options may be granted only to Employees. Subject to Article V, Nonqualified Stock Options may be granted only to Employees, directors (including Outside Directors), Consultants or other individuals performing services for DGSE or a corporation or other type of entity in a chain of corporations or other entities in which each corporation or other entity has a “controlling interest” in another corporation or entity in the chain, starting with DGSE and ending with the corporation or other entity for which the Employee, director (including an Outside Director) or other individual performs services. For purposes of this Section 7.1, “controlling interest” means (a) in the case of a corporation, ownership of stock possessing at least 50% of total combined voting power of all classes of stock entitled to vote of such corporation or at least 50% of the total value of shares of all classes of stock of such corporation; (b) in the case of a partnership, ownership of at least 50% of the profits interest or capital interest of such partnership; (c) in the case of a sole proprietorship, ownership of the sole proprietorship; or (d) in the case of a trust or estate, ownership of an actuarial interest (as defined in Treasury Regulation § 1.414(c)-2(b)(2)(ii)) of at least 50% of such trust or estate.

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7.2          Terms and Conditions of Options. An Option shall be exercisable in whole or in such installments and at such times as may be determined by the Committee. The price at which a share of Common Stock may be purchased upon exercise of an Option shall be determined by the Committee, but such exercise price shall not be less than 100% of the Fair Market Value per share of Common Stock on the Grant Date unless the Option is granted through the assumption of, or in substitution for, outstanding awards previously granted to individuals who became Employees (or other service providers) as a result of a merger, consolidation, acquisition or other corporate transaction involving the Company in a manner that complies with Section 409A of the Code with respect to a Nonqualified Stock Option or Section 422 of the Code with respect to an Incentive Stock Option. Except as otherwise provided in Section 7.3, the term of each Option shall be as specified by the Committee; provided, however, that no Options shall be exercisable later than 10 years after the Grant Date. Options may be granted with respect to Restricted Stock or shares of Common Stock that are not Restricted Stock, as determined by the Committee in its sole discretion.

7.3          Restrictions Relating to Incentive Stock Options.

(a)          Options granted in the form of Incentive Stock Options shall, in addition to being subject to the terms and conditions of Section 7.2, comply with Section 422(b) of the Code. To the extent the aggregate Fair Market Value (determined as of the dates the respective Incentive Stock Options are granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of DGSE and its Affiliates exceeds $100,000, such excess Incentive Stock Options shall be treated as options that do not constitute Incentive Stock Options. The Committee shall determine, in accordance with the applicable provisions of the Code, which of a Participant’s Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the Participant of such determination as soon as practicable after such determination. The price at which a share of Common Stock may be purchased upon exercise of an Incentive Stock Option shall be determined by the Committee, but such exercise price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Grant Date. No Incentive Stock Option shall be granted to an Employee under this Plan if, at the time such Option is granted, such Employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of DGSE or of its Affiliates unless (i) on the Grant Date of such Option, the exercise price of such Option is at least 110% of the Fair Market Value of the Common Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the Grant Date of the Option.

(b)          Each Participant awarded an Incentive Stock Option shall notify DGSE in writing immediately after the date he or she makes a disqualifying disposition of any shares of Common Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including any sale) of such Common Stock before the later of (i) two years after the Grant Date of the Incentive Stock Option or (ii) one year after the date of exercise of the Incentive Stock Option.

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7.4          Exercise of Options.

(a)          Subject to the terms and conditions of this Plan, Options shall be exercised by the delivery of a written notice of exercise to DGSE, setting forth the number of whole shares of Common Stock with respect to which the Option is to be exercised, accompanied by full payment for such shares.

(b)          Upon exercise of an Option, the exercise price of the Option shall be payable to DGSE in full either (i) in cash or an equivalent acceptable to the Committee, (ii) in the sole discretion of the Committee and in accordance with any applicable administrative guidelines established by the Committee, (A) by tendering one or more previously acquired nonforfeitable, unrestricted shares of Common Stock having an aggregate Fair Market Value at the time of exercise equal to the total exercise price or (B) by surrendering a sufficient portion of the shares with respect to which the Option is exercised having an aggregate Fair Market Value at the time of exercise equal to the total exercise price or (iii) in a combination of the forms specified in (i) or (ii) of this subsection.

(c)          During such time as the Common Stock is registered under Section 12 of the Exchange Act, to the extent permissible under applicable law, payment of the exercise price of an Option may also be made, in the absolute discretion of the Committee, by delivery to DGSE or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares with respect to which the Option is exercised and deliver the sale or margin loan proceeds directly to DGSE to pay the exercise price and any required withholding taxes.

(d)          As soon as reasonably practicable after receipt of written notification of exercise of an Option and full payment of the exercise price and any required withholding taxes, DGSE shall (i) deliver to the Participant, in the Participant’s name or the name of the Participant’s designee, a stock certificate or certificates in an appropriate aggregate amount based upon the number of shares of Common Stock purchased under the Option or (ii) cause to be issued in the Participant’s name or the name of the Participant’s designee, in book-entry form, an appropriate number of shares of Common Stock based upon the number of shares purchased under the Option.

7.5          Termination of Employment or Service. Each Award Agreement embodying the Award of an Option may set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or service with the Company. Such provisions shall be determined by the Committee in its absolute discretion, need not be uniform among all Options granted under this Plan and may reflect distinctions based on the reasons for termination of employment or service. In the event a Participant’s Award Agreement embodying the Award of an Option does not set forth such termination provisions, the following termination provisions shall apply with respect to such Award:

(a)          Termination For Cause. If the employment or service of a Participant shall terminate for Cause, each outstanding Option held by the Participant shall automatically terminate as of the date of such termination of employment or service, and the right to exercise the Option shall immediately terminate.

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(b)          Termination By Reason of Death or Disability. In the event of a Participant’s termination of employment or service on account of death or Disability while employed by or in the service of DGSE or an Affiliate, each outstanding Option shall remain outstanding and may be exercised by the person who acquires the Option by will or the laws of descent and distribution, or by the Participant, as the case may be, but only (i) within the one year period following the date of death or termination on account of Disability (if otherwise prior to the date of expiration of the Option), and not thereafter, and (ii) to purchase the number of shares of Common Stock, if any, that could be purchased upon exercise of the Option at the time of death or termination on account of Disability.

(c)          Termination For Reasons Other Than Cause, Death or Disability. If a Participant’s employment or service with DGSE or an Affiliate is terminated voluntarily by the Participant or by action of DGSE or an Affiliate for reasons other than for Cause under circumstances that are not covered by subsections (a) or (b) of this Section 7.5, an Option may be exercised, but only (i) within three months after such termination (if otherwise prior to the date of expiration of the Option), and not thereafter, and (ii) to purchase the number of shares of Common Stock, if any, that could be purchased upon exercise of the Option at the date of termination of the Participant’s employment or service.

Notwithstanding the foregoing, except in the case of a Participant’s death, an Option will not be treated as an Incentive Stock Option unless at all times beginning on the Grant Date and ending on the day three months (one year in the case of a Participant who is “disabled” within the meaning of Section 22(e)(3) of the Code) before the date of exercise of the Option, the Participant is an employee of DGSE or a “parent corporation” or a “subsidiary corporation” of DGSE, as those terms are defined in Sections 424(e) and (f) of the Code, respectively (or a corporation or a parent or subsidiary corporation of such corporation issuing or assuming an option in a transaction to which Section 424(a) of the Code applies).

ARTICLE VIII. STOCK APPRECIATION RIGHTS

8.1          General.

(a)          The Committee may grant Awards in the form of SARs in such numbers and at such times as it shall determine. SARs shall vest and be exercisable in whole or in such installments and at such times as may be determined by the Committee. The price at which SARs may be exercised shall be determined by the Committee but shall not be less than 100% of the Fair Market Value per share of Common Stock on the Grant Date unless the SARs are granted through the assumption of, or in substitution for, outstanding awards previously granted to individuals who became Employees (or other service providers) as a result of a merger, consolidation, acquisition or other corporate transaction involving the Company in a manner that complies with Section 409A of the Code. The term of each SAR shall be as specified by the Committee; provided, however, that no SAR shall be exercisable later than 10 years after the Grant Date. At the time of an Award of SARs, the Committee may, in its sole discretion, prescribe additional terms, conditions, restrictions and limitations applicable to the SARs, including without limitation rules pertaining to the termination of employment or service (by reason of death, permanent and total disability, or otherwise) of a Participant prior to exercise of the SARs, as it determines are necessary or appropriate, provided they are not inconsistent with this Plan.

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(b)          Subject to Article V, SARs may be granted only to Employees, directors (including Outside Directors), Consultants or other individuals performing services for DGSE or a corporation or other type of entity in a chain of corporations or other entities in which each corporation or other entity has a “controlling interest” in another corporation or entity in the chain, starting with DGSE and ending with the corporation or other entity for which the Employee, director (including an Outside Director) or other individual performs services. For purposes of this Section 8.1(b), “controlling interest” means (a) in the case of a corporation, ownership of stock possessing at least 50% of total combined voting power of all classes of stock entitled to vote of such corporation or at least 50% of the total value of shares of all classes of stock of such corporation; (b) in the case of a partnership, ownership of at least 50% of the profits interest or capital interest of such partnership; (c) in the case of a sole proprietorship, ownership of the sole proprietorship; or (d) in the case of a trust or estate, ownership of an actuarial interest (as defined in Treasury Regulation § 1.414(c)-2(b)(2)(ii)) of at least 50% of such trust or estate.

8.2          Exercise of SARs. SARs shall be exercised by the delivery of a written notice of exercise to DGSE, setting forth the number of whole shares of Common Stock with respect to which the Award is being exercised. Upon the exercise of SARs, the Participant shall be entitled to receive an amount equal to the excess of the aggregate Fair Market Value of the shares of Common Stock with respect to which the Award is exercised (determined as of the date of such exercise) over the aggregate exercise price of such shares. Such amount shall be payable to the Participant in cash or in shares of Common Stock, as provided in the Award Agreement.

ARTICLE IX. RESTRICTED STOCK

9.1          General. Awards may be granted in the form of Restricted Stock in such numbers and at such times as the Committee shall determine. The Committee shall impose such terms, conditions and restrictions on Restricted Stock as it may deem advisable, including without limitation prescribing the period over which and the conditions upon which the Restricted Stock may become vested or be forfeited and/or providing for vesting upon the achievement of specified performance goals pursuant to a Performance Award. A Participant shall not be required to make any payment for Restricted Stock unless required by the Committee pursuant to Section 9.2.

9.2          Purchased Restricted Stock. The Committee may in its sole discretion require a Participant to pay a stipulated purchase price for each share of Restricted Stock.

9.3          Restricted Period. At the time an Award of Restricted Stock is granted, the Committee shall establish a Restricted Period applicable to such Restricted Stock. Each Award of Restricted Stock may have a different Restricted Period in the sole discretion of the Committee.

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9.4           Other Terms and Conditions. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. Restricted Stock awarded to a Participant under this Plan shall be registered in the name of the Participant or, at the option of DGSE, in the name of a nominee of DGSE, and shall be issued in book-entry form or represented by a stock certificate. Subject to the terms and conditions of the Award Agreement, a Participant to whom Restricted Stock has been awarded shall have the right to receive dividends thereon during the Restricted Period, to vote the Restricted Stock and to enjoy all other shareholder rights with respect thereto, except that (a) DGSE shall retain custody of any certificates evidencing the Restricted Stock during the Restricted Period and (b) the Participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Restricted Stock during the Restricted Period. A breach of the terms and conditions established by the Committee pursuant to the Award of the Restricted Stock may result in a forfeiture of the Restricted Stock. At the time of an Award of Restricted Stock, the Committee may, in its sole discretion, prescribe additional terms, conditions, restrictions and limitations applicable to the Restricted Stock, including without limitation rules pertaining to the termination of employment or service (by reason of death, permanent and total disability, retirement, cause or otherwise) of a Participant prior to expiration of the Restricted Period.

9.5           Miscellaneous. Nothing in this Article shall prohibit the exchange of shares of Restricted Stock pursuant to a plan of merger or reorganization for stock or other securities of DGSE or another corporation that is a party to the reorganization, provided that the stock or securities so received in exchange for shares of Restricted Stock shall, except as provided in Article XIII, become subject to the restrictions applicable to such Restricted Stock. Any shares of Common Stock received as a result of a stock split or stock dividend with respect to shares of Restricted Stock shall also become subject to the restrictions applicable to such Restricted Stock.

ARTICLE X. RESTRICTED STOCK UNITS

10.1         General. Awards may be granted in the form of Restricted Stock Units in such numbers and at such times as the Committee shall determine. The Committee shall impose such terms, conditions and restrictions on Restricted Stock Units as it may deem advisable, including without limitation prescribing the period over which and the conditions upon which a Restricted Stock Unit may become vested or be forfeited and/or providing for vesting upon the achievement of specified performance goals pursuant to a Performance Award. Upon the lapse of restrictions with respect to each Restricted Stock Unit, the Participant shall be entitled to receive one share of Common Stock or an amount of cash equal to the Fair Market Value of one share of Common Stock, as provided in the Award Agreement. A Participant shall not be required to make any payment for Restricted Stock Units.

10.2         Restricted Period. At the time an Award of Restricted Stock Units is granted, the Committee shall establish a Restricted Period applicable to such Restricted Stock Units. Each Award of Restricted Stock Units may have a different Restricted Period in the sole discretion of the Committee.

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10.3         Cash Dividend Rights and Dividend Unit Rights. To the extent provided by the Committee in its sole discretion, a grant of Restricted Stock Units may include a tandem Cash Dividend Right or Dividend Unit Right grant. A grant of Cash Dividend Rights may provide that such Cash Dividend Rights shall be paid directly to the Participant at the time of payment of the related dividend, be credited to a bookkeeping account subject to the same vesting and payment provisions as the tandem Award (with or without interest in the sole discretion of the Committee), or be subject to such other provisions or restrictions as determined by the Committee in its sole discretion. A grant of Dividend Unit Rights may provide that such Dividend Unit Rights shall be subject to the same vesting and payment provisions as the tandem Award or be subject to such other provisions and restrictions as determined by the Committee in its sole discretion.

10.4         Other Terms and Conditions. At the time of an Award of Restricted Stock Units, the Committee may, in its sole discretion, prescribe additional terms, conditions, restrictions and limitations applicable to the Restricted Stock Units, including without limitation rules pertaining to the termination of employment or service (by reason of death, Disability, retirement, Cause or otherwise) of a Participant prior to expiration of the Restricted Period.

ARTICLE XI. PERFORMANCE AWARDS

11.1         General. Awards may be granted in the form of Performance Awards that may be payable in the form of cash, shares of Common Stock or any combination of both, in such amounts and at such times as the Committee shall determine. Performance Awards shall be conditioned upon the level of achievement of one or more stated performance goals over a specified performance period that shall not be shorter than one year. Performance Awards may be combined with other Awards to impose performance criteria as part of the terms of such other Awards.

11.2         Terms and Conditions. Each Award Agreement embodying a Performance Award shall set forth (a) the amount, including a target and maximum amount if applicable, a Participant may earn in the form of cash or shares of Common Stock or a formula for determining such amount, (b) the performance criteria and level of achievement versus such criteria that shall determine the amount payable or number of shares of Common Stock to be granted, issued, retained and/or vested, (c) the performance period over which performance is to be measured, (d) the timing of any payments to be made, (e) restrictions on the transferability of the Award and (f) such other terms and conditions as the Committee may determine that are not inconsistent with this Plan.

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11.3         Code Section 162(m) Requirements. From and after the date on which remuneration paid (or Awards granted) pursuant to this Plan becomes subject to the deduction limitation of Section 162(m) of the Code, the Committee shall determine in its sole discretion whether all or any portion of a Performance Award shall be intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code (the “162(m) Requirements”). The performance criteria for any Performance Award that is intended to satisfy the 162(m) Requirements shall be established in writing by the Committee based on one or more performance goals of the type described in Section 11.4 not later than 90 days after commencement of the performance period with respect to such Award, provided that the outcome of the performance in respect of the goals remains substantially uncertain as of such time. The maximum amount that may be paid in cash pursuant to Performance Awards granted to a Participant with respect to a fiscal year that are intended to satisfy the 162(m) Requirements is $1,000,000; provided, however, that such maximum amount with respect to a Performance Award that provides for a performance period longer than one fiscal year shall be the foregoing limit multiplied by the number of full fiscal years in the performance period. At the time of the grant of a Performance Award and to the extent permitted under Code Section 162(m) and regulations thereunder for a Performance Award intended to satisfy the 162(m) Requirements, the Committee may provide for the manner in which the performance goals will be measured in light of specified corporate transactions, extraordinary events, accounting changes and other similar occurrences.

11.4         Performance Goals. The performance measure(s) to be used for purposes of Performance Awards shall be set in the Company’s sole discretion and may be described in terms of objectives that are related to the individual Participant or objectives that are Company-wide or related to a subsidiary, division, department, region, function or business unit of the Company in which the Participant is employed or with respect to which the Participant performs services, and may consist of one or more or any combination of the following criteria: (a) earnings or earnings per share (whether on a pre-tax, after-tax, operational or other basis), (b) growth in earnings or earnings per share (whether on a pre-tax, after-tax, operational or other basis), (c) return on equity, (d) return on assets or net assets, (e) return on capital or invested capital and other related financial measures, (f) cash flow, EBITDA or adjusted EBITDA, (g) revenues, (h) income, or operating income, (i) expenses or costs or expense levels or cost levels (absolute or per unit), (j) one or more operating ratios, (k) stock price, (l) total shareholder return, (m) operating profit, (n) profit margin, (o) capital expenditures, (p) market share, (q) contract awards or backlog, (r) overhead or other expense reduction, (s) credit rating, (t) strategic plan development and implementation, (u) improvement in workforce diversity, (v) improved attrition rates, (w) net borrowing, debt leverage levels, credit quality or debt ratings, (x) the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions, including without limitation a Change in Control, (y) net asset value per share, (z) economic value added, and (aa) individual business objectives. The performance goals based on these performance measures may be made relative to the performance of other business entities.

11.5         Certification and Negative Discretion. Prior to the payment of any compensation pursuant to a Performance Award that is intended to satisfy the 162(m) Requirements, the Committee shall certify the extent to which the performance goals and other material terms of the Award have been achieved or satisfied. The Committee in its sole discretion shall have the authority to reduce, but not to increase, the amount payable and the number of shares to be granted, issued, retained or vested pursuant to a Performance Award.

ARTICLE XII. STOCK AWARDS AND OTHER INCENTIVE AWARDS

12.1         Stock Awards. Stock Awards may be granted to Participants upon such terms and conditions as the Committee may determine. Shares of Common Stock issued pursuant to Stock Awards may be issued for cash consideration or for no cash consideration. The Committee shall determine the number of shares of Common Stock to be issued pursuant to a Stock Award. The Committee may in its sole discretion require a Participant to pay a stipulated purchase price for each share of Common Stock covered by a Stock Award.

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12.2         Other Incentive Awards. Other Incentive Awards may be granted in such amounts, upon such terms and at such times as the Committee shall determine. Other Incentive Awards may be granted based upon, payable in or otherwise related to, in whole or in part, shares of Common Stock if the Committee, in its sole discretion, determines that such Other Incentive Awards are consistent with the purposes of this Plan. Each grant of an Other Incentive Award shall be evidenced by an Award Agreement that shall specify the amount of the Other Incentive Award and the terms, conditions, restrictions and limitations applicable to such Award. Payment of Other Incentive Awards shall be made at such times and in such form, which may be cash, shares of Common Stock or other property (or any combination thereof), as established by the Committee, subject to the terms of this Plan.

ARTICLE XIII. CHANGE IN CONTROL

13.1        Vesting of Awards. Notwithstanding any provision of this Plan to the contrary, in the event of a Change in Control, the Committee, in its sole discretion, may accelerate or waive any time periods, conditions or contingencies relating to the exercise or realization of, or lapse of restrictions under, an Award granted hereunder and then outstanding (including treating any Performance Awards as if all performance criteria and other conditions were achieved or fulfilled to the maximum extent possible) so that:

(a)         if no exercise of the Award is required, the Award may be realized in full at the time of the occurrence of the Change in Control (the “Change Effective Time”), or

(b)          if exercise of the Award is required, the Award may be exercised in full as of the Change Effective Time;

provided that any such action contemplated under this Section 13.1 shall be effective only to the extent that such action will not cause any Award that is designed to satisfy Section 409A to fail to satisfy such section.

13.2        Assumption of Awards. Upon a Change in Control where DGSE is not the surviving entity (or survives only as a subsidiary of another entity), unless the Committee determines otherwise, all outstanding Options and SARs that are not exercised at or before the Change Effective Time will be assumed by or replaced with comparable options and rights in the surviving entity (or a parent of the surviving entity) in accordance with Code Section 424 or Section 409A and the Treasury Regulations and other guidance thereunder, as applicable, and other outstanding Awards will be converted into similar awards of the surviving entity (or a parent of the surviving entity).

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13.3         Cancellation of Awards. Notwithstanding the foregoing, in the event of a Change in Control of DGSE, then the Committee, in its sole discretion, may, no later than the Change Effective Time, require any Participant holding an Award to surrender such Award in exchange for (a) with respect to each share of Common Stock subject to an Option or SAR (whether or not vested), payment by the Company (or a successor), in cash, of an amount equivalent to the excess of the value of the consideration received for each share of Common Stock by holders of Common Stock in connection with such Change in Control (the “Change in Control Consideration”) over the exercise price or grant price per share, (b) with respect to each share of Common Stock subject to an Award of Restricted Stock Units or Other Incentive Awards, and related Cash Dividend Rights and Dividend Unit Rights (if applicable), payment by the Company (or a successor), in cash, of an amount equivalent to the value of any such Cash Dividend Rights and Dividend Unit Rights plus the value of the Change in Control Consideration for each share covered by the Award, assuming all restrictions or limitations (including risks of forfeiture) have lapsed and (c) with respect to a Performance Award, payment by the Company (or a successor), in cash, of an amount equivalent to the value of such Award, as determined by the Committee, taking into account, to the extent applicable, the Change in Control Consideration, and assuming all performance criteria and other conditions to payment of such Awards are achieved or fulfilled to the maximum extent possible. Payments made upon a Change in Control pursuant to this Section 13.3 shall be made no later than the Change Effective Time.

ARTICLE XIV. AMENDMENT AND TERMINATION

14.1         Plan Amendment and Termination. The Board may at any time suspend, terminate, amend or modify this Plan, in whole or in part; provided, however, that no amendment or modification of this Plan shall become effective without the approval of such amendment or modification by the shareholders of DGSE if (a) such amendment or modification increases the maximum number of shares subject to this Plan (except as provided in Article IV) or changes the designation or class of persons eligible to receive Awards under this Plan or (b) counsel for DGSE determines that such approval is otherwise required by or necessary to comply with applicable law or the listing requirements of an exchange or association on which the Common Stock is then listed or quoted. An amendment to this Plan generally will not require shareholder approval if it curtails rather than expands the scope of this Plan, nor if it is made to conform this Plan to statutory or regulatory requirements, such as, without limitation, Section 409A. Upon termination of this Plan, the terms and provisions of this Plan shall, notwithstanding such termination, continue to apply to Awards granted prior to such termination. Except as otherwise provided herein, no suspension, termination, amendment or modification of this Plan shall adversely affect in any material way any Award previously granted under this Plan, without the consent of the Participant (or the Permitted Transferee) holding such Award.

14.2         Award Amendment and Cancellation. The Committee may amend the terms of any outstanding Award granted pursuant to this Plan, but except as otherwise provided herein, no such amendment shall adversely affect in any material way the Participant’s (or a Permitted Transferee’s) rights under an outstanding Award without the consent of the Participant (or the Permitted Transferee) holding such Award. Notwithstanding the foregoing, DGSE may amend any Award Agreement to be exempt from Section 409A or to comply with the requirements of Section 409A or to modify any provision that causes an Award that is intended to be classified as an “equity instrument” under FASB Accounting Standards Codification, Topic 718 to be classified as a liability on DGSE’s financial statements.

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ARTICLE XV. MISCELLANEOUS

15.1        Award Agreements. After the Committee grants an Award under this Plan to a Participant, DGSE and the Participant shall enter into an Award Agreement setting forth the terms, conditions, restrictions and limitations applicable to the Award and such other matters as the Committee may determine to be appropriate. The Committee may permit or require a Participant to defer receipt of the payment of cash or the delivery of shares of Common Stock that would otherwise be due to the Participant in connection with any Award; provided, however, that any permitted deferrals shall be structured to meet the requirements of Section 409A. The terms and provisions of the respective Award Agreements need not be identical. All Award Agreements shall be subject to the provisions of this Plan, and in the event of any conflict between an Award Agreement and this Plan, the terms of this Plan shall govern. All Awards under this Plan are intended to be structured in a manner that will either comply with or be exempt from Section 409A.

15.2        Listing; Suspension.

(a)          If and as long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issuance of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. DGSE shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option or other Award with respect to such shares shall be suspended until such listing has been effected.

(b)          If at any time counsel to DGSE or its Affiliates shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on DGSE or its Affiliates under the laws of any applicable jurisdiction, DGSE or its Affiliates shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act, or otherwise, with respect to shares of Common Stock or Awards, and the right to exercise any Option or other Award shall be suspended until, in the opinion of such counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on DGSE or its Affiliates.

(c)          Upon termination of any period of suspension under this Section 15.2, any Award affected by such suspension that shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares that would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award unless otherwise determined by the Committee in its sole discretion.

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15.3        Additional Conditions. Notwithstanding anything in this Plan to the contrary (a) the Committee may, if it shall determine it necessary or desirable in its sole discretion, at the time of grant of any Award or the issuance of any shares of Common Stock pursuant to any Award, require the recipient of the Award or such shares of Common Stock, as a condition to the receipt thereof, to deliver to DGSE a written representation of present intention to acquire the Award or such shares of Common Stock for his own account for investment and not for distribution, (b) the certificate for shares of Common Stock issued to a Participant may include any legend that the Committee deems appropriate to reflect any restrictions on transfer and (c) all certificates for shares of Common Stock delivered under this Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange or association upon which the Common Stock is then listed or quoted, any applicable federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

15.4        Transferability.

(a)          All Awards granted to a Participant shall be exercisable during his lifetime only by such Participant, or if applicable, a Permitted Transferee as provided in subsection (c) of this Section 15.4; provided, however, that in the event of a Participant’s legal incapacity, an Award may be exercised by his guardian or legal representative. When a Participant dies, the personal representative, beneficiary, or other person entitled to succeed to the rights of the Participant may acquire the rights under an Award. Any such successor must furnish proof satisfactory to DGSE of the successor’s entitlement to receive the rights under an Award under the Participant’s will or under the applicable laws of descent and distribution.

(b)          Except as otherwise provided in this Section 15.4, no Award shall be subject to execution, attachment or similar process, and no Award may be sold, transferred, pledged, exchanged, hypothecated or otherwise disposed of, other than by will or pursuant to the applicable laws of descent and distribution. Any attempted sale, transfer, pledge, exchange, hypothecation or other disposition of an Award not specifically permitted by this Plan or the Award Agreement shall be null and void and without effect.

(c)          If provided in the Award Agreement, Nonqualified Stock Options may be transferred by a Participant to a Permitted Transferee. For purposes of this Plan, “Permitted Transferee” means (i) a member of a Participant’s immediate family, (ii) trusts in which a person listed in (i) above has more than 50% of the beneficial interest, (iii) a foundation in which the Participant or a person listed in (i) above controls the management of assets, (iv) any other entity in which the Participant or a person listed in (i) above owns more than 50% of the voting interests, provided that in the case of the preceding clauses (i) through (iv), no consideration is provided for the transfer and (v) any transferee permitted under applicable securities and tax laws as determined by counsel to DGSE. In determining whether a person is a “Permitted Transferee,” immediate family members shall include a Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships.

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(d)          Incident to a Participant’s divorce, the Participant may request that DGSE agree to observe the terms of a domestic relations order which may or may not be part of a qualified domestic relations order (as defined in Code Section 414(p)) with respect to all or a part of one or more Awards made to the Participant under this Plan. DGSE’s decision regarding such a request shall be made by the Committee, in its sole and absolute discretion, based upon the best interests of DGSE. The Committee’s decision need not be uniform among Participants. As a condition of participation, a Participant agrees to hold DGSE harmless from any claim that may arise out of DGSE’s observance of the terms of any such domestic relations order.

15.5        Withholding Taxes. The Company shall be entitled to deduct from any payment made under this Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment, may require the Participant to pay to the Company such withholding taxes prior to and as a condition of the making of any payment or the issuance or delivery of any shares of Common Stock under this Plan, and shall be entitled to deduct from any other compensation payable to the Participant any withholding obligations with respect to Awards. In accordance with any applicable administrative guidelines it establishes, the Committee may allow a Participant to pay the amount of taxes required by law to be withheld from or with respect to an Award by (a) withholding shares of Common Stock from any payment of Common Stock due as a result of such Award, or (b) permitting the Participant to deliver to the Company previously acquired shares of Common Stock, in each case having an aggregate Fair Market Value equal to the amount of such required withholding taxes. No payment shall be made and no shares of Common Stock shall be issued pursuant to any Award unless and until the applicable tax withholding obligations have been satisfied.

15.6         No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to this Plan or any Award granted hereunder, provided that the Committee in its sole discretion may round fractional shares down to the nearest whole share or settle fractional shares in cash.

15.7         Notices; Method of Delivery. All notices required or permitted to be given or made under this Plan or pursuant to any Award Agreement (unless provided otherwise in such Award Agreement) shall be in writing and shall be deemed to have been duly given or made if (a) delivered personally, (b) transmitted by first class registered or certified United States mail, postage prepaid, return receipt requested, (c) sent by prepaid overnight courier service or (d) sent by telecopy or facsimile transmission, with confirmation receipt, to the person who is to receive it at the address that such person has theretofore specified by written notice delivered in accordance herewith. Such notices shall be effective (i) if delivered personally or sent by courier service, upon actual receipt by the intended recipient, (ii) if mailed, upon the earlier of five days after deposit in the mail or the date of delivery as shown by the return receipt therefore or (iii) if sent by telecopy or facsimile transmission, when the answer back is received. DGSE or a Participant may change, at any time and from time to time, by written notice to the other, the address that it or such Participant had theretofore specified for receiving notices. Until such address is changed in accordance herewith, notices hereunder or under an Award Agreement shall be delivered or sent (A) to a Participant at his address as set forth in the records of the Company or (B) to DGSE at the principal executive offices of DGSE clearly marked “Attention: Chief Financial Officer.” Any provision of this Plan to the contrary notwithstanding, any provision in this Plan setting forth a requirement for delivery of a written notice, agreement, consent, acknowledgement, or other documentation in writing, including a written signature, may be satisfied by electronic delivery of such notice, agreement, consent, acknowledgment, or other documentation, in a manner that the Committee has prescribed or that is otherwise acceptable to the Committee, provided that evidence of the intended recipient’s receipt of the electronic delivery is available to the Committee and that such delivery is not prohibited by applicable laws and regulations.

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15.8        Compliance with Law and Stock Exchange or Association Requirements. It is the intent of DGSE that Options designated Incentive Stock Options comply with the applicable provisions of Section 422 of the Code, that Awards intended to constitute “qualified performance-based awards” comply with the applicable provisions of Section 162(m) of the Code, and that all Awards either be exempt from Section 409A or, if not exempt, comply with the requirements of Section 409A. To the extent that any legal requirement of Sections 422, 162(m) or 409A as set forth in this Plan ceases to be required under Sections 422, 162(m) or 409A, that Plan provision shall cease to apply. Any provision of this Plan to the contrary notwithstanding, the Committee may revoke any Award if it is contrary to law, governmental regulation or stock exchange or association requirements or modify an Award to bring it into compliance with any government regulation or stock exchange or association requirements. The Committee may agree to limit its authority under this Section 15.8.

15.9        Clawback. By accepting or exercising any Award granted under the Plan, the Participant agrees to abide and be bound by any policies adopted by DGSE, including without limitation any policies adopted to comply with Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or exchange listing standards promulgated thereunder, providing for the repayment and/or forfeiture of any Award or payment resulting from an accounting restatement or similar circumstances. Such repayment and/or forfeiture provisions shall apply whether or not the Participant is employed by or affiliated with the Company.

15.10        Binding Effect. The obligations of DGSE under this Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of DGSE, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of DGSE. The terms and conditions of this Plan shall be binding upon each Participant and his Permitted Transferees, heirs, legatees, distributees and legal representatives.

15.11        Severability. If any provision of this Plan or any Award Agreement is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of this Plan or such agreement, as the case may be, but such provision shall be fully severable and this Plan or such agreement, as the case may be, shall be construed and enforced as if the illegal or invalid provision had never been included herein or therein.

15.12        No Restriction of Corporate Action. Nothing contained in this Plan shall be construed to prevent DGSE or any Affiliate from taking any corporate action (including any corporate action to suspend, terminate, amend or modify this Plan) that is deemed by DGSE or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on this Plan or any Awards made or to be made under this Plan. No Participant or other person shall have any claim against DGSE or any Affiliate as a result of such action.

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15.13        Governing Law. This Plan shall be governed by and construed in accordance with the internal laws (and not the principles relating to conflicts of laws) of the State of Nevada except as superseded by applicable federal law.

15.14        No Right, Title or Interest in Company Assets. No Participant shall have any rights as a shareholder of DGSE as a result of participation in this Plan until the date of issuance of Common Stock in his name and, in the case of Restricted Stock, unless and until such rights are granted to the Participant pursuant to this Plan. To the extent any person acquires a right to receive payments from the Company under this Plan, such rights shall be no greater than the rights of an unsecured general creditor of the Company, and such person shall not have any rights in or against any specific assets of the Company. All Awards shall be unfunded.

15.15        Risk of Participation. Nothing contained in this Plan shall be construed either as a guarantee by DGSE or its Affiliates, or their respective shareholders, directors, officers or employees, of the value of any assets of this Plan or as an agreement by DGSE or its Affiliates, or their respective shareholders, directors, officers or employees, to indemnify anyone for any losses, damages, costs or expenses resulting from participation in this Plan.

15.16        No Guarantee of Tax Consequences. No person connected with this Plan in any capacity, including without limitation DGSE and its Affiliates and their respective directors, officers, agents and employees, makes any representation, commitment or guarantee that any tax treatment, including without limitation federal, state and local income, estate and gift tax treatment, will be applicable with respect to any Awards or payments thereunder made to or for the benefit of a Participant under this Plan or that such tax treatment will apply to or be available to a Participant on account of participation in this Plan.

15.17        Continued Employment or Service. Nothing contained in this Plan or in any Award Agreement shall confer upon any Participant the right to continue in the employ or service of the Company, or interfere in any way with the rights of the Company to terminate a Participant’s employment or service at any time, with or without cause. The loss of existing or potential profit in Awards will not constitute an element of damages in the event of termination of employment or service for any reason, even if the termination is in violation of an obligation of DGSE or an Affiliate to the Participant.

15.18        Miscellaneous. Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction of this Plan or any provisions hereof. The use of the masculine gender shall also include within its meaning the feminine. Wherever the context of this Plan dictates, the use of the singular shall also include within its meaning the plural, and vice versa.

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IN WITNESS WHEREOF, this Plan has been executed on this 23rd day of August, 2016.

DGSE COMPANIES, INC.

By:	/s/ Matthew Peakes

Name: Matthew Peakes
Title: Chief Executive Officer and President

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DGSE COMPANIES, INC.

IMPORTANT ANNUAL MEETING INFORMATION

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ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on October 26, 2016.

Vote by Internet

- Go to **www.investorvote.com/DGSE**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

1. The election as directors of all nominees listed:

Nominee	For	Withhold
01 - Matthew M. Peakes	☐	☐
02 - Douglas J. Lattner	☐	☐
03 - William E. LeRoy	☐	☐
04 - J. Marcus Scrudder	☐	☐
05 - Michael J. Noel	☐	☐

Proposal	For	Against	Abstain
2. The approval of issuance to Elemetal, LLC and NTR Metals, LLC of shares of the Company's common stock and issuance of a warrant to Elemetal to purchase additional shares of the Company's common stock in consideration of cancellation and forgiveness of debt owed to NTR and Elemetal by the Company which issuances may be deemed to result in a change in control of the Company.	☐	☐	☐
3. The approval of amendment to the Company's Articles of Incorporation increasing the Company's authorized shares.	☐	☐	☐
4. The adoption of the Company's 2016 Equity Incentive Plan.	☐	☐	☐
5. The advisory vote to approve Named Executive Compensation.	☐	☐	☐
6. The approval and ratification of Whitley Penn, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016.	☐	☐	☐
7. The adjournment of the annual meeting, if necessary, to solicit additional proxies in favor of proposals 1 through 6.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

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02FG4C

IMPORTANT ANNUAL MEETING INFORMATION

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON OCTOBER 26, 2016.

THE PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT:
www.dgsecompanies.com

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

REVOCABLE PROXY — DGSE COMPANIES, INC.

ANNUAL MEETING OF STOCKHOLDERS — OCTOBER 26, 2016

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

The undersigned hereby appoints Nick Rios and Patrick Mason, and either of them, with full power of substitution, as Proxies for the shareholder, to attend the Annual Meeting of the Stockholders of DGSE Companies, Inc. (the "Company"), to be held at the Company's Corporate Office, 15850 Dallas Parkway, Suite 140, Dallas, Texas 75248 on Wednesday, October 26, 2016, at 10:00 a.m., local time, and any adjournments thereof, and to vote all shares of the common stock of the Company that the stockholder is entitled to vote upon each of the matters referred to in the Proxy and, at their discretion, upon such other matters as may properly come before this meeting.

If no direction is made, this proxy will be voted in accordance with the Board of Director's recommendations.

This Proxy, when properly executed, will be voted in the manner directed herein by the stockholders of record. If no directions is made, this Proxy will be voted in accordance with the Board of Director's recommendations.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

C Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.